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The words "TAX EXEMPT FUNDS" in a rectangular blue box
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TAX-EXEMPT MONEY MARKET

INSURED INTERMEDIATE TAX EXEMPT

INSURED TAX EXEMPT

NEW YORK INSURED TAX FREE

MULTI-STATE INSURED TAX FREE

     ARIZONA         MARYLAND          NORTH CAROLINA
     CALIFORNIA      MASSACHUSETTS     OHIO
     COLORADO        MICHIGAN          OREGON
     CONNECTICUT     MINNESOTA         PENNSYLVANIA
     FLORIDA         MISSOURI          VIRGINIA
     GEORGIA         NEW JERSEY

ANNUAL REPORT
December 31, 1999


Market Overview
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
Arizona, California, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Oregon, Pennsylvania and Virginia Funds

Dear Investor:

We are pleased to present this Market Overview for the annual report for the First Investors Tax Exempt Funds (collectively, "the Funds") for the fiscal year ended December 31, 1999.

This is the first time we have grouped the Tax-Exempt Money Market Fund with our tax-exempt bond funds for reporting purposes. While there are important differences between the Tax-Exempt Money Market Fund and the other tax-exempt bond funds covered in this report, they all invest in tax-exempt debt securities. Accordingly, they may be properly grouped for reporting purposes.

The Economy

The U.S. economy, in its ninth year of expansion, continued to show remarkable strength during 1999. The economy grew at a rate of 4.2% during the reporting period. The unemployment rate fell to 4.1% -- a 29-year low -- and 2.6 million new jobs were created. Despite rapid growth and near full employment, inflation remained benign. As measured by the consumer price index, inflation increased slightly, from 1.6% to a still low 2.7%, primarily due to higher oil prices. Rising personal income, high consumer confidence, wealth from stock market gains and home price appreciation, and improvement in the economies of U.S. trading partners were all factors that contributed to economic growth.

The Bond Market

Interest rates moved steadily and substantially higher during the year, causing bond prices to decline. The yield on the benchmark 30-year U.S. Treasury bond rose from 5.10% to 6.48%, its highest in over two years. Early in the year, the market was hurt by a reversal of the "flight to safety," which had benefited bonds during the financial market crisis in the fall of 1998. As the year progressed, the market became increasingly concerned about the strength of the U.S. economy and likely Federal Reserve action. In fact, the Fed, concerned with the rapid expansion of the economy, raised the federal funds rate by 25 basis points (1/4 of 1%) three times during the year, thus undoing its three easing moves initiated in response to 1998's financial crisis.


Market Overview (continued)
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
Arizona, California, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Oregon, Pennsylvania and Virginia Funds

Among the various bond sectors, U.S. corporate high yield bonds had the best performance due to high coupon income. Mortgage-backed bonds were the second best sector due to reduced prepayment risk and a decrease in supply. Corporate investment grade bonds underperformed in part because of heavy issuance, particularly in the first half of the year. Similarly, the municipal bond market performed poorly due to substantial new issue supply and weak demand. The worst performing bond sector was Treasury securities, which are the most sensitive to changes in interest rates.

Looking Ahead

We anticipate that the bond market will continue to face a challenging environment in the months ahead. Given the economy's considerable momentum, the Federal Reserve is likely to continue to raise short-term interest rates. In addition, long-term rates are likely to continue to rise during the first few months of 2000. If the economy starts to slow due to higher interest rates, improvement in the bond market is possible by mid-year.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our shareholders to follow to reduce exposure to risk.* First, we encourage shareholders to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our shareholders to diversify their portfolios among stock, bond and money market funds. Third, we encourage our shareholders to follow a regular investment plan. It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.


Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

January 31, 2000

*There are a variety of risks associated with investing in bond mutual funds, including interest rate risk and credit risk. Interest-rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.


Portfolio Manager's Letter
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

Dear Investor:

We are pleased to present the annual report for the Tax-Exempt Money Market Fund for the fiscal year ended December 31, 1999. As mentioned in the Market Overview, this is the first time that the Tax-Exempt Money Market Fund is being grouped with our tax-exempt bond funds. During the period, the Fund's return on a net asset value basis (100% of which was free from federal income taxes) was 2.6% for Class A shares and 1.8% for Class B shares. The Fund maintained a $1.00 net asset value for each class of shares throughout the year.

Short-term municipal interest rates edged higher through most of the first half of the year before accelerating their climb during the second half. It was during the second half of the year that the Federal Reserve began raising interest rates in an effort to take some steam out of an economy that continued to exhibit extraordinary strength as it concluded its ninth year of expansion. In three separate actions, the Federal Reserve raised short-term interest rates by a total of 75 basis points (.75%) during 1999, reversing the liquidity that was provided during the last quarter of 1998, when financial markets were in turmoil.

The Tax-Exempt Money Market Fund continued to invest conservatively during 1999, investing a large portion of its assets in short-term variable rate securities in an effort to provide liquidity to its shareholders. While the interest rates of these securities reset at specific intervals and, as such, are subject to increased yield volatility, they are among the most liquid instruments in the market place and an integral part of any municipal money market portfolio. As the Federal Reserve raised rates, the yield of the Fund moved commensurately higher as the variable rate securities reset at higher interest rates.

Although the Fund's annual return for 1999 lags in comparison to returns in the equity market, money market funds in general were among the best performing sectors of the fixed-income market. While investors realize that longer-term returns offered by money market funds are generally lower than returns offered by other types of mutual funds, they continue to be attracted to the liquidity and relatively stable net asset value of money market funds.


Your Fund will continue to purchase only those securities considered at the time of purchase to present minimal market and credit risk to its shareholders. In addition, given the outlook for higher short-term interest rates, it is likely that the Fund will maintain a weighted average maturity that is similar to that of its peers.

Money market funds continue to be among the most conservative investment vehicles available, offering relative stability of principal, easy access to account information, generally free check writing privileges and a return that is generally higher than that available on most bank savings and checking accounts. Though money market funds are relatively conservative, there can be no assurance that they will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MICHAEL J. O'KEEFE

Michael J. O'Keefe
Vice President
and Portfolio Manager

January 31, 2000



Portfolio of Investments
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL NOTES AND VARIABLE RATE SECURITIES--97.6%
              Alabama--8.5%
    $  900M   City of Birmingham Wts., Series A, VR, 5.45%
                (LOC; First Alabama Bank)                                                $  900,000        $  546
       500M   University of Alabama Rev. Bonds, 3.60%, 6/1/00
                (AMBAC Insured)                                                             501,835           305
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,401,835           851
-----------------------------------------------------------------------------------------------------------------
              Alaska--3.0%
       500M   Valdez Marine Terminal Rev. Bonds
                (Exxon Mobil Corp.), VR, 4.75%                                              500,000           303
-----------------------------------------------------------------------------------------------------------------
              District of Columbia--3.3%
       550M   District of Columbia Rev. Bonds, VR, 5.45%
                (LOC; First Union National Bank)                                            550,000           334
-----------------------------------------------------------------------------------------------------------------
              Florida--2.1%
       100M   Citrus County Hospital Board Rev. Bonds,
                4%, 8/15/00 (FSA Insured)                                                   101,093            61
       240M   Florida State Board of Education Gen. Oblig. Bonds,
                4.068%, 6/1/20 (Prerefunded 6/1/00)                                         247,580           150
-----------------------------------------------------------------------------------------------------------------
                                                                                            348,673           211
-----------------------------------------------------------------------------------------------------------------
              Georgia--2.4%
       400M   Whitfield County Residential Care Facs. Auth. Rev.
                Bonds, VR, 5.40% (LOC; First Union National Bank)                           400,000           243
-----------------------------------------------------------------------------------------------------------------
              Idaho--3.0%
       500M   Power County Pollution Control Rev. Bonds, VR, 4.80%
                (LOC; Wachovia Bank)                                                        500,000           303
-----------------------------------------------------------------------------------------------------------------
              Illinois--9.4%
     1,000M   Illinois Edl. Facs. Auth. Rev. Bonds, VR, 5.35%
                (LOC; Northern Trust Company)                                             1,000,000           607
       540M   Illinois Health Facs. Auth. Rev. Bonds,
                3.525%, 4/15/00 (FGIC Insured)                                              543,729           330
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,543,729           937
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Iowa--2.7%
     $ 450M   Polk County Hospital Equip. & Impt. Rev. Bonds,
                VR, 5.50% (MBIA Insured, SPA; Bank of New York)                           $ 450,000         $ 273
-----------------------------------------------------------------------------------------------------------------
              Kentucky--5.0%
       800M   Kentucky Turnpike Auth. Economic Dev. Rd. Rev.
                Bonds, 3.93%, 5/15/10 (Prerefunded 5/15/00)                                 821,440           499
-----------------------------------------------------------------------------------------------------------------
              Maryland--4.9%
       800M   Baltimore County Poll. Control Rev. Bonds
                CP, 3.25%, 1/19/00 (Baltimore Gas &
                Electric Company)                                                           800,000           486
-----------------------------------------------------------------------------------------------------------------
              Missouri--3.3%
       550M   Environmental Impt. & Energy Res. Auth. Poll.
                Control Rev. Bonds, VR, 5.55% (National Rural
                Utilities Cooperative Finance Corp.)                                        550,000           334
-----------------------------------------------------------------------------------------------------------------
              Nebraska--5.5%
       900M   Norfolk Indl. Dev. Rev. Bonds, VR, 3.85%
                (LOC; Wachovia Bank of Georgia)                                             900,000           546
-----------------------------------------------------------------------------------------------------------------
              Nevada--3.7%
       300M   Clark County Sanitation Dist. Rev. Bonds
                3.85%, 7/1/00 (AMBAC Insured)                                               303,016           184
       295M   Washoe County Refunding Rev. Bonds, 4.65%,
                7/1/00 (MBIA Insured)                                                       298,527           181
-----------------------------------------------------------------------------------------------------------------
                                                                                            601,543           365
-----------------------------------------------------------------------------------------------------------------
              New Jersey--3.0%
       500M   State Transportation Corp. Capital Grant Antic. Notes,
                4.33%, 9/1/00 (FSA Insured)                                                 501,167           304
-----------------------------------------------------------------------------------------------------------------
              Ohio--4.3%
       700M   Warren County Health Care Facs. Rev. Bonds, VR, 5%
                (LOC; First Third Bank)                                                     700,000           425
-----------------------------------------------------------------------------------------------------------------
              Oregon--.6%
       100M   Clackamas County School District Gen. Oblig. Bonds,
                3.65%, 6/15/02 (Prerefunded 6/15/00)                                        102,192            62
-----------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Pennsylvania--4.3%
     $ 200M   Lehigh County Gen. Oblig. Bonds, 4%, 8/1/11
                (Prerefunded 8/1/00)                                                      $ 207,212         $ 126
       500M   Mercerburg Boro Gen. Purp. Auth. Edl. Fac. Rev.
                Bonds, VR, 6%, 11/1/27 (LOC; Mellon Bank)                                   500,000           303
-----------------------------------------------------------------------------------------------------------------
                                                                                            707,212           429
-----------------------------------------------------------------------------------------------------------------
              South Carolina--2.7%
       440M   York County School District Gen. Oblig. Bonds,
                3.918%, 3/1/00 (FSA Insured)                                                441,257           268
-----------------------------------------------------------------------------------------------------------------
              Texas--5.9%
       515M   Lubbock County Limited Gen. Oblig. Bonds,
                3.704%, 2/1/00 (Escrowed to maturity)                                       516,823           314
       450M   North Texas State University Rev. Bonds,
                3.75%, 4/15/00, (FSA Insured)                                               450,621           273
-----------------------------------------------------------------------------------------------------------------
                                                                                            967,444           587
-----------------------------------------------------------------------------------------------------------------
              Virginia--6.4%
       700M   Alexandria Indl. Dev. Auth. Rev. Bonds,
                VR, 5.40% (LOC; Bank of America)                                            700,000           425
       100M   Chesapeake Indl. Dev. Auth. Rev. Bonds,
                4%, 6/1/00 (MBIA Insured)                                                   100,203            61
       150M   Henrico County Indl. Dev. Auth. Hosp. Facs.
                Rev. Bonds, 4%, 8/15/00 (FSA Insured)                                       150,589            91
       100M   Virginia Education Loan Auth. Rev. Bonds,
                4%, 3/1/00 (Escrowed to maturity)                                           100,149            61
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,050,941           638
-----------------------------------------------------------------------------------------------------------------
              Washington--6.4%
       500M   Lake Tapps Parkway Properties Special Rev. Bonds,
                VR, 5.80% (LOC; USBank NA)                                                  500,000           303
       550M   Port Kalama, Washington Pub. Corp. Rev. Bonds,
                VR, 5.55% (LOC; Morgan Guaranty Trust Co.)                                  550,000           334
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,050,000           637
-----------------------------------------------------------------------------------------------------------------
              West Virginia--1.2%
       200M   West Virginia Hosp. Fin. Auth. Hosp. Rev. Bonds,
                VR, 5.47% (LOC; Bank One)                                                   200,000           121
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Wisconsin--6.0%
     $ 600M   Wisconsin Health & Edl. Facs. Auth. Rev. Bonds,
                3.80%, 6/1/00 (MBIA Insured)                                              $ 602,200         $ 365
       375M   Wisconsin Public Power Inc. System Rev. Bonds,
                4%, 7/1/10 (Prerefunded 7/1/00)                                             388,786           236
-----------------------------------------------------------------------------------------------------------------
                                                                                            990,986           601
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments
  (cost $16,078,419)+                                                       97.6%        16,078,419         9,757
Other Assets, Less Liabilities                                               2.4            400,653           243
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                 100.0%       $16,479,072       $10,000
=================================================================================================================

The interest rates shown for municipal notes and bonds are the effective rates at the time of purchase by the Fund. Interest rates on variable rate securities are adjusted periodically; the rates shown are the rates that were in effect at December
31, 1999. The variable rate securities are subject to optional tenders (which are exercised through put options) or mandatory redemptions. The put options are exercisable on a daily, weekly, monthly or semi-annual basis at a price equal to the principal amount plus accrued interest.

+ Aggregate cost for federal income tax purposes is the same.

Summary of Abbreviations:

  CP   Municipal Commercial Paper

  LOC  Letter of Credit

  SPA  Security Purchase Agreement

  VR   Variable Rate Securities

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
Arizona, California, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Oregon, Pennsylvania and Virginia Funds

Dear Investor:

We are pleased to present the annual report for the Insured Intermediate Tax Exempt Fund, Insured Tax Exempt Fund, New York Insured Tax Free Fund and Multi-State Insured Tax Free Fund (collectively, "the Funds") for the fiscal year ended December 31, 1999.

In general, the returns of the Funds were substantially better than their respective Lipper Inc. peer groups. During the period, the Funds had the following returns on a net asset value basis for Class A shares and Class B shares, respectively: Insured Intermediate Tax Exempt Fund
 .5% and -.5%, Insured Tax Exempt -3.6% and -4.3%, New York -3.7% and -4.3%, Arizona -1.9% and -2.6%, California -2.9% and -3.7%, Colorado -2.2% and -3.0%, Connecticut -1.9% and -2.7%, Florida -2.9% and -3.7%,
Georgia -3.0% and -3.8%, Maryland -2.5% and -3.3%, Massachusetts -2.4% and -3.2%, Michigan -2.6% and -3.3%, Minnesota -1.7% and -2.5%, Missouri -2.0% and -2.8%, New Jersey -2.1% and -2.9%, North Carolina -2.4% and -3.2%, Ohio -1.8% and -2.6%, Oregon -2.0% and -2.9%, Pennsylvania -2.2%
and -3.0%, and Virginia -2.6% and -3.4%.

The key factors affecting the Funds' performance were rising interest rates and the substantial issuance of municipal bonds, and decreased demand from institutional buyers.

Throughout the year, interest rates increased substantially, driving down the prices of municipal bonds. Long-term municipal bond yields increased from 5.26% to 6.23%, their highest level in over 3-1/2 years. New issuance was heavy -- the fourth largest year in the history of the market -- with $225 billion in new bonds issued. Over the course of the year, institutional demand for municipal bonds slowed. Property and casualty companies, due to their weak earnings, shunned the municipal bond market. Also, mutual funds were net sellers, as shareholders sold municipal bond fund holdings and used their losses to offset gains in the stock market. In response to this environment, municipal bond yields rose more than expected, in order to attract buyers.


During the year, the credit profile of the municipal bond market improved, with the exception of the health care sector. The default of Pennsylvania-based Allegheny Health, Education and Research Foundation's hospital system on $525 million of municipal bonds is an example of the difficulties this sector faced. The impact of the default was that uninsured hospital bonds lost value due to increased credit risk. This unfortunate situation reaffirms the value of municipal bond insurance in protecting individual investors. Most of the bonds in First Investors' tax-exempt municipal bond funds are insured for the timely payment of interest and principal by independent insurance companies that have received the highest ratings from independent ratings agencies. Although this insurance reduces credit risk, it does not protect against market fluctuations. Shares of the Funds will fluctuate in value, and may be worth more or less than their original cost.

With the exception of the performance of the New York Insured Tax Free Fund, the performance of each of the Funds, relative to its respective peer group, was excellent in 1999. However, the New York Insured Tax Free Fund's performance was very good relative to the broader universe of uninsured New York Funds. For the first half of 1999, the Funds' performance was mixed versus their peer groups, as interest rates rose more than expected. During the second half of 1999, the Funds' performance improved substantially as we shifted strategy, effectively decreasing the Funds' interest rate sensitivity. We increased the Funds' cash positions and bought bonds with relatively shorter maturities (15 years rather than 20 years). The Funds also benefited from large holdings of noncallable bonds, as callable bonds tend to decline in price faster than noncallable bonds. Also, the Funds had few holdings of "market discounts" bonds. These bonds are priced below their original issue price, and are very sensitive to changes in interest rates.

With regard to specific Funds, the Insured Intermediate Tax Exempt Fund benefited from trading opportunities created by access to new issues. The New York Insured Tax Free Fund's duration -- a measure of interest rate sensitivity -- was too long relative to its peer group during the first half of the year. Relative performance improved during the second half of the year after steps were taken to reduce the Fund's interest rate sensitivity.


Portfolio Manager's Letter (continued)
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
Arizona, California, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Oregon, Pennsylvania and Virginia Funds

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
and Portfolio Manager

January 31, 2000


Cumulative Performance Information
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND

Comparison of change in value of $10,000 investment in the First
Investors Insured Intermediate Tax Exempt Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                             As of December 31, 1999

         INSURED INTERMEDIATE
              TAX EXEMPT         LEHMAN BROTHERS
                 FUND         MUNICIPAL BOND INDEX
NOV 93         $ 9,375               $10,000
DEC 93           9,369                10,211
DEC 94           9,177                 9,683
DEC 95          10,416                11,386
DEC 96          10,840                11,870
DEC 97          11,672                12,961
DEC 98          12,426                13,801
DEC 99          12,490                13,517

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year               .51%             (5.76%)
  Five Years            6.36%              5.00%
  Since Inception
    (11/22/93)          4.82%              3.71%
  S.E.C. 30-Day Yield            4.13%
Class B Shares
  One Year              (.50%)            (4.48%)
  Since Inception
    (1/12/95)           5.33%              5.00%
  S.E.C. 30-Day Yield            3.40%

The graph compares a $10,000 investment in the First Investors
Insured Intermediate Tax Exempt Fund (Class A shares) beginning 11/22/93 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 1/12/95 the maximum sales charge was 3.5%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (6.40%), 4.29% and 2.88%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.48%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (5.17%) and 4.32%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.01%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--99.0%
              Alabama--4.2%
    $  400M   Alabama Water Poll. Ctl. Auth. 5.2% 8/15/2010                              $  396,500       $   421
-----------------------------------------------------------------------------------------------------------------
              Alaska--2.3%
       200M   Anchorage General Obligation 6 1/2% 7/1/2004                                  214,000           227
-----------------------------------------------------------------------------------------------------------------
              Arizona--17.7%
       255M   Apache Junction Water Utilities Revenue 5% 7/1/2003                           258,506           275
       250M   Maricopa County Uni. Sch. Dist. Gen. Oblig. #80
                (Chandler) 6.6% 7/1/2006                                                    272,500           289
       250M   Maricopa County Sch. Dist. Gen. Oblig. #11
                (Peoria) 5 1/8% 7/1/2011                                                    245,937           261
       375M   Maricopa County Uni. Sch. Dist. Gen. Oblig. #95
                (Queen Creek) 5.1% 7/1/2009                                                 371,719           395
       250M   Mesa Indl. Dev. Auth. (Discovery Health) 5.3% 1/1/2011                        248,750           264
       250M   Phoenix Civic Impt. Corp. Mun. Facs. Excise Tax Rev.
                6 3/4% 7/1/2004                                                             270,625           287
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,668,037         1,771
-----------------------------------------------------------------------------------------------------------------
              Illinois--13.0%
       250M   Chicago Board of Education 6% 12/1/2007                                       264,063           280
       250M   Chicago General Obligation 6 1/4% 10/31/2001                                  258,125           274
       250M   Northwest Subn. Mun. Jt. Action Water Agy.
                6.35% 5/1/2006                                                              268,125           285
       400M   Regional Transportation Authority 7 3/4% 6/1/2003                             437,500           465
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,227,813         1,304
-----------------------------------------------------------------------------------------------------------------
              Indiana--1.7%
       150M   Valparaiso Indpt. Multi-Schools Bldg. Corp.
                6 5/8% 7/1/2002*                                                            159,563           170
-----------------------------------------------------------------------------------------------------------------
              Kansas--3.5%
       250M   Kansas State Dev. Fin. Auth. Rev. (Tax Dept.
                Commerce Housing) 4.15% 6/1/2008                                            231,563           246
       100M   Saline County Uni. Sch. Dist. #305, 4.2% 9/1/2007                              94,375           100
-----------------------------------------------------------------------------------------------------------------
                                                                                            325,938           346
-----------------------------------------------------------------------------------------------------------------
              Kentucky--2.6%
       200M   Louisville & Jefferson Met. Sewer District
                10% 5/15/2004                                                               240,250           255
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Louisiana--4.3%
     $ 400M   Jefferson Parish Hosp. Svc. Dist. #2, 5 1/4% 12/1/2015                      $ 400,500         $ 425
-----------------------------------------------------------------------------------------------------------------
              Michigan--16.6%
       300M   Allegan Pub. Schl. Dist. Gen. Oblig. 6 1/2% 5/1/2007                          326,250           346
     1,000M   Brighton Area Schl. Dist. Gen. Oblig. Zero Coupon
                5/1/2005 (Prerefunded at $49.325)*                                          375,000           398
       350M   Greater Detroit Resources Recovery Authority Revenue
                6 1/4% 12/13/2007                                                           372,750           396
              Michigan State Hospital Finance Authority:
       250M     Mercy Health Services 5 1/4% 8/15/2009                                      248,437           264
       250M     Mercy Mt. Clemens 5.2% 5/15/2009                                            245,313           261
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,567,750         1,665
-----------------------------------------------------------------------------------------------------------------
              New Jersey--9.1%
       250M   Hudson County Impt. Auth. (N. Hudson Regl. Fire &
                Rescue - A) 5% 9/1/2009                                                     246,875           262
              New Jersey Economic Development Authority:
       200M     Market Transition Fac. Rev. 7% 7/1/2004*                                    217,750           231
       400M     Trans. Proj. Light Rail System 5% 5/1/2009                                  394,000           419
-----------------------------------------------------------------------------------------------------------------
                                                                                            858,625           912
-----------------------------------------------------------------------------------------------------------------
              New York--9.7%
       250M   New York City General Obligation 8% 8/1/2005*                                 285,625           303
       470M   New York State Dorm. Auth. (Anderson Sch. Proj.)
                5 1/8% 7/1/2009                                                             466,475           495
       150M   Niagara Falls Bridge Commission 6.3% 10/1/2002*                               159,000           169
-----------------------------------------------------------------------------------------------------------------
                                                                                            911,100           967
-----------------------------------------------------------------------------------------------------------------
              Ohio--2.3%
       200M   Columbus City Sch. Dist. Gen. Oblig. 6.65% 12/1/2002*                         214,500           228
-----------------------------------------------------------------------------------------------------------------
              Oklahoma--2.7%
       250M   Grady County Indl. Dev. Auth. 5 3/8% 11/1/2009                                255,312           271
-----------------------------------------------------------------------------------------------------------------
              Pennsylvania--2.3%
       200M   Pennsylvania Intergovernmental Coop. Auth. Spec. Tax
                Revenue 7% 6/15/2004                                                        217,500           231
-----------------------------------------------------------------------------------------------------------------
              Rhode Island--1.3%
       125M   Cranston General Obligation 5.15% 11/15/2008                                  125,000           133
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Texas--3.4%
     $ 300M   Harris County Toll Road General Obligation
                6 1/2% 8/15/2002*                                                         $ 319,125         $ 339
-----------------------------------------------------------------------------------------------------------------
              Washington--2.3%
       200M   Snohomish & Island Counties Schl. Dist. Gen. Oblig.
                #401 (Stanwood) 7% 12/15/2005                                               220,250           234
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $9,198,722)                        99.0%             9,321,763         9,899
Other Assets, Less Liabilities                                           1.0                 95,374           101
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                             100.0%            $9,417,137       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements



Cumulative Performance Information
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Insured Tax Exempt Fund, Inc. (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

               INSURED TAX      LEHMAN BROTHERS
               EXEMPT FUND     MUNICIPAL BOND INDEX
JAN 90           $ 9,375           $10,000
DEC 90             9,967            10,728
DEC 91            10,989            12,031
DEC 92            11,863            13,091
DEC 93            13,035            14,699
DEC 94            12,304            13,939
DEC 95            14,274            16,391
DEC 96            14,676            17,088
DEC 97            15,889            18,658
DEC 98            16,782            19,867
DEC 99            16,173            19,458

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (3.63%)             (9.62%)
  Five Years             5.62%               4.26%
  Ten Years              5.61%               4.93%
  S.E.C. 30-Day Yield            4.08%
Class B Shares
  One Year              (4.31%)             (8.14%)
  Since Inception
    (1/12/95)            4.74%               4.40%
  S.E.C. 30-Day Yield            3.62%

The graph compares a $10,000 investment in the First Investors
Insured Tax Exempt Fund, Inc. (Class A shares) beginning 1/1/90 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.5%
              Alabama--1.2%
              Alabama Water Pollution Control Authority:
   $ 5,205M     5 3/4% 8/15/2012                                                       $  5,289,581       $    55
     5,835M     6% 8/15/2014                                                              5,929,819            62
-----------------------------------------------------------------------------------------------------------------
                                                                                         11,219,400           117
-----------------------------------------------------------------------------------------------------------------
              Alaska--.6%
     8,000M   North Slope Boro, Alaska General Obligation Zero
                Coupon 6/30/2005                                                          6,080,000            63
-----------------------------------------------------------------------------------------------------------------
              Arizona--1.7%
     8,550M   Arizona State Municipal Financing Program
                Ctfs. of Partn. 7.7% 8/1/2010                                             9,928,687           103
              Maricopa County Sch. Dist. Gen. Oblig. #3
     1,025M     (Tempe Elementary) 5.6% 7/1/2015                                          1,012,188            11
              Maricopa County Sch. Dist. Gen. Oblig. #11
     5,500M     (Peoria Univ.) 5 1/2% 7/1/2014                                            5,438,125            56
-----------------------------------------------------------------------------------------------------------------
                                                                                         16,379,000           170
-----------------------------------------------------------------------------------------------------------------
              California--3.7%
     2,695M   California Public Capital Improv. Fin. Auth.
                8.1% 3/1/2018                                                             2,723,245            28
     4,220M   Long Beach Finance Authority 6% 11/1/2017                                   4,372,975            45
              San Francisco City & County Redevelopment Agency:
     8,150M     6 3/4% 7/1/2004*                                                          8,965,000            93
     1,850M     6 3/4% 7/1/2025                                                           1,979,500            21
     5,000M   San Jose Redevelopment Agency Tax Allocation
                6% 8/1/2015                                                               5,231,250            54
     5,000M   Santa Clara County Financing Authority
                7 3/4% 11/15/2010                                                         6,018,750            63
     6,220M   South Orange County Public Financing Authority
                6 1/2% 8/15/2010                                                          6,865,325            71
-----------------------------------------------------------------------------------------------------------------
                                                                                         36,156,045           375
-----------------------------------------------------------------------------------------------------------------
              Colorado--.7%
     1,550M   Colorado Health Facs. Auth. (Poudre Valley Health)
                5 5/8% 12/1/2019                                                          1,464,750            15
     5,000M   Denver City & County Airport Revenue 6% 11/15/2013                          5,212,500            54
-----------------------------------------------------------------------------------------------------------------
                                                                                          6,677,250            69
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Connecticut--2.5%
              Connecticut Special Tax Obligation Revenue:
  $ 13,500M     6 1/2% 10/1/2011                                                       $ 14,951,250         $ 155
     9,000M     6 1/8% 9/1/2012                                                           9,427,500            98
-----------------------------------------------------------------------------------------------------------------
                                                                                         24,378,750           253
-----------------------------------------------------------------------------------------------------------------
              Delaware--.7%
     7,000M   Delaware State Econ. Dev. Auth. Rev. Pollution
                Control 7.15% 7/1/2018                                                    7,358,750            76
-----------------------------------------------------------------------------------------------------------------
              District of Columbia--2.9%
              Washington, D.C. General Obligation:
     5,495M     Series "A" 6 1/2% 6/1/2009                                                5,962,075            62
    12,765M     Series "E" 6% 6/1/2012                                                   13,004,344           135
    10,000M     Series "B" 5 1/4% 6/1/2026                                                8,662,500            90
-----------------------------------------------------------------------------------------------------------------
                                                                                         27,628,919           287
-----------------------------------------------------------------------------------------------------------------
              Florida--3.7%
              Escambia County Utilities Authority:
     5,485M     6 1/4% 1/1/2012                                                           5,910,086            62
     5,360M     6 1/4% 1/1/2013                                                           5,762,000            60
     8,580M   Florida Housing Finance Corp. 5 3/4% 7/1/2017                               8,365,500            87
    10,000M   Lakeland, Florida Electric & Water Revenue
                6.05% 10/1/2012                                                          10,625,000           110
              Sunrise Utilities System Revenue:
     1,500M     10 1/4% 10/1/2000*                                                        1,566,840            16
     1,500M     10 3/4% 10/1/2000*                                                        1,572,240            16
     1,395M   West Coast Regional Water Supply 10.4% 10/1/2010*                           1,909,406            20
-----------------------------------------------------------------------------------------------------------------
                                                                                         35,711,072           371
-----------------------------------------------------------------------------------------------------------------
              Georgia--8.7%
     6,500M   Fulton County Facs. Corp. Ctfs. Partn.
                5 1/2% 11/1/2018                                                          6,142,500            64
     6,160M   Fulton County Water & Sewer Revenue
                6 3/8% 1/1/2014                                                           6,622,000            69
              Georgia Municipal Electric Authority Power Revenue:
     5,000M     6 1/4% 1/1/2012                                                           5,331,250            55
     5,000M     7 1/4% 1/1/2024                                                           5,781,250            60
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Georgia (continued)
              Metropolitan Atlanta Rapid Transit Authority:
   $ 7,500M     6 3/4% 7/1/2004*                                                        $ 8,212,500          $ 85
    20,450M     6 1/4% 7/1/2011                                                          22,137,125           230
    28,605M     6% 7/1/2013                                                              29,820,712           310
-----------------------------------------------------------------------------------------------------------------
                                                                                         84,047,337           873
-----------------------------------------------------------------------------------------------------------------
              Hawaii--2.6%
              Hawaii State General Obligation:
     5,500M     6% 10/1/2009                                                              5,781,875            60
     6,000M     6% 10/1/2010                                                              6,292,500            65
     7,000M     RITES-PA 601 Variable Rate 6.42% 9/1/2015
                 (Note 6)**                                                               6,938,750            72
     6,000M   Honolulu General Obligation 5 3/4% 4/1/2012                                 6,126,338            64
-----------------------------------------------------------------------------------------------------------------
                                                                                         25,139,463           261
-----------------------------------------------------------------------------------------------------------------
              Illinois--13.8%
              Chicago Board of Education Lease Certificates:
     5,000M     6% 1/1/2016                                                               5,118,750            53
    33,200M     6% 1/1/2020                                                              33,449,000           347
              Chicago General Obligation:
     7,000M     6% 7/1/2005*                                                              7,463,750            78
    16,660M     6 1/8% 7/1/2005*                                                         17,867,850           186
              Chicago O'Hare International Airport Revenue:
    14,570M     6 3/8% 1/1/2012                                                          15,444,200           160
    10,000M     6 3/8% 1/1/2015                                                          10,287,500           107
    16,750M   Illinois Development Finance Auth. Poll. Control
                Rev. 6 3/4% 3/1/2015                                                     17,943,437           186
              Illinois Development Finance Auth. Rev.
                (Rockford School 205):
     3,400M     6.55% 2/1/2009                                                            3,701,750            38
     5,000M     6.6% 2/1/2010                                                             5,443,750            57
     3,000M     6.65% 2/1/2011                                                            3,247,500            34
     4,000M   Regional Transportation Authority 7 3/4% 6/1/2019                           4,810,000            50
              Will County School District General Obligation:
     3,600M     7% 12/1/2007                                                              4,018,500            42
     2,080M     7.05% 12/1/2008                                                           2,337,400            24
     1,175M     7.1% 12/1/2009                                                            1,335,094            14
-----------------------------------------------------------------------------------------------------------------
                                                                                        132,468,481         1,376
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Indiana--.7%
   $ 4,070M   Delaware County Hosp. Auth. (Ball Memorial Hosp.)
                6 5/8% 8/1/2001*                                                        $ 4,273,500          $ 44
     2,205M   Indiana Housing Fin. Auth. Single-Family Mtge. Rev.
                7.6% 1/1/2016                                                             2,261,757            23
-----------------------------------------------------------------------------------------------------------------
                                                                                          6,535,257            67
-----------------------------------------------------------------------------------------------------------------
              Louisiana--4.4%
              Louisiana State General Obligation:
    14,555M     6% 5/1/2004*                                                             15,446,494           161
    14,000M     6% 5/1/2004*                                                             14,857,500           154
     8,050M     6.1% 5/1/2004*                                                            8,573,250            89
    15,000M   New Orleans Regional Transit Auth. Sales Tax Rev.
                Zero Coupon 12/1/2021                                                     3,862,500            40
-----------------------------------------------------------------------------------------------------------------
                                                                                         42,739,744           444
-----------------------------------------------------------------------------------------------------------------
              Massachusetts--7.2%
    10,025M   Boston, Mass. Water & Sewer 5 3/4% 11/1/2013                               10,275,625           107
              Mass. Bay Transportation Authority Gen. Sys. Rev.:
     9,080M     5.8% 3/1/2012                                                             9,409,150            97
    10,775M     5.8% 3/1/2013                                                            11,098,250           115
    10,000M     5 7/8% 3/1/2015                                                          10,162,500           106
     6,240M   Mass. Housing Finance Agency 6% 12/1/2012                                   6,325,800            66
    20,550M   Mass. State General Obligation 6% 8/1/2009                                 21,834,375           227
-----------------------------------------------------------------------------------------------------------------
                                                                                         69,105,700           718
-----------------------------------------------------------------------------------------------------------------
              Michigan--4.3%
    10,000M   Michigan State General Obligation 6 1/4% 11/1/2012                         10,750,000           112
    21,000M   Michigan State Hosp. Fin. Auth. (Ascension Health)
                5 3/4% 11/15/2017                                                        20,501,250           213
              Michigan State Housing Development Auth.
                Single-Family Mtge. Rev.:
     2,595M       7 1/2% 6/1/2015                                                         2,658,422            27
     2,105M       7.3% 12/1/2016                                                          2,154,994            22
     4,500M   Monroe County Econ. Dev. Corp. (Detroit Edison Co.)
                6.95% 9/1/2022                                                            5,090,625            53
-----------------------------------------------------------------------------------------------------------------
                                                                                         41,155,291           427
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Minnesota--.3%
   $ 1,275M   Eden Prairie Multi-Family Housing 8% 7/1/2026                             $ 1,308,469          $ 14
     1,240M   St. Paul Hsg. & Red. Auth. (Como-Lake Proj.)
                7 1/2% 3/1/2026 (Defaulted)(Note 1A)                                      1,264,800            13
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,573,269            27
-----------------------------------------------------------------------------------------------------------------
              Missouri--2.9%
              Missouri State Health & Educational Facilities Authority:
                BJC Health System Series A:
     6,840M       6 3/4% 5/15/2010                                                        7,652,250            80
    10,175M       6 3/4% 5/15/2011                                                       11,396,000           118
    10,000M     Lester E. Cox Medical Center Zero Coupon 9/1/2016                         3,687,500            38
     5,245M     SSM Health Care 6 1/4% 6/1/2007                                           5,467,911            57
-----------------------------------------------------------------------------------------------------------------
                                                                                         28,203,661           293
-----------------------------------------------------------------------------------------------------------------
              Nevada--.6%
              Las Vegas New Convention & Visitors Authority Revenue:
     3,500M     5 3/4% 7/1/2015                                                           3,460,625            36
     2,500M     5 3/4% 7/1/2017                                                           2,415,625            25
-----------------------------------------------------------------------------------------------------------------
                                                                                          5,876,250            61
-----------------------------------------------------------------------------------------------------------------
              New Jersey--.5%
     4,440M   New Jersey Health Care Facs. Fing. Auth.
                (AHS Hosp. Corp.) 6% 7/1/2013                                             4,639,800            48
-----------------------------------------------------------------------------------------------------------------
              New Mexico--.4%
     1,000M   Farmington Power Rev. Gen. Dev. 9 7/8% 7/1/2005*                            1,215,000            13
     2,230M   New Mexico Mortgage Finance Authority,
                Single-Family Mortgage 8% 1/1/2017                                        2,236,088            23
-----------------------------------------------------------------------------------------------------------------
                                                                                          3,451,088            36
-----------------------------------------------------------------------------------------------------------------
              New York--7.4%
     1,000M   Metropolitan Transit Authority Transit Facilities
                7 1/2% 7/1/2000*                                                          1,033,110            11
     7,000M   New York City General Obligation, 5 1/2% 5/15/2016                          6,728,750            70
     1,965M   New York City ROLS - Inverse Floater 5.22%
                2/7/2012 (Note 6)**                                                       1,852,013            19
    22,250M   New York City Municipal Water Finance Auth. Rev.
                6% 6/15/2021                                                             22,528,125           234
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              New York (continued)
   $ 4,500M   New York State Dorm. Auth. Rev. City Univ. System
                7 1/2% 7/1/2000*                                                        $ 4,662,585          $ 48
    11,100M   New York State Dorm. Auth. Rev. State Univ. System
                7 3/8% 5/15/2014                                                         11,436,552           119
     5,000M   New York State General Obligation 6% 6/15/2011                              5,181,250            54
     6,385M   New York State Housing Finance Agency Rev.
                5 7/8% 11/1/2010                                                          6,544,625            68
     5,840M   Suffolk County, N.Y. Indl. Dev. Agcy. Southwest
                Sewer Sys. 6% 2/1/2008                                                    6,161,200            64
     5,000M   Suffolk County, N.Y. Judicial Facs. Agy. (John P.
                Cohalan Complex) 5 3/4% 10/15/2013                                        5,050,000            52
-----------------------------------------------------------------------------------------------------------------
                                                                                         71,178,210           739
-----------------------------------------------------------------------------------------------------------------
              North Carolina--2.0%
              North Carolina Municipal Power Agency (Catawba):
     8,950M     6% 1/1/2010                                                               9,419,875            98
     8,945M     6% 1/1/2011                                                               9,392,250            97
-----------------------------------------------------------------------------------------------------------------
                                                                                         18,812,125           195
-----------------------------------------------------------------------------------------------------------------
              North Dakota--1.2%
    10,500M   Mercer County Poll. Ctrl. Rev. (Basin Electric Power
                Coop.) 7.2% 6/30/2013                                                    11,930,625           124
-----------------------------------------------------------------------------------------------------------------
              Oklahoma--3.3%
              Grand River Dam Authority Revenue:
     9,000M     5 3/4% 6/1/2008                                                           9,461,250            99
    13,000M     6 1/4% 6/1/2011                                                          14,056,250           146
     6,790M   Oklahoma State Ind. Dev. Auth. (Intregris Health
                System) 6% 8/15/2017                                                      6,671,175            69
     1,420M   Tulsa County Home Fin. Auth. Single-Family Mtge.
                7.35% 11/1/2010                                                           1,465,170            15
-----------------------------------------------------------------------------------------------------------------
                                                                                         31,653,845           329
-----------------------------------------------------------------------------------------------------------------
              Oregon--1.8%
              Oregon State Dept. Adm. Services (Lottery Revenue):
     1,500M     5 3/4% 4/1/2014                                                           1,513,125            16
     3,975M     5 1/4% 4/1/2015                                                           3,771,281            39
    11,950M   Salem-Keizer School District General Obligation
                5 3/8% 6/1/2014                                                          11,636,313           121
-----------------------------------------------------------------------------------------------------------------
                                                                                         16,920,719           176
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Pennsylvania--1.9%
   $ 5,000M   Pennsylvania State General Obligation
                6 3/4% 11/15/2013                                                       $ 5,412,500          $ 56
    12,050M   Pittsburgh Water & Sewer Authority
                6 1/2% 9/1/2013                                                          13,134,500           136
-----------------------------------------------------------------------------------------------------------------
                                                                                         18,547,000           192
-----------------------------------------------------------------------------------------------------------------
              Puerto Rico--.5%
     3,500M   Puerto Rico Commonwealth Highway & Transportation
                Auth. Rev. 6% 7/1/2018                                                    3,613,750            38
       900M   Puerto Rico Mun. Fin. Agy. 5 1/2% 8/1/2017                                    877,500             9
-----------------------------------------------------------------------------------------------------------------
                                                                                          4,491,250            47
-----------------------------------------------------------------------------------------------------------------
              South Dakota--.5%
     3,855M   South Dakota Health & Edl. Facs. Auth. (McKennan
                Hosp.) 7 5/8% 7/1/2006*                                                   4,486,256            46
-----------------------------------------------------------------------------------------------------------------
              Texas--10.7%
              Austin, Texas Utilities System Revenue:
     3,000M     8 5/8% 5/15/2002*                                                         3,266,250            34
    16,000M     6% 11/15/2013                                                            16,620,000           173
    30,465M     Zero Coupon 5/15/2018                                                     9,939,206           103
    29,410M     Zero Coupon 5/15/2019                                                     8,933,287            93
     5,000M   Bexar County, Texas Health Facs. (Baptist Memorial)
                6 3/4% 8/15/2004*                                                         5,481,250            57
              Harris County Toll Road Senior Lien:
     8,375M     Series "A" 6 1/2% 8/15/2002*                                              8,908,906            93
    11,065M     Series "A" 6 1/2% 8/15/2012                                              12,199,163           127
     7,305M     Series "A" 6 1/2% 8/15/2013                                               8,035,500            83
              Houston Water Conveyance System Ctfs. of Partn.:
     2,250M     6 1/4% 12/15/2012                                                         2,404,687            25
     4,705M     6 1/4% 12/15/2013                                                         4,999,063            52
     4,950M     6 1/4% 12/15/2014                                                         5,253,188            54
     6,035M     6 1/4% 12/15/2015                                                         6,344,294            66
     5,300M   Rio Grande Valley Hlth. Fac. Dev. Corp.
                (Valley Baptist Med. Ctr.) 6.4% 8/1/2012                                  5,538,500            57
     5,000M   Texas Public Fin. Auth. 6.2% 2/1/2005                                       5,281,250            55
-----------------------------------------------------------------------------------------------------------------
                                                                                        103,204,544         1,072
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Utah--.8%
   $ 2,000M   Provo, Utah Electric System Revenue
                10 3/8% 9/15/2015                                                       $ 2,707,500          $ 28
              Salt Lake County Water Conservancy
                District Revenue:
     3,800M     Zero Coupon 10/1/2011                                                     1,976,000            21
     3,800M     Zero Coupon 10/1/2012                                                     1,852,500            19
     3,760M     Zero Coupon 10/1/2013                                                     1,706,100            18
-----------------------------------------------------------------------------------------------------------------
                                                                                          8,242,100            86
-----------------------------------------------------------------------------------------------------------------
              Virginia--1.2%
    11,000M   Hanover County Indl. Dev. Auth. (Mem. Regl.
                Med. Ctr. Project) 6 3/8% 8/15/2018                                      11,605,000           121
-----------------------------------------------------------------------------------------------------------------
              Washington--1.7%
              Washington Public Power Supply System:
     5,000M     Project No. 2 - 7 3/8% 7/1/2000*                                          5,176,450            54
     4,960M     Project No. 2 - 7 3/8% 1/1/2001*                                          5,203,685            54
     5,000M   Washington State General Obligation 6.4% 6/1/2017                           5,262,500            54
     1,000M   Washington State Hsg. Fin. Comm. Single-Family
                Mtge. 7.7% 7/1/2016                                                       1,027,500            11
-----------------------------------------------------------------------------------------------------------------
                                                                                         16,670,135           173
-----------------------------------------------------------------------------------------------------------------
              Wisconsin--1.4%
    12,000M   Superior, Wisconsin Limited Obligation Rev.
                (Midwest Energy) 6.9% 8/1/2021                                           13,365,000           139
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $909,405,407)                    98.5%             948,631,336         9,851
Other Assets, Less Liabilities                                         1.5               14,325,795           149
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                           100.0%            $962,957,131       $10,000
=================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** The interest rates on these securities (commonly referred to as inverse floaters) vary inversely with interest rates on other municipal obligations or an index and are reset weekly by the issuer. The interest rate shown on these securities is the rate in effect at December 31, 1999.

See notes to financial statements



Cumulative Performance Information
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors New York Insured Tax Free Fund, Inc. (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

           NEW YORK INSURED       LEHMAN BROTHERS
            TAX FREE FUND       MUNICIPAL BOND INDEX
JAN 90         $ 9,375               $10,000
DEC 90           9,937                10,728
DEC 91          11,020                12,031
DEC 92          11,978                13,091
DEC 93          13,154                14,699
DEC 94          12,493                13,939
DEC 95          14,423                16,391
DEC 96          14,849                17,088
DEC 97          16,010                18,658
DEC 98          16,905                19,867
DEC 99          16,285                19,458

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (3.67%)             (9.69%)
  Five Years             5.45%               4.09%
  Ten Years              5.67%               5.00%
  S.E.C. 30-Day Yield             4.15%
Class B Shares
  One Year              (4.34%)             (8.17%)
  Since Inception
    (1/12/95)            4.56%               4.22%
  S.E.C. 30-Day Yield             3.72%

The graph compares a $10,000 investment in the First Investors
New York Insured Tax Free Fund, Inc. (Class A shares) beginning 1/1/90 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (9.79%), 4.04% and 4.97%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 4.03%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (8.27%) and 4.00%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.60%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.3%
              Education--17.8%
              New York State Dormitory Authority Revenues:
                City University:
   $ 2,000M       5 3/4% 7/1/2012                                                      $  2,040,000       $   120
     5,955M       5 3/4% 7/1/2013                                                         6,088,988           360
     3,000M       6% 7/1/2020                                                             3,041,250           180
     1,000M     Manhattanville College 7 1/2% 7/1/2000*                                   1,036,130            61
     1,610M     New York University 6% 7/1/2018                                           1,644,213            97
     1,000M     Pace University 6 1/2% 7/1/2012                                           1,102,500            65
                Special Act School Districts Program:
     1,375M       6% 7/1/2012                                                             1,431,718            85
     1,460M       6% 7/1/2013                                                             1,511,100            89
                State University Educational Facilities:
     3,600M       7 3/8% 5/15/2000*                                                       3,709,152           219
     1,000M       5 7/8% 5/15/2011                                                        1,043,750            62
     3,500M       5 1/2% 5/15/2013                                                        3,495,625           206
     2,000M       5 1/4% 5/15/2015                                                        1,912,500           113
     2,210M       5 1/4% 5/15/2018                                                        2,016,625           119
-----------------------------------------------------------------------------------------------------------------
                                                                                         30,073,551         1,776
-----------------------------------------------------------------------------------------------------------------
              General Obligation--19.4%
              Buffalo:
     1,040M     6% 12/1/2013                                                              1,085,500            64
     1,065M     6% 12/1/2014                                                              1,100,944            65
     1,250M   Monroe County 6% 3/1/2015                                                   1,296,875            76
              Nassau County:
     3,845M     6 1/2% 11/1/2004*                                                         4,215,081           249
     4,355M     5.7% 8/1/2012                                                             4,474,763           264
              New York City:
     3,355M     6.95% 8/15/2004*                                                          3,677,918           217
     3,000M     6.2% 8/1/2008                                                             3,210,000           190
     1,000M     7 1/4% 3/15/2018                                                          1,020,440            60
              Niagara Falls Public Improvement:
     1,340M     7 1/2% 3/1/2012                                                           1,596,275            94
     1,680M     7 1/2% 3/1/2015                                                           2,001,300           118
     1,600M     7 1/2% 3/1/2018                                                           1,908,000           113
     1,750M   North Hempstead 6.4% 4/1/2012                                               1,914,062           113
     1,100M   Puerto Rico Commonwealth 6 1/4% 7/1/2013                                    1,196,250            71
     4,000M   Puerto Rico Municipal Finance Agency 6% 8/1/2015                            4,110,000           243
-----------------------------------------------------------------------------------------------------------------
                                                                                         32,807,408         1,937
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Health Care--14.4%
              New York State Dormitory Authority Revenues:
   $ 7,500M     Memorial Sloan Kettering Cancer Center
                  5 3/4% 7/1/2020                                                       $ 7,387,500         $ 436
     1,210M     North Shore University Hospital (Plainview)
                  5 1/2% 11/1/2013                                                        1,208,488            71
     3,000M     St. Charles Hosp. & Rehab. Center 5.8%7/1/2015                            2,992,500           177
              New York State Medical Care Facilities Agency:
     3,690M     Beth Israel Hospital 7 1/2% 11/1/2000*                                    3,863,024           228
     1,850M     Long Term Health Care 7 3/8% 11/1/2011                                    1,891,625           112
                Mental Health Services Facilities:
     4,915M       6 1/2% 8/15/2004*                                                       5,338,918           315
       875M       7 3/8% 2/15/2014                                                          895,230            53
       835M       7.7% 2/15/2018                                                            837,981            49
-----------------------------------------------------------------------------------------------------------------
                                                                                         24,415,266         1,441
-----------------------------------------------------------------------------------------------------------------
              Housing--2.2%
     3,655M   New York State Housing Finance Agency
                6.05% 5/1/2011                                                            3,773,787           223
-----------------------------------------------------------------------------------------------------------------
              Transportation--26.2%
              Metropolitan Transit Authority of New York:
                Commuter Facilities Series:
     5,000M       6 1/8% 7/1/2004*                                                        5,325,000           314
     3,380M       5 1/4% 7/1/2011                                                         3,333,525           197
     2,565M       5 1/4% 7/1/2012                                                         2,494,463           147
     1,000M     Dedicated Tax Fund Series "A" 5 1/2% 4/1/2015                               978,750            58
     3,200M     Transit Facilities Series 5 1/2% 7/1/2017                                 3,108,000           184
     5,000M   New York City ROLS - Inverse Floater 5.22%
                2/7/2012 (Note 6)**                                                       4,712,500           278
     6,225M   New York City Transit Auth. Met. Trans. Auth.
                Triborough Ctf. of Partn. 5 5/8% 1/1/2015                                 6,100,500           360
     2,725M   New York State Thruway Authority 5 3/4% 4/1/2015                            2,718,188           161
              Puerto Rico Commonwealth Highway &
                Transportation Authority:
     3,060M       6 1/4% 7/1/2014                                                         3,289,500           194
     5,000M       6% 7/1/2018                                                             5,162,500           305
     6,900M   Triborough Bridge & Tunnel Authority Series "Y"
                6% 1/1/2012                                                               7,210,500           426
-----------------------------------------------------------------------------------------------------------------
                                                                                         44,433,426         2,624
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Utilities--9.7%
              New York City Municipal Water Finance Authority:
   $ 4,975M     5 7/8% 6/15/2012                                                        $ 5,180,219         $ 306
     2,000M     5 7/8% 6/15/2013                                                          2,067,500           122
     2,750M     6% 6/15/2021                                                              2,784,375           165
     6,165M   Suffolk County Water Authority 6% 6/1/2017                                  6,288,300           371
-----------------------------------------------------------------------------------------------------------------
                                                                                         16,320,394           964
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--8.6%
     1,000M   New York State Dorm. Auth. Rev. (Suffolk County
                Jud. Facs.) 7 3/8% 7/1/2016                                               1,150,000            68
     3,190M   New York State Urban Development Corporation
                Revenue (State Facilities) 5.6% 4/1/2015                                  3,154,112           186
              Puerto Rico Buildings Authority:
     1,250M     6 1/4% 7/1/2013                                                           1,353,125            80
     2,035M     6 1/4% 7/1/2015                                                           2,172,363           128
     7,000M     5 1/2% 7/1/2021                                                           6,763,750           399
-----------------------------------------------------------------------------------------------------------------
                                                                                         14,593,350           861
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $163,828,593)                 98.3%                166,417,182         9,826
Other Assets, Less Liabilities                                      1.7                   2,939,594           174
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                        100.0%               $169,356,776       $10,000
=================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** The interest rates on these securities (commonly referred to as inverse floaters) vary inversely with interest rates on other municipal obligations or an index and are reset weekly by the issuer.
   The interest rate shown on these securities is the rate in effect at December 31, 1999.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--ARIZONA FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Arizona Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

                 ARIZONA         LEHMAN BROTHERS
                    FUND      MUNICIPAL BOND INDEX
NOV 90           $ 9,375           $10,000
DEC 90             9,337            10,246
DEC 91            10,241            11,491
DEC 92            11,345            12,503
DEC 93            13,033            14,039
DEC 94            12,298            13,313
DEC 95            14,562            15,655
DEC 96            15,100            16,320
DEC 97            16,502            17,820
DEC 98            17,521            18,974
DEC 99            17,192            18,584

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (1.88%)               (8.02%)
  Five Years             6.93%                 5.56%
  Since Inception
    (11/1/90)            6.83%                 6.09%
  S.E.C. 30-Day Yield            4.52%
Class B Shares
  One Year              (2.60%)               (6.49%)
  Since Inception
    (1/12/95)            5.89%                 5.57%
  S.E.C. 30-Day Yield            4.01%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Arizona Fund (Class A shares) beginning 11/1/90 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (8.66%), 4.83% and 5.18%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.85%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.27%) and 4.59%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.30%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--ARIZONA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.6%
              Certificates of Participation--5.0%
              Arizona State:
    $  100M     6.1% 5/1/2007                                                           $   104,625       $    85
       375M     6 1/4% 9/1/2010                                                             395,625           323
       100M   Arizona State Municipal Financing Program
                7.7% 8/1/2010                                                               116,125            95
-----------------------------------------------------------------------------------------------------------------
                                                                                            616,375           503
-----------------------------------------------------------------------------------------------------------------
              General Obligation--41.9%
              Maricopa County School District:
       235M     #3 (Tempe) 7.3% 7/1/2009                                                    270,250           221
       400M     #11 (Peoria) 6.1% 7/1/2010                                                  416,500           340
       100M     #14 (Creighton) 7 7/8% 7/1/2006                                             115,750            94
     1,000M     #41 (Gilbert) Zero Coupon 1/1/2008                                          658,750           538
       300M     #68 (Alhambra) 6 3/4% 7/1/2004*                                             324,000           264
       380M     #80 (Chandler) 6 1/4% 7/1/2011                                              407,075           332
       275M     #80 (Chandler) 6 1/4% 7/1/2011                                              298,375           243
       100M     #92 (Pendergast Elementary) 6 5/8% 7/1/2000*                                102,160            83
       200M     #213 (Tempe) 7% 7/1/2008                                                    224,250           183
       500M     #213 (Tempe) 5 1/8% 7/1/2014                                                468,125           382
       500M   Pima County 5% 7/1/2014                                                       461,875           377
       100M   Pima County Unified School District #13
                (Tanque Verde) 6.7% 7/1/2010                                                108,500            89
       500M   Pinal County Unified School District #43
                (Apache Junction) 5 1/2% 7/1/2015                                           488,750           399
       100M   Puerto Rico Commonwealth 6.6% 7/1/2002*                                       106,375            87
       200M   Santa Cruz County School District #35, 6% 7/1/2008                            208,500           170
              Yavapai County:
       230M     Elementary School District #6
                  (Cottonwood-Oak Creek) 6.7% 7/1/2009                                      245,238           200
       215M     Elementary School District #28
                  (Camp Verde) 6% 7/1/2008                                                  225,212           184
-----------------------------------------------------------------------------------------------------------------
                                                                                          5,129,685         4,186
-----------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--ARIZONA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Health Care--14.3%
     $ 650M   Maricopa County Ind. Dev. Auth.
                (Samaritan Health Svcs.) 7% 12/1/2016                                     $ 737,750         $ 602
       600M   Mesa Ind. Dev. Auth.
                (Discovery Health System) 5 7/8% 1/1/2016                                   596,250           487
       100M   Mohave County Hosp. Dist. #1
                (Kingman Reg. Med. Ctr.) 6.45% 6/1/2008                                     104,500            85
       300M   Pima County Ind. Dev. Auth.
                (Tucson Med. Ctr.) 6 3/8% 4/1/2012                                          314,625           257
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,753,125         1,431
-----------------------------------------------------------------------------------------------------------------
              Housing--4.0%
       250M   Maricopa County Ind. Dev. Auth. Multi-Family Housing
                (Whispering Palms Apts.) 5.85% 7/1/2019                                     244,688           200
        90M   Phoenix Hsg. Fin. Corp. Mtg. Rev. 6.65% 7/1/2006                               90,225            73
       150M   Phoenix Ind. Dev. Auth. (Ventana Palms Apts.)
                6.1% 10/1/2019                                                              149,625           122
-----------------------------------------------------------------------------------------------------------------
                                                                                            484,538           395
-----------------------------------------------------------------------------------------------------------------
              Transportation--7.5%
       385M   Phoenix Airport Revenue 6 1/4% 7/1/2012                                       408,581           333
       500M   Puerto Rico Commonwealth Hwy. & Trans. Auth.
                6% 7/1/2018                                                                 516,250           422
-----------------------------------------------------------------------------------------------------------------
                                                                                            924,831           755
-----------------------------------------------------------------------------------------------------------------
              Utilities--16.9%
       200M   Central Arizona Water Conservation District
                Zero Coupon 5/1/2005                                                        153,500           125
       200M   Chandler Water & Sewer Revenue 7 1/4% 7/1/2013                                234,000           191
       225M   Gilbert Water & Sewer Revenue 6 1/2% 7/1/2012                                 239,906           196
              Mesa Utility Systems Revenue:
       350M     6 1/8% 7/1/2007*                                                            377,563           308
       350M     5 3/8% 7/1/2015                                                             338,187           276
       100M   Peoria Water & Sewer Revenue 6.6% 7/1/2000*                                   102,084            83
       355M   Puerto Rico Aqueduct & Sewer Authority 5% 7/1/2019                            317,281           259
       250M   Tucson Water Revenue 8% 7/1/2013                                              310,313           253
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,072,834         1,691
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--8.0%
     $ 305M   Casa Grande Excise Tax Rev. 6.1% 4/1/2009                                   $ 317,200         $ 259
       225M   Phoenix Civic Impt. Mun. Facs. Excise Tax Rev.
                6.6% 7/1/2004*                                                              245,531           200
       400M   Sierra Vista Mun. Ppty. Corp. Mun. Facs. Rev.
                6% 1/1/2011                                                                 416,000           340
-----------------------------------------------------------------------------------------------------------------
                                                                                            978,731           799
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $11,548,231)                   97.6%                11,960,119         9,760
Other Assets, Less Liabilities                                       2.4                    293,588           240
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%               $12,253,707       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--CALIFORNIA FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--California Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

          CALIFORNIA          LEHMAN BROTHERS
                FUND        MUNICIPAL BOND INDEX
JAN 90       $ 9,375              $10,000
DEC 90        10,028               10,728
DEC 91        11,156               12,031
DEC 92        12,234               13,091
DEC 93        13,851               14,699
DEC 94        13,006               13,939
DEC 95        15,368               16,391
DEC 96        15,969               17,088
DEC 97        17,513               18,658
DEC 98        18,618               19,867
DEC 99        18,081               19,458

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.88%)             (8.93%)
  Five Years             6.81%               5.44%
  Ten Years              6.79%               6.10%
  S.E.C. 30-Day Yield            4.23%
Class B Shares
  One Year              (3.67%)             (7.52%)
  Since Inception
    (1/12/95)            5.76%               5.43%
  S.E.C. 30-Day Yield            3.71%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--California Fund (Class A shares) beginning 1/1/90 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (9.26%), 5.07% and 5.62%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.88%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (8.01%) and 4.90%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.35%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--CALIFORNIA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.9%
              Certificates of Participation--13.1%
    $  500M   Castaic Lake Water Agency Water System Impt. Proj.
                7% 8/1/2012                                                               $ 577,500         $ 417
       625M   Los Angeles County Schs. Regionalized Business Svcs.
                Zero Coupon 8/1/2019                                                        190,625           138
       500M   Sacramento County Capital Projects 5 3/4% 7/15/2018                           495,625           357
       500M   San Diego County Inmate Reception Center
                6 3/4% 8/1/2004*                                                            550,625           397
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,814,375         1,309
-----------------------------------------------------------------------------------------------------------------
              General Obligation--9.9%
              Walnut Valley School District:
       750M     6% 8/1/2012                                                                 795,938           574
       500M     7.2% 2/1/2016                                                               567,500           409
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,363,438           983
-----------------------------------------------------------------------------------------------------------------
              Utilities--1.9%
       250M   Fresno Water Revenue 6 1/4% 9/1/2014                                          269,063           194
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--74.0%
       500M   Barstow Redevelopment Agency 7% 9/1/2014                                      572,500           413
       100M   California Public Capital Impt. Fin. Auth. Rev.
                8.1% 3/1/2018                                                               101,048            73
     1,315M   California State Public Works Board 6 1/2% 12/1/2008                        1,449,788         1,045
       500M   Corona Community Facs. Dist. 5 1/8% 9/1/2019                                  450,000           325
     1,000M   Long Beach Financing Authority Revenue
                6% 11/1/2017                                                              1,036,250           747
       500M   Palmdale Elementary School District Community
                Facilities 5.7% 8/1/2018                                                    492,500           355
       300M   Sacramento Redev. Agency Merged Downtown Redev.
                Proj. 6 3/4% 11/1/2005                                                      310,924           224
       640M   San Francisco City & Cnty. Pkg. Auth. Rev.
                7% 6/1/2005*                                                                716,800           517
       500M   San Francisco City & Cnty. Redev. Agy. (Moscone Ctr.)
                6 3/4% 7/1/2015                                                             541,250           390
       500M   San Jose Redevelopment Agency 6% 8/1/2015                                     523,125           377
       700M   San Mateo Joint Powers Authority Lease Revenue
                6 1/2% 7/1/2015                                                             766,500           555
       500M   San Rafael Redevelopment Agency 6.45% 12/1/2017                               526,875           380
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--CALIFORNIA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Other Revenue (continued)
     $ 500M   Santa Ana Financing Authority Lease Rev.
                6 1/4% 7/1/2015                                                           $ 534,375         $ 385
       750M   Santa Margarita/Dana Point Impt. Dist. 7 1/4% 8/1/2010                        870,000           627
       750M   South Gate Public Financing Authority 6% 10/1/2012                            797,813           575
       500M   South Orange County Public Finance Authority
                7% 9/1/2011                                                                 574,375           414
-----------------------------------------------------------------------------------------------------------------
                                                                                         10,264,123         7,402
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $12,987,840)                   98.9%                13,710,999         9,888
Other Assets, Less Liabilities                                       1.1                    155,235           112
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%               $13,866,234       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--COLORADO FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Colorado Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

                COLORADO        LEHMAN BROTHERS
                    FUND      MUNICIPAL BOND INDEX
MAY 92           $ 9,375           $10,000
DEC 92            10,015            10,753
DEC 93            11,432            12,073
DEC 94            10,773            11,449
DEC 95            12,739            13,463
DEC 96            13,321            14,035
DEC 97            14,570            15,325
DEC 98            15,483            16,318
DEC 99            15,151            15,982

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.15%)             (8.29%)
  Five Years             7.06%               5.68%
  Since Inception
    (5/4/92)             6.45%               5.57%
  S.E.C. 30-Day Yield            4.56%
Class B Shares
  One Year              (2.96%)             (6.85%)
  Since Inception
    (1/12/95)            6.04%               5.72%
  S.E.C. 30-Day Yield            3.89%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Colorado Fund (Class A shares) beginning 5/4/92 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (9.13%), 4.66% and 4.46%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.67%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.86%) and 4.35%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 2.94%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--COLORADO FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.9%
              Certificates of Participation--4.5%
     $ 200M  Garfield County Bldg. Corp. 5 1/2% 12/1/2013                                $  197,250       $   444
-----------------------------------------------------------------------------------------------------------------
              Education--7.5%
       225M   Colorado Postsecondary Educ. Facs. Auth. Rev.
                (Auraria Foundation) 6% 9/1/2015                                            228,094           514
       100M   University of Northern Colorado Revenue 6% 6/1/2004*                          105,500           238
-----------------------------------------------------------------------------------------------------------------
                                                                                            333,594           752
-----------------------------------------------------------------------------------------------------------------
              General Obligation--45.1%
       150M   Bayfield School District #10, 6 1/2% 6/1/2005*                                161,250           363
       250M   Douglas County School District #RE 1, 8% 12/15/2009                           301,561           679
              Eagle Garfield & Routt Cntys. School District #RE 50J:
       150M     6.3% 12/1/2004*                                                             162,188           365
       200M     5 1/4% 12/1/2014                                                            189,500           427
       150M   El Paso County School District #020, 6.2% 12/15/2007                          160,688           362
       150M   Garfield County School District #RE 2, 6.15% 12/1/2003*                       158,813           358
       150M   Garfield Pitkin & Eagle Cntys. School District #RE 1,
                6.6% 6/15/2004*                                                             162,000           365
       100M   Green Valley Met. Dist. 5 3/8% 12/1/2014                                       96,875           218
       200M   Jefferson County School District #R001, 5% 12/15/2017                         177,000           399
       200M   Puerto Rico Commonwealth 6 1/4% 7/1/2012                                      218,250           492
       100M   Summit County School District #RE1, 6.55% 12/1/2004*                          107,625           242
       100M   Yuma Hospital District 6.4% 11/1/2004*                                        107,375           242
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,003,125         4,512
-----------------------------------------------------------------------------------------------------------------
              Health Care--16.7%
              Colorado Health Facilities Authority:
       200M     North Colorado Med. Ctr. 5 1/2% 5/5/2015                                    191,750           432
       200M     Poudre Valley Health Care 5 5/8% 12/1/2019                                  189,000           426
       100M     Sisters of Charity 6 1/4% 5/15/2012                                         107,000           241
       250M   Colorado Springs Hospital Revenue 6% 12/15/2015                               253,125           570
-----------------------------------------------------------------------------------------------------------------
                                                                                            740,875         1,669
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Transportation--8.1%
     $ 100M   Arapahoe County Capital Impt.Highway Rev. (E470)
                6.05% 8/31/2015                                                           $ 101,250         $ 228
       150M   Denver City & County Airport Revenue
                5 3/4% 11/15/2016                                                           149,437           337
       100M   Puerto Rico Commonwealth Hwy. & Transn. Auth. Rev.
                6 1/4% 7/1/2014                                                             107,500           242
-----------------------------------------------------------------------------------------------------------------
                                                                                            358,187           807
-----------------------------------------------------------------------------------------------------------------
              Utilities--5.8%
       150M   Westminster Water & Wastewater Util. Enterprise Rev.
                6% 12/1/2009                                                                155,063           349
       100M   Woodland Park Wastewater Util. Rev. 6.05% 12/1/2013                           103,500           233
-----------------------------------------------------------------------------------------------------------------
                                                                                            258,563           582
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--11.2%
       100M   Pueblo Urban Renewal Authority Tax Increment Rev.
                6.05% 12/1/2012                                                             104,250           235
       200M   Puerto Rico Aqueduct & Sewer Authority 5% 7/1/2019                            178,750           402
       100M   Puerto Rico Mun. Fin. Agy. Series "A" 6% 7/1/2004*                            106,875           241
       100M   Puerto Rico Public Buildings Authority 6 1/4% 7/1/2012                        108,625           245
-----------------------------------------------------------------------------------------------------------------
                                                                                            498,500         1,123
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $4,290,564)                     98.9%                4,390,094         9,889
Other Assets, Less Liabilities                                        1.1                    49,356           111
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                          100.0%               $4,439,450       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--CONNECTICUT FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Connecticut Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

             CONNECTICUT        LEHMAN BROTHERS
                    FUND     MUNICIPAL BOND INDEX
OCT 90           $ 9,375           $10,000
DEC 90             9,395            10,431
DEC 91            10,345            11,698
DEC 92            11,306            12,729
DEC 93            12,900            14,292
DEC 94            12,030            13,553
DEC 95            14,097            15,937
DEC 96            14,573            16,615
DEC 97            15,851            18,141
DEC 98            16,826            19,317
DEC 99            16,501            18,919

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (1.93%)             (8.06%)
  Five Years             6.52%               5.16%
  Since Inception
    (10/8/90)            6.31%               5.57%
  S.E.C. 30-Day Yield            4.15%
Class B Shares
  One Year              (2.67%)             (6.56%)
  Since Inception
    (1/12/95)            5.54%               5.21%
  S.E.C. 30-Day Yield            3.63%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Connecticut Fund (Class A shares) beginning 10/8/90 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (8.38%), 4.74% and 4.99%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.82%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.01%) and 4.61%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.27%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--CONNECTICUT FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.0%
              Education--21.5%
              Connecticut State Health & Educational Facilities
                Authority Revenue:
    $  725M     Choate Rosemary Hall 6.8% 7/1/2004*                                     $   790,250       $   374
                Fairfield University:
     1,000M       5 5/8% 7/1/2016                                                           988,750           468
       500M       5 1/4% 7/1/2018                                                           463,125           219
       500M     Loomis Chafee School Project - Series "B"
                  6% 7/1/2015                                                               508,125           241
     1,000M     Trinity College 6 1/8% 7/1/2004*                                          1,071,250           508
       750M   University of Connecticut 5 1/4% 4/1/2014                                     719,063           341
-----------------------------------------------------------------------------------------------------------------
                                                                                          4,540,563         2,151
-----------------------------------------------------------------------------------------------------------------
              General Obligation--33.8%
       100M   Bethel 6 1/2% 2/15/2011                                                       109,750            52
       775M   Bridgeport 5 1/2% 9/1/2015                                                    768,219           364
              Connecticut State:
       500M     Series "A" 6 1/2% 3/15/2002*                                                528,123           250
       700M     Series "E" 6% 3/15/2012                                                     738,500           350
       500M     5 3/4% 11/1/2013                                                            510,625           242
       130M   Coventry 6.7% 12/15/2009                                                      145,600            69
              Griswold:
       250M     5 3/4% 4/15/2010                                                            257,813           123
       100M     6 1/4% 6/15/2010                                                            108,250            51
       100M   Groton City 6 3/4% 6/1/2007                                                   110,750            52
       800M   New Britain 6% 3/1/2012                                                       845,000           400
       130M   Newton 6.7% 8/15/2010                                                         145,438            69
       250M   Plainfield 6 3/8% 8/1/2011                                                    262,500           124
     1,000M   Puerto Rico 6 1/4% 7/1/2012                                                 1,091,250           517
       500M   Puerto Rico Mun. Fin. Agy. 5 1/2% 8/1/2017                                    487,500           231
       290M   Regional School District #5, 6.3% 3/1/2002*                                   305,588           145
       330M   Southington 6.55% 4/1/2012                                                    347,325           165
        90M   Stafford 6.55% 11/15/2008                                                      99,225            47
       250M   Westbrook 6.4% 3/15/2010                                                      273,125           129
-----------------------------------------------------------------------------------------------------------------
                                                                                          7,134,581         3,380
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--CONNECTICUT FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Health Care--14.5%
              Connecticut State Health & Educational Facilities
                Authority Revenue:
     $ 450M     Bridgeport Hospital 6 1/2% 7/1/2012                                       $ 475,312         $ 225
       500M     Child Care Facilities Program 5 1/2% 7/1/2019                               475,625           225
       500M     Lawrence & Memorial Hospital 6 3/8% 7/1/2002*                               530,000           251
       700M     New Britain General Hospital 6 1/8% 7/1/2014                                721,000           342
       325M     Stamford Hospital Series "C" 6 1/2% 7/1/2001*                               340,844           162
       500M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                6 1/4% 7/1/2016                                                             521,875           247
-----------------------------------------------------------------------------------------------------------------
                                                                                          3,064,656         1,452
-----------------------------------------------------------------------------------------------------------------
              Housing--3.6%
       750M   Connecticut State Housing Finance Authority
                6% 11/15/2010                                                               768,750           364
-----------------------------------------------------------------------------------------------------------------
              Transportation--11.5%
              Connecticut State Special Tax Obligation
                Transportation Infrastructure:
       285M       6% 10/1/2004*                                                             302,456           143
       250M       6.1% 10/1/2004*                                                           266,250           126
       500M       6 1/2% 10/1/2011                                                          553,750           262
       250M       6 1/8% 9/1/2012                                                           265,000           126
     1,000M   Puerto Rico Hwy. & Trans. Auth. 6% 7/1/2018                                 1,032,500           489
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,419,956         1,146
-----------------------------------------------------------------------------------------------------------------
              Utilities--4.6%
       200M   Puerto Rico Electric Power Authority Revenue
                5 1/4% 7/1/2013                                                             195,750            93
              South Central Conn. Regl. Water Auth. Water Sys. Rev.:
       250M     5 7/8% 8/1/2002*                                                            261,875           124
       500M     6 1/8% 8/1/2014                                                             516,250           245
-----------------------------------------------------------------------------------------------------------------
                                                                                            973,875           462
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--7.5%
     $ 545M   Connecticut State Dev. Auth. Govtl. Lease Rev.
                6 1/2% 6/15/2008                                                          $ 587,237         $ 279
              Puerto Rico Public Buildings Authority:
       350M     6 1/4% 7/1/2013                                                             378,875           179
       575M     6 1/4% 7/1/2015                                                             613,813           291
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,579,925           749
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $19,821,908)                                        20,482,306         9,704
-----------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT
              INVESTMENTS--.5%
       100M   Puerto Rico Commonwealth Floater Certificates
                Series 20 Adjustable Rate Note 5.24%**
                (cost $100,000)                                                             100,000            47
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments
  (cost $19,921,908)                                                97.5%                20,582,306         9,751
Other Assets, Less Liabilities                                       2.5                    525,554           249
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%               $21,107,860       $10,000
=================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Interest rates on Adjustable Rate Notes are determined and reset periodically by the issuer.
   The interest rate shown is the rate in effect at December 31, 1999.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--FLORIDA FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Florida Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

                 FLORIDA        LEHMAN BROTHERS
                    FUND      MUNICIPAL BOND INDEX
OCT 90           $ 9,375           $10,000
DEC 90             9,345            10,431
DEC 91            10,442            11,698
DEC 92            11,526            12,729
DEC 93            13,161            14,292
DEC 94            12,451            13,553
DEC 95            14,788            15,937
DEC 96            15,282            16,615
DEC 97            16,685            18,141
DEC 98            17,702            19,317
DEC 99            17,182            18,919

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.93%)             (9.02%)
  Five Years             6.65%               5.28%
  Since Inception
    (10/5/90)            6.77%               6.03%
  S.E.C. 30-Day Yield            4.21%
Class B Shares
  One Year              (3.65%)             (7.50%)
  Since Inception
    (1/12/95)            5.72%               5.40%
  S.E.C. 30-Day Yield            3.69%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Florida Fund (Class A shares) beginning 10/5/90 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (9.30%), 4.89% and 5.43%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.92%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.95%) and 4.81%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.37%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--FLORIDA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.7%
              Education--3.9%
    $1,000M   Miami-Dade County Educational Facilities Authority
                (University of Miami) 5 1/4% 4/1/2015                                    $  952,500        $  388
-----------------------------------------------------------------------------------------------------------------
              General Obligation--3.6%
       300M   Miami 6% 12/1/2010                                                            320,250           131
       500M   North Springs Improvement District 7% 10/1/2009                               571,875           233
-----------------------------------------------------------------------------------------------------------------
                                                                                            892,125           364
-----------------------------------------------------------------------------------------------------------------
              Health Care--9.0%
       350M   North Broward Hospital District 6 1/2% 1/1/2002*                              369,250           151
     1,000M   Orange County Health Facs. Auth. (Orlando Regional
                Healthcare) 6 1/4% 10/1/2018                                              1,048,750           428
       750M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                6 1/4% 7/1/2016                                                             782,813           319
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,200,813           898
-----------------------------------------------------------------------------------------------------------------
              Housing--2.1%
       530M   Florida State Board Regt. Hsg. Rev. University of
                Central Florida 5 5/8% 10/1/2018                                            516,750           211
-----------------------------------------------------------------------------------------------------------------
              Transportation--6.4%
       500M   Dade County Aviation Revenue Series "A"
                6% 10/1/2010                                                                522,500           213
       300M   Florida State Turnpike Authority Turnpike Revenue
                6.35% 7/1/2002*                                                             315,000           128
       250M   Pensacola Airport Revenue 5.6% 10/1/2017                                      244,688           100
       455M   Port Palm Beach District Revenue 6 1/4% 9/1/2008                              479,456           196
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,561,644           637
-----------------------------------------------------------------------------------------------------------------
              Utilities--46.8%
       750M   Charlotte County Utilities Revenue 6 3/4% 10/1/2003*                          815,625           333
     1,000M   Cocoa Water & Sewer Revenue 5 3/4% 10/1/2007*                               1,055,000           430
              Escambia County Utilities Authority Util. Sys. Rev.:
       500M     6 1/4% 1/1/2013                                                             537,500           219
     1,000M     6 1/4% 1/1/2015                                                           1,062,500           433
       690M   Jacksonville Beach Utility Revenue 6 3/4% 10/1/2001*                          729,675           298
     1,495M   Lakeland Electric & Water Revenue 6.05% 10/1/2014                           1,569,750           640
       265M   Miramar Utilities Improvement Revenue
                6.4% 10/1/2007                                                              283,219           116
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--FLORIDA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Utilities (continued)
   $ 1,000M   Plant City Utility System Revenue 6% 10/1/2015                            $ 1,038,750         $ 424
     1,000M   Puerto Rico Electric Power Authority 5 1/4% 7/1/2013                          978,750           399
       500M   Sarasota County Utility System Revenue
                6 1/2% 10/1/2004*                                                           545,000           222
              Seminole County Water & Sewer Revenue:
       500M     6% 10/1/2009                                                                531,250           217
       500M     6% 10/1/2019                                                                508,317           207
     1,000M   St. John's County Water & Sewer Revenue
                5 1/2% 6/1/2011                                                           1,017,500           415
       750M   West Melbourne Water & Sewer Revenue
                6 3/4% 10/1/2014                                                            803,438           328
-----------------------------------------------------------------------------------------------------------------
                                                                                         11,476,274         4,681
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--25.9%
     1,000M   Gulf Breeze Local Govt. Loan Program
                5.55% 12/01/2015                                                            985,000           402
     1,000M   Indian Trace Community Dev. District 5 3/4% 5/1/2011                        1,027,500           419
     1,000M   Jacksonville Capital Improvement (Gator Bowl Project)
                5 7/8% 10/1/2015                                                          1,012,500           413
       350M   Jacksonville Excise Taxes Revenue 6 1/2% 10/1/2013                            370,563           151
       600M   Orange County Tourist Development Tax Revenue
                5.9% 10/1/2010                                                              633,750           258
     1,000M   Palm Beach County Criminal Justice Facilities Revenue
                5 3/8% 6/1/2011                                                           1,007,500           411
       300M   St. Lucie County Sales Tax Revenue 6 1/2% 10/1/2002*                          319,875           130
     1,000M   Tampa Sports Auth. Sales Tax Rev. (Tampa Bay Arena)
                5 3/4% 10/1/2020                                                            986,250           402
-----------------------------------------------------------------------------------------------------------------
                                                                                          6,342,938         2,586
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $23,128,726)                                        23,943,044         9,765
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT
              INVESTMENTS--.8%
     $ 100M   Collier County Health Facilities (Cleveland Clinic
                Health System) Adjustable Rate Note 4.7%**                                $ 100,000          $ 41
       100M   Puerto Rico Commonwealth Floater Certificates
                Series 20 Adjustable Rate Note 5.24%**                                      100,000            41
-----------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments
  (cost $200,000)                                                                           200,000            82
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments
  (cost $23,328,726)                                                98.5%                24,143,044         9,847
Other Assets, Less Liabilities                                       1.5                    374,890           153
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%               $24,517,934       $10,000
=================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Interest rates on Adjustable Rate Notes are determined and reset periodically by the issuer.
   The interest rate shown is the rate in effect at December 31, 1999.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--GEORGIA FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Georgia Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

                 GEORGIA         LEHMAN BROTHERS
                    FUND      MUNICIPAL BOND INDEX
MAY 92           $ 9,375           $10,000
DEC 92             9,803            10,753
DEC 93            11,289            12,073
DEC 94            10,760            11,449
DEC 95            12,740            13,463
DEC 96            13,242            14,035
DEC 97            14,565            15,325
DEC 98            15,451            16,318
DEC 99            14,981            15,982

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (3.04%)             (9.08%)
  Five Years             6.84%               5.46%
  Since Inception
    (5/1/92)             6.29%               5.41%
  S.E.C. 30-Day Yield            4.68%
Class B Shares
  One Year              (3.78%)             (7.63%)
  Since Inception
    (1/12/95)            5.82%               5.50%
  S.E.C. 30-Day Yield            4.19%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Georgia Fund (Class A shares) beginning 5/1/92 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (9.98%), 4.29% and 4.04%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.68%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (8.74%) and 4.09%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.13%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--GEORGIA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.3%
              Certificates of Participation--4.1%
     $ 250M   Fulton County Facs. Corp. (Fulton County Public
                Purposes Project) 5 1/2% 11/1/2018                                       $  236,250       $   406
-----------------------------------------------------------------------------------------------------------------
              Education--2.9%
              Private Colleges & Universities Facilities Authority:
        80M     Mercer University Project 6.35% 11/1/2006                                    86,400           148
        80M     Spelman University Project 6% 6/1/2009                                       83,500           144
-----------------------------------------------------------------------------------------------------------------
                                                                                            169,900           292
-----------------------------------------------------------------------------------------------------------------
              General Obligation--16.1%
        75M   Columbia County School District 6 1/4% 4/1/2004*                               79,406           136
       100M   Hall County School District 6.7% 12/1/2004*                                   109,875           189
       100M   Mitchell County School District 6 1/2% 3/1/2009                               107,250           184
       125M   Paulding County School District 6% 2/1/2013                                    31,250           225
       100M   Peach County School District 6.4% 2/1/2005*                                   108,250           186
       150M   Pike County School District 5.7% 2/1/2016                                     150,187           258
              Puerto Rico Commonwealth:
       150M     6 1/4% 7/1/2012                                                             163,688           281
       100M     5% 7/1/2017                                                                  90,500           156
-----------------------------------------------------------------------------------------------------------------
                                                                                            940,406         1,615
-----------------------------------------------------------------------------------------------------------------
              Health Care--10.4%
       250M   Gainesville & Hall County Hosp. Rev. Antic. Ctfs.
                (Northeast Georgia Health System) 5.3% 5/15/2015                            235,938           405
       125M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                6 1/4% 7/1/2016                                                             130,468           224
       250M   Savannah Hosp. Auth. Rev. (St. Joseph's/Candler Health
                System) 5 1/4% 7/1/2013                                                     239,688           412
-----------------------------------------------------------------------------------------------------------------
                                                                                            606,094         1,041
-----------------------------------------------------------------------------------------------------------------
              Housing--2.6%
       150M   Georgia State Housing & Finance Authority Revenue
                5.7% 12/1/2011                                                              151,688           260
-----------------------------------------------------------------------------------------------------------------
              Transportation--5.6%
       300M   Metropolitan Atlanta Rapid Transit Authority
                6 1/4% 7/1/2011                                                             324,750           558
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--GEORGIA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Utilities--33.9%
     $ 235M   Atlanta Water & Wastewater Rev. 5 1/2% 11/1/2017                            $ 228,537         $ 392
        95M   Brunswick Water & Sewer Revenue 6.1% 10/1/2019                                 96,188           165
        85M   Conyers Water & Sewer Revenue 6.45% 7/1/2010                                   90,418           155
        80M   Cordele Combined Public Utilities Revenue
                6.4% 11/1/2004*                                                              86,800           149
       250M   Dalton Utilities Revenue 5.1% 1/1/2010                                        247,188           424
       250M   Fulton County Water & Sewer Revenue 6 3/8% 1/1/2014                           268,750           461
       250M   Gainesville Water & Sewer Rev. 5 5/8% 11/15/2015                              246,250           423
              Georgia Municipal Gas Authority Revenue:
        80M     6.8% 11/1/2009                                                               86,900           149
       100M     5.8% 1/1/2015                                                               101,250           174
       150M   Milledgeville Water & Sewer Revenue 6% 12/1/2021                              151,125           260
       270M   Rockdale County Water & Sewer Auth. Rev.
                5.6% 7/1/2016                                                               265,275           456
       100M   St. Mary's Water & Sewer Revenue 6 1/8% 7/1/2018                              102,875           177
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,971,556         3,385
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--22.7%
        80M   Appling County Dev. Auth. Poll. Ctl. Rev. 7.1% 1/1/2014                        85,900           147
              Cobb-Marietta Coliseum & Exhibit Hall Auth. Revenue:
       250M     5.4% 10/1/2015                                                              239,375           411
       500M     5.5% 10/1/2018                                                              479,375           823
        80M   Downtown Smyrna Development Authority Revenue
                6.7% 2/1/2005*                                                               87,700           151
        50M   East Point Building Authority Revenue 6 % 2/1/2011                             51,875            89
       125M   Puerto Rico Public Buildings Authority 6 1/4% 7/1/2013                        135,312           232
       250M   Puerto Rico Pub. Fin. Corp. Comwlth. Approp.
                5 3/8% 6/1/2015                                                             244,375           420
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,323,912         2,273
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $5,682,041)                     98.3%                5,724,556         9,830
Other Assets, Less Liabilities                                        1.7                    99,004           170
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                          100.0%               $5,823,560       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--MARYLAND FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Maryland Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

                MARYLAND         LEHMAN BROTHERS
                    FUND       MUNICIPAL BOND INDEX
OCT 90           $ 9,375           $10,000
DEC 90             9,555            10,431
DEC 91            10,374            11,698
DEC 92            11,346            12,729
DEC 93            13,005            14,292
DEC 94            12,277            13,553
DEC 95            14,426            15,937
DEC 96            14,905            16,615
DEC 97            16,335            18,141
DEC 98            17,378            19,317
DEC 99            16,936            18,919

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.54%)             (8.64%)
  Five Years             6.64%               5.29%
  Since Inception
    (10/8/90)            6.61%               5.87%
  S.E.C. 30-Day Yield            4.61%
Class B Shares
  One Year              (3.33%)             (7.20%)
  Since Inception
    (1/12/95)            5.70%               5.38%
  S.E.C. 30-Day Yield            4.11%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Maryland Fund (Class A shares) beginning 10/8/90 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (9.32%), 4.47% and 4.86%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.89%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (8.05%) and 4.11%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.34%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--MARYLAND FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.5%
              Education--6.1%
              Morgan State University Academic & Aux. Facs.
                Fees Revenue:
    $  500M       6.05% 7/1/2015                                                        $   520,000       $   340
       200M       6.1% 7/1/2020                                                             205,750           134
       200M   University of Maryland Aux. Fac. & Tuition Revenue
                6.3% 2/1/2001*                                                              207,704           136
-----------------------------------------------------------------------------------------------------------------
                                                                                            933,454           610
-----------------------------------------------------------------------------------------------------------------
              General Obligation--37.8%
       350M   Anne Arundel County Water & Sewer 6.3% 8/1/2005*                              377,563           247
              Baltimore, Maryland:
       100M     6.3% 10/15/2004                                                             107,000           70
       100M     7% 10/15/2009                                                               113,625           74
       250M     5 5/8% 10/15/2012                                                           254,687           167
       400M     5 1/4% 7/1/2014                                                             387,500           253
       700M     5 1/2% 10/15/2015                                                           693,000           453
       100M   Chesapeake Beach 6 1/2% 5/1/2012                                              103,250            67
              Frederick, Maryland:
       100M     6 1/8% 12/1/2008                                                            105,000            69
       200M     6 1/8% 10/1/2014                                                            210,250           137
       250M   Maryland State 7% 10/15/2000*                                                 258,090           169
     1,000M   Prince Georges County Cons. Public Impt. 5% 10/1/2014                         930,000           608
              Puerto Rico Commonwealth:
       105M     6.6% 7/1/2002*                                                              111,694            74
       405M     6 1/4% 7/1/2012                                                             441,956           289
       275M     5 1/4% 7/1/2015                                                             262,625           172
       250M     5.65% 7/1/2015                                                              251,563           164
       500M   Queen Annes County 5.6% 11/15/2015                                            497,500           325
       325M   Washington County 5.8% 1/1/2013                                               335,562           219
       350M   Wicomico County 5 1/2% 12/1/2016                                              340,375           223
-----------------------------------------------------------------------------------------------------------------
                                                                                          5,781,240         3,780
-----------------------------------------------------------------------------------------------------------------
              Health Care--11.3%
              Maryland State Health & Higher Education Facilities:
       500M     Maryland General Hospital 6 1/8% 7/1/2014                                   515,000           336
       225M     Suburban Hospital 6% 7/1/2002*                                              232,594           152
       250M   Maryland State Indl. Dev. Fing. Auth. (Holy Cross
                Health System) 5.7% 12/1/2010                                               253,750           166
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Health Care (continued)
     $ 325M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                6 1/4% 7/1/2016                                                           $ 339,219         $ 222
       350M   Takoma Park Hospital Facilities (Adventist Hosp.)
                6 1/2% 9/1/2012                                                             386,750           253
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,727,313         1,129
-----------------------------------------------------------------------------------------------------------------
              Housing--9.1%
       250M   Baltimore County Mortgage Revenue
                (Old Orchard Apartments) 7% 7/1/2016                                        262,187           171
              Maryland State Community Dev. Admin.Dept.
                Hsg. & Cmnty. Dev.:
       345M       7% 4/1/2014                                                               357,075           233
       600M       5 7/8% 7/1/2016                                                           598,500           391
              Montgomery County Single Family Mortgage Revenue
       165M     6 1/2% 7/1/2011                                                             169,950           112
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,387,712           907
-----------------------------------------------------------------------------------------------------------------
              Transportation--5.3%
       500M   Maryland State Department of Transportation
                Zero Coupon 7/1/2012                                                        248,125           162
       525M   Puerto Rico Highway & Transportation Authority
                6 1/4% 7/1/2014                                                             564,375           369
-----------------------------------------------------------------------------------------------------------------
                                                                                            812,500           531
-----------------------------------------------------------------------------------------------------------------
              Utilities--10.8%
              Baltimore Revenue Water Projects:
       300M     5 3/8% 7/1/2015                                                             289,500           190
       250M     5.8% 7/1/2015                                                               251,250           164
              Baltimore Wastewater Utilities Revenue:
       215M     6 1/4% 7/1/2002*                                                            227,362           149
       200M     6% 7/1/2015                                                                 206,750           135
       750M   Puerto Rico Aqueduct & Sewer Auth. Rev. 5% 7/1/2019                           670,314           438
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,645,176         1,076
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--MARYLAND FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--17.1%
     $ 250M   Baltimore Convention Center 6.1% 9/1/2004*                                  $ 264,062         $ 172
       250M   Maryland Stadium Authority 5 7/8% 12/15/2013                                  255,000           167
       100M   Montgomery County Parking Revenue (Bethesda
                Parking Lot) 6 1/4% 6/1/2009                                                105,000            69
       750M   Puerto Rico Municipal Finance Agency 5 1/2% 8/1/2017                          731,250           478
       500M   Puerto Rico Public Buildings Authority 6 1/4% 7/1/2015                        533,750           349
       750M   Puerto Rico Public Finance Corp. 5 3/8% 6/1/2015                              733,125           479
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,622,187         1,714
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $14,766,922)                   97.5%                14,909,582         9,747
Other Assets, Less Liabilities                                       2.5                    387,411           253
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%               $15,296,993       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--MASSACHUSETTS FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Massachusetts Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

          MASSACHUSETTS       LEHMAN BROTHERS
                   FUND    MUNICIPAL BOND INDEX
JAN 90          $ 9,375           $10,000
DEC 90           10,028            10,728
DEC 91           11,165            12,031
DEC 92           12,260            13,091
DEC 93           13,722            14,699
DEC 94           12,998            13,939
DEC 95           15,216            16,391
DEC 96           15,671            17,088
DEC 97           16,967            18,658
DEC 98           17,871            19,867
DEC 99           17,444            19,458

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.39%)             (8.48%)
  Five Years             6.06%               4.71%
  Ten Years              6.41%               5.72%
  S.E.C. 30-Day Yield            4.37%
Class B Shares
  One Year              (3.19%)             (7.06%)
  Since Inception
    (1/12/95)            5.11%               4.78%
  S.E.C. 30-Day Yield            3.86%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Massachusetts Fund (Class A shares) beginning 1/1/90 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (8.80%), 4.34% and 5.26%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 4.04%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.53%) and 4.25%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.50%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--MASSACHUSETTS FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.7%
              Certificates of Participation--4.0%
    $1,000M   Plymouth County Correctional Facility 5% 4/1/2022                         $   856,250       $   395
-----------------------------------------------------------------------------------------------------------------
              Education--11.3%
       425M   Massachusetts Health & Educational Facilities Authority
                (Northeastern University) 7 1/8% 10/1/2000*                                 441,201           203
     1,000M   Massachusetts State College Bldg. Auth. Proj.
                5 1/8% 5/1/2019                                                             893,750           412
     1,000M   University of Massachusetts Building Authority
                Revenue 6 7/8% 5/1/2014                                                   1,118,750           516
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,453,701         1,131
-----------------------------------------------------------------------------------------------------------------
              General Obligation--30.2%
       750M   Boston 5 7/8% 8/1/2012                                                        774,375           356
     1,000M   Frontier Regional School District 5% 6/15/2017                                890,000           410
     1,000M   Haverhill 5% 6/1/2014                                                         925,000           427
       565M   Holyoke 5.8% 9/1/2017                                                         558,644           258
              Massachusetts General Obligation:
       300M     7% 7/1/2009                                                                 337,125           155
     1,000M     6% 8/1/2010                                                               1,062,500           490
     1,000M   Springfield 6% 10/1/2015                                                    1,018,750           470
       500M   Wareham 7.1% 1/15/2001*                                                       529,065           244
       460M   Worcester 5 3/4% 4/1/2015                                                     458,850           212
-----------------------------------------------------------------------------------------------------------------
                                                                                          6,554,309         3,022
-----------------------------------------------------------------------------------------------------------------
              Health Care--23.0%
              Massachusetts Health & Educational Facilities Authority:
                Capital Asset Program:
       205M       7.35% 8/1/2008                                                            209,500            97
       350M       7.2% 7/1/2009                                                             357,000           165
     1,000M     Harvard Pilgrim Health Care 5 1/4% 7/1/2013                                 961,250           443
       750M     Massachusetts General Hospital 6 1/4% 7/1/2012                              809,062           373
       570M     Milton Hospital 7% 7/1/2016                                                 586,194           270
     1,500M     Mt. Auburn Hospital 6 1/4% 8/15/2014                                      1,552,500           716
       490M     University Hospital 7 1/4% 7/1/2000*                                        506,998           234
-----------------------------------------------------------------------------------------------------------------
                                                                                          4,982,504         2,298
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Housing--4.3%
     $ 920M   Massachusetts Housing Finance Agency
                6% 12/1/2012                                                              $ 932,650         $ 430
-----------------------------------------------------------------------------------------------------------------
              Transportation--7.1%
     1,500M   Massachusetts Bay Transportation Authority
                Series "A" 5.8% 3/1/2013                                                  1,545,000           713
-----------------------------------------------------------------------------------------------------------------
              Utilities--13.6%
              Boston Water & Sewer Commission:
       750M     7% 11/1/2001*                                                               796,875           368
     1,035M     5 3/4% 11/1/2013                                                          1,060,875           489
     1,000M   South Essex Sewer District 6 3/4% 6/1/2004*                                 1,095,000           505
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,952,750         1,362
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--4.2%
     1,000M   Massachusetts Port Authority Revenue 5 1/8% 7/1/2017                          906,250           418
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $20,936,120)                                        21,183,414         9,769
-----------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT
              INVESTMENTS--.5%
       100M   Puerto Rico Commonwealth Floater Certificates
                Series 20 Adjustable Rate Note 5.24%**
                (cost $100,000)                                                             100,000            46
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments
  (cost $21,036,120)                                                98.2%                21,283,414         9,815
Other Assets, Less Liabilities                                       1.8                    400,188           185
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%               $21,683,602       $10,000
=================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Interest rates on Adjustable Rate Notes are determined and reset periodically by the issuer.
   The interest rate shown is the rate in effect at December 31, 1999.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--MICHIGAN FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Michigan Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

                MICHIGAN        LEHMAN BROTHERS
                    FUND      MUNICIPAL BOND INDEX
JAN 90           $ 9,375           $10,000
DEC 90            10,027            10,728
DEC 91            11,153            12,031
DEC 92            12,335            13,091
DEC 93            14,122            14,699
DEC 94            13,224            13,939
DEC 95            15,534            16,391
DEC 96            16,058            17,088
DEC 97            17,563            18,658
DEC 98            18,549            19,867
DEC 99            18,058            19,458

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.63%)             (8.70%)
  Five Years             6.43%               5.07%
  Ten Years              6.77%               6.09%
  S.E.C. 30-Day Yield            4.29%
Class B Shares
  One Year              (3.34%)             (7.21%)
  Since Inception
    (1/12/95)            5.44%               5.11%
  S.E.C. 30-Day Yield            3.75%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Michigan Fund (Class A shares) beginning 1/1/90 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (8.94%), 4.75% and 5.60%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 4.04%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.59%) and 4.62%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.49%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--MICHIGAN FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.6%
              Certificates of Participation--2.6%
    $1,000M   Michigan State Hsg. Representatives 5 1/4% 8/15/2014                      $   963,750       $   258
-----------------------------------------------------------------------------------------------------------------
              General Obligation--49.0%
     1,000M   Detroit City School District 5.85% 5/1/2006*                                1,061,250           284
     2,000M   Detroit Downtown Development Series "A"
                5 3/4% 7/15/2015                                                          1,987,500           531
     1,000M   East Detroit School District 6.1% 5/1/2016                                  1,058,237           283
     1,000M   Grand Ledge Public School District 7 7/8% 5/1/2004*                         1,135,000           303
     1,000M   Gull Lake Community School District
                Zero Coupon 5/1/2013                                                        465,000           124
     1,000M   Huron School District Zero Coupon 5/1/2015                                    402,500           108
     1,000M   Lake Orion Community School District 7% 5/1/2005*                           1,105,000           295
     1,000M   Lincoln Park School District 7% 5/1/2006*                                   1,116,250           298
     1,000M   Michigan State Environmental Protection Program
                6 1/4% 11/1/2012                                                          1,075,000           287
     1,000M   Montrose Township School District 6.2% 5/1/2017                             1,043,750           279
       150M   Oak Park 7.2% 5/1/2002*                                                       160,500            43
     1,000M   Portage Lake Water & Sewer Authority 6.1% 10/1/2014                         1,043,750           279
     1,500M   Puerto Rico Municipal Finance Agency 5 3/4% 8/1/2013                        1,537,500           412
     1,195M   Redford Unified School District 6 3/8% 5/1/2010                             1,301,056           348
       800M   Rochester School District 5 5/8% 5/1/2011                                     814,000           218
       500M   Romulus Community Schools 5 3/4% 5/1/2015                                     496,875           133
       380M   Saline Building Authority 7.1% 7/1/2009                                       398,525           107
     1,000M   Waterford Township School District 6 1/4% 6/1/2004*                         1,065,000           285
     1,000M   Zeeland Public Schools 6% 5/1/2004*                                         1,062,500           284
-----------------------------------------------------------------------------------------------------------------
                                                                                         18,329,193         4,901
-----------------------------------------------------------------------------------------------------------------
              Health Care--10.7%
              Michigan State Hospital Finance Authority Revenue:
     1,000M     Ascension Health Credit 5 3/4% 11/15/2017                                   976,250           261
     1,000M     Mercy Mount Clemens 5 3/4% 5/15/2017                                        971,250           260
     1,000M     St. John's Hospital 6% 5/15/2008                                          1,050,000           281
     1,000M     Saginaw Hosp. Fin. Auth. (Covenant Med. Ctr.)
                  5 5/8% 7/1/2013                                                           986,250           263
-----------------------------------------------------------------------------------------------------------------
                                                                                          3,983,750         1,065
-----------------------------------------------------------------------------------------------------------------
              Housing--1.1%
       410M   Michigan State Housing Dev. Auth. Single-Family
                Mtge. Rev. 7.3% 12/1/2016                                                   419,738           112
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--MICHIGAN FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Transportation--7.1%
   $ 1,500M   Puerto Rico Commonwealth Hwy. & Transn. Hwy.
                Rev. 6 1/4% 7/1/2015                                                    $ 1,601,250         $ 429
     1,000M   Wayne Charter County (Detroit Metropolitan Airport)
                6 3/4% 12/1/2001*                                                         1,060,000           283
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,661,250           712
-----------------------------------------------------------------------------------------------------------------
              Utilities--19.4%
              Detroit Water Supply System:
     1,750M     5.55% 7/1/2012                                                            1,763,125           472
     1,275M     6 1/2% 7/1/2015                                                           1,375,406           368
     1,000M   Kalamazoo Water Revenue 6% 9/1/2015                                         1,015,000           271
              Michigan State Strategic Fund (Detroit Edison):
     1,750M     6.95% 5/1/2011                                                            1,979,688           529
       500M     7% 5/1/2021                                                                 561,250           150
       500M   Monroe County Economic Development Corporation
                (Detroit Edison) 6.95% 9/1/2022*                                            565,625           151
-----------------------------------------------------------------------------------------------------------------
                                                                                          7,260,094         1,941
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--8.7%
     1,000M   Grand Rapids Downtown Development Authority
                Zero Coupon 6/1/2009                                                        605,000           161
              Michigan Municipal Bond Authority Revenue:
     1,500M     6.55% 11/1/2008                                                           1,626,275           435
     1,000M     6 1/8% 5/1/2014                                                           1,023,750           274
-----------------------------------------------------------------------------------------------------------------
                                                                                          3,255,025           870
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $35,288,968)                                        36,872,800         9,859
-----------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT
              INVESTMENTS--.5%
       200M   Cornell Township Economic Development Corporation
                Adjustable Rate Note 4.70%** (cost $200,000)                                200,000            53
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments
  (cost $35,488,968)                                                      99.1%          37,072,800         9,912
Other Assets, Less Liabilities                                              .9              328,191            88
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                               100.0%         $37,400,991       $10,000
=================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Interest rates on Adjustable Rate Notes are determined and reset periodically by the issuer.
   The interest rate shown is the rate in effect at December 31, 1999.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--MINNESOTA FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Minnesota Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

            MINNESOTA       LEHMAN BROTHERS
               FUND        MUNICIPAL BOND INDEX
JAN 90       $ 9,375           $10,000
DEC 90        10,012            10,728
DEC 91        11,091            12,031
DEC 92        12,122            13,091
DEC 93        13,491            14,699
DEC 94        12,691            13,939
DEC 95        14,681            16,391
DEC 96        15,190            17,088
DEC 97        16,491            18,658
DEC 98        17,519            19,867
DEC 99        17,230            19,458

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (1.65%)            (7.78%)
  Five Years             6.31%              4.94%
  Ten Years              6.28%              5.59%
  S.E.C. 30-Day Yield            4.57%
Class B Shares
  One Year              (2.46%)            (6.36%)
  Since Inception
    (1/12/95)            5.36%              5.03%
  S.E.C. 30-Day Yield            4.07%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Minnesota Fund (Class A shares) beginning 1/1/90 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (8.40%), 4.23% and 4.77%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.92%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.12%) and 4.08%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.38%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--MINNESOTA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--96.2%
              Certificates of Participation--4.9%
     $ 400M   Minneapolis Special School District #001,
                5.9% 2/1/2012                                                            $  414,500       $   491
-----------------------------------------------------------------------------------------------------------------
              Education--7.7%
       250M   St. Paul Independent School District #625,
                5 5/8% 2/1/2015                                                             246,875           292
       400M   University of Minnesota 5 3/4% 7/1/2017                                       400,000           474
-----------------------------------------------------------------------------------------------------------------
                                                                                            646,875           766
-----------------------------------------------------------------------------------------------------------------
              General Obligation--30.9%
       325M   Becker Wastewater Treatment 5.8% 2/1/2010                                     334,344           396
       180M   Blaine Series "A" Fire Improvement 6.8% 2/1/2001*                             183,956           218
       150M   Cass Lake Independent School District #115,
                6 5/8% 2/1/2001*                                                            152,994           181
       285M   Inver Grove Heights Independent School District #199,
                5 3/4% 2/1/2012                                                             290,344           344
       280M   Lakeville 5 1/2% 2/1/2011                                                     281,050           333
       405M   Lino Lakes 5.7% 2/1/2012                                                      409,556           485
       275M   Minnesota State 6 1/4% 8/1/2002*                                              285,656           338
       350M   North St. Paul Maplewood Independent School District
                #622, 7.1% 2/1/2005*                                                        384,563           455
       650M   Rosemount Independent School District #196,
                Zero Coupon 4/1/2014                                                        285,187           338
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,607,650         3,088
-----------------------------------------------------------------------------------------------------------------
              Health Care--17.2%
       195M   Duluth Economic Development Authority
                (Duluth Clinic) 6.2% 11/1/2002*                                             206,456           244
       200M   Hibbing Health Care Facilities Revenue
                (Duluth Clinic) 5 1/2% 11/1/2016                                            199,750           237
       250M   Minneapolis Hospital Revenue (Fairview Hospital)
                6 1/2% 1/1/2011                                                             261,875           310
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Health Care (continued)
              Minnesota Agricultural & Economic Development Board:
     $ 300M     Benedictine Health 5% 2/15/2017                                           $ 266,625         $ 316
       375M     Evangelical Lutheran Good Samaritan 5% 12/1/2015                            339,844           402
       170M   St. Cloud Hosp. Facs. Rev. (St. Cloud Hosp.)
                Series "B" 7% 7/1/2001*                                                     179,350           212
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,453,900         1,721
-----------------------------------------------------------------------------------------------------------------
              Housing--23.5%
       300M   Maple Grove Hsg. & Redev. Auth. 5.15% 2/1/2012                                295,875           350
              Minnesota State Housing Finance Authority:
       585M     Rental Housing Revenue 5.9% 8/1/2015                                        587,194           695
                Single Family Mortgage Revenue:
        60M       6.9% 7/1/2009                                                              62,400            74
       175M       6.4% 1/1/2015                                                             179,156           212
       200M       5.8% 7/1/2021                                                             194,000           230
       400M   Minnetonka Multi-Family Housing Revenue
                (Cedar Hills Project) 5.9% 10/20/2019                                       387,500           459
              St. Paul Housing & Redevelopment Authority:
        65M     Multi-Family Housing Revenue
                  7 1/2% 3/1/2026 (Defaulted) (Note 1A)                                      66,300            79
       210M     Single Family Mortgage Revenue 6 1/4% 9/1/2014                              213,150           252
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,985,575         2,351
-----------------------------------------------------------------------------------------------------------------
              Utilities--6.3%
       210M   Southern Minn. Municipal Power Agency
                Power Supply System 5 3/4% 1/1/2018*                                        206,588           245
       325M   Western Minn. Municipal Power Agency
                5 1/2% 1/1/2011                                                             328,656           389
-----------------------------------------------------------------------------------------------------------------
                                                                                            535,244           634
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--5.7%
       200M   Bloomington Port Authority Special Tax Revenue
                (Mall of America) 5% 2/1/2013                                               188,000           223
       300M   Scott County Hsg. & Redev. Auth. Fac. Lease Rev.
                5 1/2% 12/1/2015                                                            293,250           347
-----------------------------------------------------------------------------------------------------------------
                                                                                            481,250           570
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $8,061,078)                                          8,124,994         9,621
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--MINNESOTA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT
              INVESTMENTS--1.2%
     $ 100M   Cohasset Revenue (Minnesota Power & Light Co.)
                Adjustable Rate Note 4.70** (cost $100,000)                               $ 100,000         $ 118
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments
  (cost $8,161,078)                                                       97.4%           8,224,994         9,739
Other Assets, Less Liabilities                                             2.6              220,446           261
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                               100.0%          $8,445,440       $10,000
=================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Interest rates on Adjustable Rate Notes are determined and reset periodically by the issuer.
   The interest rate shown is the rate in effect at December 31, 1999.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--MISSOURI FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Missouri Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

                MISSOURI      LEHMAN BROTHERS
                    FUND    MUNICIPAL BOND INDEX
MAY 92           $ 9,375         $10,000
DEC 92             9,917          10,753
DEC 93            11,326          12,073
DEC 94            10,624          11,449
DEC 95            12,594          13,463
DEC 96            13,077          14,035
DEC 97            14,313          15,325
DEC 98            15,256          16,318
DEC 99            14,948          15,982

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.02%)             (8.11%)
  Five Years             7.07%               5.70%
  Since Inception
    (5/4/92)             6.27%               5.38%
  S.E.C. 30-Day Yield            4.48%
Class B Shares
  One Year              (2.78%)             (6.67%)
  Since Inception
    (1/12/95)            6.02%               5.70%
  S.E.C. 30-Day Yield            3.97%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Missouri Fund (Class A shares) beginning 5/4/92 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (9.22%), 4.38% and 3.79%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.32%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.95%) and 4.15%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 2.74%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--MISSOURI FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--95.9%
              General Obligation--19.0%
      $ 50M   Lincoln County Reorg. School District #3,
                6.1% 3/1/2005*                                                           $   52,750       $   197
       115M   Puerto Rico Commonwealth 6 1/4% 7/1/2012                                      125,494           468
       100M   Puerto Rico Municipal Finance Agency 5 1/2% 8/1/2017                           97,500           364
        50M   Springfield School District 7% 3/1/2008                                        56,063           209
        80M   St. Charles School District 6 1/2% 2/1/2006*                                   86,300           322
       100M   St. Louis Public Safety 5% 2/15/2015                                           91,500           341
-----------------------------------------------------------------------------------------------------------------
                                                                                            509,607         1,901
-----------------------------------------------------------------------------------------------------------------
              Health Care--17.3%
              Missouri State Health & Educational Facilities Authority:
       140M     BJC Health System 6 3/4% 5/15/2011                                          156,800           585
        90M     Health Midwest 6.1% 6/1/2011                                                 93,488           349
       125M     Sisters of Sorrowful Mother Healthcare 6 1/4% 6/1/2007                      130,312           486
        80M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                6 1/4% 7/1/2016                                                              83,500           311
-----------------------------------------------------------------------------------------------------------------
                                                                                            464,100         1,731
-----------------------------------------------------------------------------------------------------------------
              Housing--3.4%
        90M   Missouri State Hsg. Devel. Comm. (Ecumenical Housing)
                5.8% 3/1/2010                                                                91,238           340
-----------------------------------------------------------------------------------------------------------------
              Transportation--6.5%
        75M   Kansas City Airport Revenue 6 7/8% 9/1/2004*                                   82,031           306
        85M   Puerto Rico Commonwealth Highway &
                Transportation Authority 6 1/4% 7/1/2013                                     92,013           343
-----------------------------------------------------------------------------------------------------------------
                                                                                            174,044           649
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Utilities--22.1%
              Guam Power Authority Revenue:
     $ 100M     5 1/4% 10/1/2015                                                           $ 95,000         $ 354
       100M     5% 10/1/2018                                                                 89,500           334
        80M   Liberty Sewer System Revenue 6.15% 2/1/2015                                    81,900           305
              Missouri State Env. Impt. & Energy Res. Auth.
                Water Poll. Control:
        80M       6% 1/1/2016                                                                81,500           304
        85M       6.05% 7/1/2016                                                             85,850           320
       150M   St. Louis Water and Sewer Revenue 6% 7/1/2004*                                159,750           596
-----------------------------------------------------------------------------------------------------------------
                                                                                            593,500         2,213
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--27.6%
              Clay County Public Bldg. Authority Leasehold Revenue:
        25M     7% 5/15/2004*                                                                27,156           101
       100M     5 1/8% 5/15/2014                                                             93,875           350
        80M   Excelsior Springs School Dist. Bldg. Corp. Leasehold
                Rev. 6 1/2% 3/1/2009                                                         84,100           314
       125M   Monarch-Chesterfield Levee District 5.45% 3/1/2014                            123,281           460
       125M   Puerto Rico Public Finance Corp. 5 3/8% 6/1/2015                              122,187           456
       125M   Sprinfield Public Bldg. Corp. Leasehold Revenue
                5.60% 6/1/2014                                                              122,812           458
        80M   St. Louis Mun. Fing. Corp. Leasehold Revenue
                5 3/4% 8/1/2013                                                              80,800           301
        80M   Warren County Public Facs. Authority Leasehold
                Revenue 6.3% 6/1/2003*                                                       85,300           318
-----------------------------------------------------------------------------------------------------------------
                                                                                            739,511         2,758
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $2,524,088)                          95.9%           2,572,000         9,592
Other Assets, Less Liabilities                                             4.1              109,470           408
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                               100.0%          $2,681,470       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--NEW JERSEY FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--New Jersey Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

              NEW JERSEY        LEHMAN BROTHERS
                    FUND      MUNICIPAL BOND INDEX
JAN 90           $ 9,375           $10,000
DEC 90            10,060            10,728
DEC 91            11,197            12,031
DEC 92            12,283            13,091
DEC 93            13,891            14,699
DEC 94            13,059            13,939
DEC 95            15,214            16,391
DEC 96            15,685            17,088
DEC 97            16,996            18,658
DEC 98            17,988            19,867
DEC 99            17,619            19,458

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.05%)             (8.19%)
  Five Years             6.17%               4.82%
  Ten Years              6.51%               5.83%
  S.E.C. 30-Day Yield            4.00%
Class B Shares
  One Year              (2.85%)             (6.74%)
  Since Inception
    (1/12/95)            5.15%               4.82%
  S.E.C. 30-Day Yield            3.46%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--New Jersey Fund (Class A shares) beginning 1/1/90 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (8.32%), 4.61% and 5.50%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.85%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.00%) and 4.47%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.31%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--NEW JERSEY FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.0%
              Education--4.6%
              New Jersey Educational Facilities Financing Authority
                Seton Hall University:
    $1,300M       6 1/4% 7/1/2010                                                       $ 1,352,000       $   241
     1,250M       5 1/4% 7/1/2012                                                         1,226,563           218
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,578,563           459
-----------------------------------------------------------------------------------------------------------------
              General Obligation--23.2%
     1,750M   Atlantic City Board of Education 6.1% 12/1/2015                             1,844,063           328
              Essex County Improvement Authority:
       955M     County College Project 6.9% 12/1/2004*                                    1,057,662           188
                Orange School District:
     1,025M       Series "A" 6.95% 7/1/2005*                                              1,141,594           203
     1,220M       Series "B" 6.95% 7/1/2005*                                              1,358,775           243
     1,300M   Essex County Improvement Authority
                (City of Newark) 5% 4/1/2014                                              1,207,375           215
     1,000M   New Jersey State Various Purposes 6% 2/15/2011                              1,058,750           188
              Puerto Rico Commonwealth:
     1,550M     6 1/4% 7/1/2013                                                           1,685,625           300
     1,500M     5.65% 7/1/2015                                                            1,509,375           269
              Union City:
     1,000M     6.7% 9/1/2002*                                                            1,068,750           190
       995M     6.4% 11/1/2013                                                            1,092,013           194
-----------------------------------------------------------------------------------------------------------------
                                                                                         13,023,982         2,318
-----------------------------------------------------------------------------------------------------------------
              Health Care--24.7%
              New Jersey State Health Care Facilities
                Financing Authority:
     1,045M     Bayonne Hospital 6 1/4% 7/1/2012                                          1,112,925           198
     1,745M     General Hospital Center at Passaic 6% 7/1/2014                            1,823,525           325
     1,100M     Hunterdon Hospital 7% 7/1/2020                                            1,130,492           201
     3,000M     Meridian Health System Oblig. Group
                  5 5/8% 7/1/2014                                                         2,985,000           531
     1,750M     Monmouth Medical Center 6 1/4% 7/1/2004*                                  1,881,250           335
     1,500M     Ocean County Medical Center 6.9% 7/1/2007                                 1,580,625           281
     3,120M     Riverview Medical Center 6 1/4 7/1/2011                                   3,365,700           599
-----------------------------------------------------------------------------------------------------------------
                                                                                         13,879,517         2,470
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--NEW JERSEY FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Housing--.4%
     $ 245M   New Jersey State Housing & Mortgage Financing
                Agency Series "E" 7.65% 10/1/2016                                         $ 252,085          $ 45
-----------------------------------------------------------------------------------------------------------------
              Transportation--5.5%
     1,000M   New Jersey Economic Development Authority Revenue
                Light Rail System 6% 5/1/2016                                             1,015,000           180
     1,000M   New Jersey State Highway Authority
                (Garden State Parkway) 6.2% 1/1/2010                                      1,066,250           190
     1,000M   Puerto Rico Highway & Transportation Authority
                Highway Revenue 6% 7/1/2018                                               1,032,500           184
-----------------------------------------------------------------------------------------------------------------
                                                                                          3,113,750           554
-----------------------------------------------------------------------------------------------------------------
              Utilities--13.4%
     1,000M   Bergen County Utility Authority Pollution Control
                6 1/2% 6/15/2002*                                                         1,061,250           189
     1,250M   Essex County Utilities Authority 5 5/8% 10/1/2018                           1,214,062           216
              New Jersey Wastewater Treatment Trust:
     1,435M     6 1/4% 4/1/2004*                                                          1,537,244           274
     1,310M     7% 7/1/2011                                                               1,496,675           266
     1,040M   Passaic Valley Water Commission 6.4% 12/15/2002*                            1,108,900           197
     1,000M   Puerto Rico Commonwealth Aqueduct & Sewer
                Authority 6 1/4% 7/1/2013                                                 1,087,500           194
-----------------------------------------------------------------------------------------------------------------
                                                                                          7,505,631         1,336
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--26.2%
     2,900M   Atlantic County Impt. Auth. Lux. Tax
                (Convention Center) 7.4% 7/1/2016                                         3,407,500           606
     1,350M   Cape May County Indl. Pollution Control Fin. Auth.
                6.8% 3/1/2021                                                             1,503,563           268
       705M   Monmouth County Imp. Auth. Rev. 5.6% 12/1/2015                                696,187           124
              New Jersey Economic Development Authority:
                Educational Testing Service:
       150M       5.9% 5/15/2005*                                                           159,375            28
     2,000M       6 1/8% 5/15/2005*                                                       2,145,000           382
     2,185M     Market Transition Facility 5 7/8% 7/1/2011                                2,272,400           404
     1,775M     N.J. Performing Arts Center 6% 6/15/2012                                  1,881,500           335
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Other Revenue (continued)
              Puerto Rico Public Buildings Authority:
   $ 1,275M     Series "A" 6 1/4% 7/1/2013                                              $ 1,380,187         $ 246
     1,195M     Series "A" 6 1/4% 7/1/2014                                                1,284,625           229
-----------------------------------------------------------------------------------------------------------------
                                                                                         14,730,337         2,622
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $52,981,894)                      98.0%             55,083,865         9,804
Other Assets, Less Liabilities                                          2.0               1,100,626           196
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                            100.0%            $56,184,491       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--NORTH CAROLINA FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--North Carolina Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

          NORTH CAROLINA        LEHMAN BROTHERS
                    FUND      MUNICIPAL BOND INDEX
MAY 92           $ 9,375           $10,000
DEC 92             9,769            10,753
DEC 93            11,135            12,073
DEC 94            10,417            11,449
DEC 95            12,367            13,463
DEC 96            12,821            14,035
DEC 97            14,046            15,325
DEC 98            14,990            16,318
DEC 99            14,638            15,982

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.35%)             (8.46%)
  Five Years             7.04%               5.66%
  Since Inception
    (5/4/92)             5.97%               5.09%
  S.E.C. 30-Day Yield            4.61%
Class B Shares
  One Year              (3.18%)             (7.06%)
  Since Inception
    (1/12/95)            6.01%               5.69%
  S.E.C. 30-Day Yield            4.11%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--North Carolina Fund (Class A shares) beginning 5/4/92 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (9.26%), 4.64% and 3.95%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.75%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (8.04%) and 4.48%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.20%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--NORTH CAROLINA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--95.4%
              Certificates of Participation--2.2%
     $ 100M   Charlotte Convention Facilities Project
                6 3/4% 12/1/2001*                                                        $  106,000       $   111
       100M   Cumberland County Civic Center Project
                6.3% 12/1/2004*                                                             108,125           113
-----------------------------------------------------------------------------------------------------------------
                                                                                            214,125           224
-----------------------------------------------------------------------------------------------------------------
              Education--2.6%
       250M   North Carolina Cent. Univ. Hsg. Rev. 5.6% 11/1/2012                           255,000           266
-----------------------------------------------------------------------------------------------------------------
              General Obligation--29.3%
       250M   Cleveland County 5 1/2% 3/1/2012                                              253,750           265
       200M   Cumberland County 5 1/2% 4/1/2012                                             203,000           212
       200M   Gaston County 5.7% 3/1/2013                                                   205,750           215
       220M   Laurinburg 5.3% 6/1/2012                                                      218,350           228
       200M   Mecklenburg County 6.2% 1/1/2002*                                             207,750           217
       200M   Morgantown 5.7% 6/1/2014                                                      205,250           214
       400M   Onslow County 5.7% 3/1/2011                                                   414,000           432
       335M   Puerto Rico Commonwealth 6 1/4% 7/1/2012                                      365,569           382
       250M   Puerto Rico Municipal Finance Agency 5 1/2% 8/1/2017                          243,750           255
       280M   Rowan County 5.6% 4/1/2014                                                    284,200           297
       200M   Watauga County 5.9% 6/1/2014                                                  208,500           218
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,809,869         2,935
-----------------------------------------------------------------------------------------------------------------
              Health Care--14.3%
       400M   Catawba County Hospital Revenue
                (Catawba Memorial Hospital) 5% 10/1/2017                                    355,000           371
              North Carolina Medical Care Commission
                Health Care Facilities:
       250M     High Point Regional Health System
                  5 1/4% 10/1/2015                                                          234,063           244
       400M     Novant Health Project 5% 10/1/2013                                          371,500           388
       250M     Rex Healthcare 5% 6/1/2017                                                  221,562           232
       175M   Puerto Rico Indl. Tourist Edl. Med. and Env. Ctl. Facs.
                6 1/4% 7/1/2016                                                             182,656           191
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,364,781         1,426
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--NORTH CAROLINA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Housing--1.4%
     $ 125M   North Carolina Housing Finance Agency Multi-Family
                6.6% 7/1/2017                                                             $ 130,469         $ 136
-----------------------------------------------------------------------------------------------------------------
              Transportation--14.0%
       800M   Piedmont Triad Airport Authority Revenue
                5 1/2% 7/1/2013                                                             786,000           821
       520M   Puerto Rico Commonwealth Highway & Transportation
                Authority 6 1/4% 7/1/2014                                                   559,000           584
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,345,000         1,405
-----------------------------------------------------------------------------------------------------------------
              Utilities--28.5%
       250M   Buncombe County Solid WasteSystem 5.6% 3/1/2011                               252,500           264
       200M   Charlotte Water & Sewer System Revenue
                5 1/4% 6/1/2015                                                             190,750           199
              Fayetteville Public Works Commission Revenue:
       390M     5.7% 2/1/2010                                                               400,725           418
       250M     5.1% 3/1/2015                                                               230,625           241
       400M     5 1/2% 3/1/2015                                                             389,500           407
       250M   Gastonia Comb. Utilities System Revenue
                5 5/8% 5/1/2015                                                             246,875           258
       250M   Kinston Enterprise System Revenue 5.7% 4/1/2012                               257,188           269
       200M   North Carolina Eastern Municipal Power Agency
                5.6% 1/1/2010                                                               203,750           212
       200M   North Carolina Municipal Power Agency
                (Catawba Electric) 6% 1/1/2010                                              210,500           220
       350M   Puerto Rico Electric Power Authority 5 1/4% 7/1/2013                          342,562           358
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,724,975         2,846
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--3.1%
       270M   Puerto Rico Public Buildings Authority 6 1/4% 7/1/2012                        293,287           306
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $9,122,315)                                          9,137,506         9,544
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT
              INVESTMENTS--2.1%
     $ 100M   North Carolina Med. Care Commn. Health Care Facs.
                (The Givens Estates, Inc. Project)
                Adjustable Rate Note 4.80%**                                              $ 100,000         $ 104
       100M   Puerto Rico Government Development Bank
                Adjustable Rate Note 4.95%**                                                100,000           105
-----------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments
  (cost $200,000)                                                                           200,000           209
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments
  (cost $9,322,315)                                                  97.5%                9,337,506         9,753
Other Assets, Less Liabilities                                        2.5                   236,558           247
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                          100.0%               $9,574,064       $10,000
=================================================================================================================

  * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
 ** Interest rates on Adjustable Rate Notes are determined and reset periodically by the issuer.
    The interest rate shown is the rate in effect at December 31, 1999.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--OHIO FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Ohio Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

                   OHIO         LEHMAN BROTHERS
                   FUND      MUNICIPAL BOND INDEX
JAN 90           $ 9,375           $10,000
DEC 90            10,055            10,728
DEC 91            11,191            12,031
DEC 92            12,309            13,091
DEC 93            13,924            14,699
DEC 94            13,101            13,939
DEC 95            15,373            16,391
DEC 96            16,023            17,088
DEC 97            17,408            18,658
DEC 98            18,323            19,867
DEC 99            18,000            19,458

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (1.77%)             (7.93%)
  Five Years             6.56%               5.20%
  Ten Years              6.74%               6.05%
  S.E.C. 30-Day Yield            4.12%
Class B Shares
  One Year              (2.59%)             (6.49%)
  Since Inception
    (1/12/95)            5.54%               5.21%
  S.E.C. 30-Day Yield            3.59%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Ohio Fund (Class A shares) beginning 1/1/90 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (8.31%), 4.75% and 5.49%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.72%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.00%) and 4.57%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.17%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--OHIO FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.6%
              Education--5.2%
    $1,000M   University Akron Ohio General Receipts 6% 1/1/2016                        $ 1,007,500       $   524
-----------------------------------------------------------------------------------------------------------------
              General Obligation--67.6%
     1,000M   Adams County Valley Local School District
                7% 12/1/2015                                                              1,136,250           591
       800M   Avon Local School District 6 1/2% 12/1/2015                                   872,000           454
       500M   Batavia Local School District 7% 12/1/2005*                                   559,375           291
     1,000M   Beaver Creek Local School District 6.6% 12/1/2015                           1,100,000           572
       425M   Bedford Heights Jail Facilities 6 1/2% 12/1/2014                              455,813           237
       500M   Brecksville-Broadview Heights City School District
                6 1/2% 12/1/2016                                                            532,500           277
       250M   Cardington & Lincoln Local School District
                6.6% 12/1/2014                                                              262,813           137
              Cleveland:
       500M     6 3/8% 7/1/2002*                                                            529,375           275
       250M     6 5/8% 11/15/2004*                                                          273,750           142
       500M   Clyde-Green Springs Exempted Village
                Local School District 7% 12/1/2013                                          548,750           286
       450M   Dublin 6.4% 12/1/2014                                                         478,125           249
       525M   East Clinton Local School District 6 7/8% 12/1/2009                           574,219           299
       265M   Finneytown Local School District 6 1/4% 12/1/2012                             285,206           148
       700M   Garfield Heights 6.3% 12/1/2014                                               744,625           388
       500M   Hamilton City School District 5 1/2% 12/1/2019                                470,000           245
       500M   Lakeview Local School District 6.9% 12/1/2004*                                553,750           288
       500M   Lakewood City Local School District 6.95% 12/1/2015                           543,125           283
       500M   North Royalton Local School District 6% 12/1/2014                             520,625           271
       250M   Olmstead Falls Local School District 6.85% 12/15/2004*                        276,250           144
       350M   Portage County 6.2% 12/1/2014                                                 370,562           193
       285M   Shaker Heights Local School District 7.1% 12/15/2010                          321,337           167
       550M   Summit County 6.4% 12/1/2004*                                                 596,750           311
       150M   Toledo 6 1/2% 12/1/2002*                                                      160,125            83
       500M   Tuscarawas Valley Local School District 6.6% 12/1/2005*                       550,625           287
       250M   Wayne Local School District 6.45% 12/1/2011                                   273,437           142
-----------------------------------------------------------------------------------------------------------------
                                                                                         12,989,387         6,760
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--OHIO FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Health Care--7.9%
      $ 55M   Franklin County Hospital Revenue
                (Holy Cross Health System) 7 5/8% 6/1/2009                                $ 262,844         $ 137
       500M   Lorain County Hosp. Rev.
                (Catholic Healthcare Partners) 5 1/2% 9/1/2011                              503,750           262
       300M   Montgomery County (Sisters of Charity Health Care)
                6 1/4% 5/15/2003*                                                           316,500           165
       400M   Trumbull County Hospital Revenue 6.9% 11/15/2003*                             423,500           220
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,506,594           784
-----------------------------------------------------------------------------------------------------------------
              Transportation--5.4%
     1,000M   Puerto Rico Commonwealth Highway & Transportation
                Authority 6% 7/1/2018                                                     1,032,500           538
-----------------------------------------------------------------------------------------------------------------
              Utilities--11.1%
       600M   Alliance Sewer System Revenue 6% 10/15/2010                                   623,250           324
       240M   Cleveland Waterworks Revenue 6 1/2% 1/1/2002*                                 252,900           132
       280M   Hamilton Wastewater Revenue 5.9% 10/15/2011                                   290,500           151
       500M   Mahoning Valley Sanitary District Water Revenue
                5 3/4% 11/15/2018                                                           485,000           253
       250M   Ohio State Water Dev. Auth. Rev. Pure Water Series
                7% 12/1/2009                                                                274,062           143
       200M   Toledo Water Revenue 6% 11/15/2007                                            211,750           110
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,137,462         1,113
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--1.4%
       250M   Ohio State Building Auth. (Juvenile Correction Projects)
                6.6% 10/1/2004*                                                             272,813           142
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $18,240,074)                   98.6%                18,946,256         9,861
Other Assets, Less Liabilities                                       1.4                    267,542           139
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%               $19,213,798       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--OREGON FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Oregon Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

                   OREGON        LEHMAN BROTHERS
                     FUND      MUNICIPAL BOND INDEX
MAY 92            $ 9,375            $10,000
DEC 92              9,794             10,753
DEC 93             11,079             12,073
DEC 94             10,343             11,449
DEC 95             12,204             13,463
DEC 96             12,653             14,035
DEC 97             13,914             15,325
DEC 98             14,789             16,318
DEC 99             14,500             15,982

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (1.95%)             (8.07%)
  Five Years             6.99%               5.63%
  Since Inception
    (5/4/92)             5.84%               4.96%
  S.E.C. 30-Day Yield            4.47%
Class B Shares
  One Year              (2.85%)             (6.74%)
  Since Inception
    (1/12/95)            5.97%               5.65%
  S.E.C. 30-Day Yield            3.97%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Oregon Fund (Class A shares) beginning 5/4/92 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (8.71%), 4.77% and 3.87%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.80%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.53%) and 4.43%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.26%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--OREGON FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.0%
              Certificates of Participation--5.5%
      $500M   Oregon State Dept. of Administrative Services
                5.65% 5/1/2007*                                                         $   521,875       $   387
       100M   Oregon State Dept. of General Services 6% 9/1/2010                            103,000            77
       100M   Washington County Educational Service District
                7% 6/1/2005*                                                                109,875            81
-----------------------------------------------------------------------------------------------------------------
                                                                                            734,750           545
-----------------------------------------------------------------------------------------------------------------
              Education--3.1%
       200M   Chemeketa Community College District 6.4% 7/1/2009                            212,500           158
       200M   Oregon State Hlth. & Hsg. Educl. & Cult. Facs.
                (Lewis & Clark College) 6% 10/1/2013                                        205,000           152
-----------------------------------------------------------------------------------------------------------------
                                                                                            417,500           310
-----------------------------------------------------------------------------------------------------------------
              General Obligation--47.2%
       300M   Chemeketa Community College District 5.8% 6/1/2006*                           313,500           232
       200M   Clackamas County School District #115, 5.8% 6/1/2004*                         211,250           157
       750M   Columbia County School District #502,
                Zero Coupon 6/1/2014                                                        328,125           243
       250M   Jackson County School District #005, (Ashland)
                5.7% 6/1/2007                                                               260,000           193
       200M   Josephine County School District (Three Rivers)
                5.65% 12/1/2008                                                             204,250           151
       200M   Klamath County Series "A" 5.3% 6/1/2011                                       198,750           147
       245M   La Grande 5 5/8% 6/1/2011                                                     248,063           184
              Lane County School District:
       200M     #019 (Springfield) 6 1/4% 10/15/2004*                                       214,000           159
       115M     #052 (Bethel) 7% 12/1/2006                                                  128,369            95
       200M   Lincoln County School District 5 1/4% 6/15/2012                               194,500           145
       180M   Linn County School District #095, (Scio)
                5 3/4% 7/15/2011                                                            183,375           136
       100M   Marion & Linn Counties Elem. School District #077J,
                (Stayton) 6.1% 7/1/2005*                                                    105,750            78
       200M   Polk Marion & Benton Counties School District #13J,
                5 1/2% 12/1/2008                                                            204,000           151
       335M   Portland 5.7% 4/1/2015                                                        334,162           248
              Puerto Rico Commonwealth:
       540M     6 1/4% 7/1/2012                                                             589,275           437
       650M     6 1/4% 7/1/2013                                                             706,875           524
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              General Obligation (continued)
              Puerto Rico Municipal Finance Agency:
     $ 100M     6% 7/1/2004*                                                              $ 106,875         $  79
       300M     5 1/2% 8/1/2017                                                             292,500           217
       250M   Tillamook County 5.6% 1/15/2012                                               252,500           187
              Umatilla County School District #016R (Pendleton):
       200M     6% 7/1/2004*                                                                211,250           157
       500M     5 1/4% 7/1/2014                                                             478,750           355
       170M   Washington County School District #003 (Hillsboro)
                6% 11/1/2005*                                                               179,350           133
              Washington County School District #88J (Sherwood):
       145M     6.1% 6/1/2005*                                                              153,156           114
        55M     6.1% 6/1/2012                                                                57,406            43
       200M   Yamhill County School District #029J (Newberg)
                6.1% 6/1/2004*                                                              211,500           157
-----------------------------------------------------------------------------------------------------------------
                                                                                          6,367,531         4,722
-----------------------------------------------------------------------------------------------------------------
              Health Care--.2%
        25M   Clackamas County Health Facs. Auth.
                (Adventist Health) 6.35% 3/1/2009                                            26,031            19
-----------------------------------------------------------------------------------------------------------------
              Housing--4.8%
              Oregon State Housing & Community Svcs. Dept. Mtge.
                Rev. Single Family Mortgage Program:
       250M       6% 7/1/2012                                                               255,937           190
       390M       5.95% 7/1/2013                                                            395,850           293
-----------------------------------------------------------------------------------------------------------------
                                                                                            651,787           483
-----------------------------------------------------------------------------------------------------------------
              Transportation--7.1%
              Oregon State Department of Transportation Revenue:
       100M     7% 6/1/2004                                                                 108,875            81
       100M     6.2% 6/1/2008                                                               105,625            78
       200M     6 1/4% 6/1/2009                                                             211,500           156
       500M   Puerto Rico Highway & Transportation Authority
                Highway Revenue 6 1/4% 7/1/2014                                             537,500           399
-----------------------------------------------------------------------------------------------------------------
                                                                                            963,500           714
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--OREGON FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Utilities--20.8%
              Emerald Peoples Utility District:
     $ 100M     6.4% 11/1/2001*                                                           $ 103,375          $ 77
       325M     7.35% 11/1/2011                                                             381,063           283
       200M   Klamath Falls Water Revenue 6.1% 6/1/2014                                     206,000           153
       250M   Marion County Solid Waste & Electric Revenue
                5 3/8% 10/1/2008                                                            253,125           188
       250M   Portland Gas Tax Revenue 5 3/4% 6/1/2012                                      259,063           192
              Portland Sewer System Revenue:
       400M     6.2% 6/1/2004*                                                              425,500           316
       200M     6 1/4% 6/1/2004*                                                            212,750           156
       250M   Salem Water & Sewer Revenue 5 1/2% 6/1/2012                                   251,250           186
       200M   South Fork Water Board Water Revenue 6% 2/1/2004*                             210,500           156
              Washington County Unified Sewer Agency:
       250M     5 3/4% 10/1/2012                                                            258,750           192
       240M     5 1/2% 10/1/2014                                                            237,000           176
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,798,376         2,075
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--8.3%
       500M   Oregon State Administrative Services Lottery
                5 3/4% 4/1/2014                                                             504,375           374
       250M   Puerto Rico Infrastructure Financing Authority
                5% 7/1/2017                                                                 226,250           168
       355M   Puerto Rico Public Buildings Authority 6 1/4% 7/1/2012                        385,619           286
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,116,244           828
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $12,822,414)                                        13,075,719         9,696
-----------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT
              INVESTMENTS--.7%
       100M   Cohasset Revenue (Minnesota Power & Light Co.)
                Adjustable Rate Note 4.80** (cost $100,000)                                 100,000            74
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments
  (cost $12,922,414)                                                97.7%                13,175,719         9,770
Other Assets, Less Liabilities                                       2.3                    309,707           230
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%               $13,485,426       $10,000
=================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Interest rates on Adjustable Rate Notes are determined and reset periodically by the issuer.
   The interest rate shown is the rate in effect at December 31, 1999.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--PENNSYLVANIA FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Pennsylvania Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

            PENNSYLVANIA        LEHMAN BROTHERS
                    FUND      MUNICIPAL BOND INDEX
APR 90           $ 9,375           $10,000
DEC 90             9,830            10,759
DEC 91            10,861            12,066
DEC 92            11,885            13,129
DEC 93            13,583            14,742
DEC 94            12,726            13,979
DEC 95            15,054            16,438
DEC 96            15,564            17,137
DEC 97            16,987            18,712
DEC 98            17,875            19,924
DEC 99            17,475            19,514

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.24%)             (8.32%)
  Five Years             6.55%               5.18%
  Since Inception
    (4/30/90)            6.64%               5.94%
  S.E.C. 30-Day Yield            4.21%
Class B Shares
  One Year              (3.03%)             (6.91%)
  Since Inception
    (1/12/95)            5.57%               5.25%
  S.E.C. 30-Day Yield            3.69%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Pennsylvania Fund (Class A shares) beginning 4/30/90 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (8.55%), 4.87% and 5.48%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.97%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.28%) and 4.77%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.43%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--PENNSYLVANIA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.4%
              Education--7.1%
    $1,000M   Allegheny Cnty. Higher Educ. Bldg. Auth. (Duquesne
                Univ.) 5 1/2% 3/1/2020                                                  $   951,250       $   246
       675M   Northeast. Pa. Hosp. & Ed. Auth. (Luzerne Cnty.
                Cmnty. College) 6.55% 2/15/2005*                                            724,781           187
     1,000M   Philadelphia Hosp. & Higher Edl. Facs. Auth.
                (Cmnty. College) 6 1/8% 5/1/2004*                                         1,067,500           276
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,743,531           709
-----------------------------------------------------------------------------------------------------------------
              General Obligation--19.8%
     1,470M   Erie 5.7% 5/15/2007*                                                        1,528,800           395
     1,310M   General McLane School District 5 3/4% 5/15/2007*                            1,367,313           354
              Philadelphia:
       615M     6% 11/15/2004*                                                              656,513           170
       385M     6% 11/15/2014                                                               397,031           103
     1,180M   Philadelphia School District 6% 3/1/2015                                    1,199,175           310
     1,500M   Pittsburgh 5 1/2% 9/1/2014                                                  1,483,125           383
     1,000M   Stroudsburg Area School District 5.8% 10/1/2005*                            1,045,000           270
-----------------------------------------------------------------------------------------------------------------
                                                                                          7,676,957         1,985
-----------------------------------------------------------------------------------------------------------------
              Health Care--26.6%
              Allegheny County Hospital Development Authority:
     1,000M     Allegheny General Hospital Project 6.2% 9/1/2015                            975,000           252
                Health Center-University of Pittsburgh:
     1,000M       5.6% 4/1/2013                                                             991,250           256
     1,000M       5.65% 4/1/2014                                                            986,250           255
     1,250M     South Hills Health System 5.8% 5/1/2016                                   1,231,250           318
     1,500M   Berks County Mun. Auth. Hosp. (Reading Hosp.
                Med. Ctr.) 5.7% 10/1/2014                                                 1,481,250           385
     1,100M   Blair County Hosp. Auth. (Altoona Hosp.)
                6 3/8% 7/1/2014                                                           1,164,625           301
     1,000M   Dauphin County Gen. Health System
                (Pinnacle Health System) 5 1/2% 5/15/2013                                   982,500           254
     1,000M   Pennsylvania State Higher Edl. Facs. Auth. Health Svcs.
                5.7% 11/15/2011                                                             967,500           250
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Health Care (continued)
   $ 1,000M   Pottsville Hospital Authority Revenue
                (Ascension Health Credit) 5.2% 11/15/2009                                 $ 983,750         $ 254
       500M   St. Mary Hosp. Auth. Langhorne Hosp. Rev.
                (Franciscan Health) 7% 7/1/2014                                             511,500           132
-----------------------------------------------------------------------------------------------------------------
                                                                                         10,274,875         2,657
-----------------------------------------------------------------------------------------------------------------
              Housing--1.6%
              Pennsylvania Housing Finance Agency
                Single-Family Mtge:
       460M       7.15% 4/1/2015                                                            473,225           123
       125M       7.3% 10/1/2017                                                            129,219            33
-----------------------------------------------------------------------------------------------------------------
                                                                                            602,444           156
-----------------------------------------------------------------------------------------------------------------
              Utilities--35.4%
              Allegheny County Sanitation Authority Sewer Revenue:
       800M     6 1/2% 12/1/2001*                                                           829,000           214
     1,000M     6 1/4% 12/1/2014                                                          1,046,250           271
     1,000M   Bucks County Water & Sewer Authority (Neshaminy
                Interceptor) 5 1/4% 6/1/2012                                                966,250           250
     1,000M   North Pennsylvania Water Authority 6 7/8% 11/1/2004*                        1,096,250           283
     1,000M   North Wales Water Authority 6 3/4% 11/1/2004*                               1,083,750           280
     1,000M   Philadelphia Gas Works Revenue 5 1/2% 7/1/2015                                970,000           251
              Philadelphia Water & Wastewater:
     1,230M     6 1/4% 8/1/2011                                                           1,317,637           341
     2,000M     6 1/4% 8/1/2012                                                           2,137,500           553
     2,950M   Pittsburgh Water & Sewer Authority 6 1/2% 9/1/2013                          3,215,500           831
     1,000M   Washington County Indl. Dev. Auth. (West Penn. Power)
                6.05% 4/1/2014                                                            1,021,250           264
-----------------------------------------------------------------------------------------------------------------
                                                                                         13,683,387         3,538
-----------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--PENNSYLVANIA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--7.9%
   $ 1,000M   Pennsylvania Intergovernmental Coop. Auth. Spl.
                Tax Rev. 7% 6/15/2005*                                                  $ 1,100,000         $ 284
     1,000M   Pennsylvania State Industrial Development Authority
                6% 1/1/2012                                                               1,027,500           266
     1,000M   Philadelphia Authority Ind. Dev. Lease Rev.
                5.4% 2/15/2017                                                              947,500           245
-----------------------------------------------------------------------------------------------------------------
                                                                                          3,075,000           795
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $37,080,220)                   98.4%                38,056,194         9,840
Other Assets, Less Liabilities                                       1.6                    616,983           160
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%               $38,673,177       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--VIRGINIA FUND

Comparison of change in value of $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Virginia Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

                                    As of December 31, 1999

                VIRGINIA        LEHMAN BROTHERS
                    FUND     MUNICIPAL BOND INDEX
APR 90           $ 9,375           $10,000
DEC 90             9,729            10,759
DEC 91            10,830            12,066
DEC 92            11,923            13,129
DEC 93            13,466            14,742
DEC 94            12,663            13,979
DEC 95            14,870            16,438
DEC 96            15,385            17,137
DEC 97            16,774            18,712
DEC 98            17,728            19,924
DEC 99            17,263            19,514

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year              (2.62%)             (8.68%)
  Five Years             6.39%               5.03%
  Since Inception
    (4/30/90)            6.51%               5.80%
  S.E.C. 30-Day Yield            4.30%
Class B Shares
  One Year              (3.44%)             (7.30%)
  Since Inception
    (1/12/95)            5.39%               5.06%
  S.E.C. 30-Day Yield            3.78%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund--Virginia Fund (Class A shares) beginning 4/30/90 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended
  12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (9.03%), 4.60% and 5.28%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.93%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (7.80%) and 4.47%, respectively, and the S.E.C. 30-Day Yield for December 1999 would have been 3.39%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--VIRGINIA FUND
December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.6%
              Education--7.8%
    $  575M   George Mason University 6 3/8% 2/1/2016                                   $   598,719       $   271
     1,100M   Norfolk Redev. & Hsg. Auth.
                (Tidewater Cmnty. College) 5 7/8% 11/1/2015                               1,116,500           506
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,715,219           777
-----------------------------------------------------------------------------------------------------------------
              General Obligation--11.1%
     1,000M   Chesapeake Public Improvement 5% 5/1/2013                                     938,750           425
     1,000M   Richmond 5 3/8% 1/15/2015                                                     966,250           438
       500M   Virginia State Public School Authority 6 1/2% 8/1/2004*                       541,875           246
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,446,875         1,109
-----------------------------------------------------------------------------------------------------------------
              Health Care--13.4%
     1,150M   Danville Ind. Dev. Auth. (Danville Reg. Med. Ctr.)
                6 3/8% 10/1/2004*                                                         1,236,250           560
     1,675M   Roanoke Indl. Dev. Auth. (Roanoke Memorial
                Hospitals Project) 6 1/8% 7/1/2017                                        1,729,437           784
-----------------------------------------------------------------------------------------------------------------
                                                                                          2,965,687         1,344
-----------------------------------------------------------------------------------------------------------------
              Transportation--20.3%
     1,000M   Puerto Rico Commonwealth Highway &
                Transportation Authority 6 1/4% 7/1/2014                                  1,075,000           487
              Richmond Metropolitan Authority Expressway Revenue:
       280M     7% 10/15/2000*                                                              293,126           133
     1,075M     5 1/4% 7/15/2017                                                          1,018,563           462
              Washington, D.C. Metropolitan Area Transportation
                Authority:
     1,000M     6% 7/1/2008                                                               1,047,500           475
     1,000M     6% 7/1/2010                                                               1,048,750           475
-----------------------------------------------------------------------------------------------------------------
                                                                                          4,482,939         2,032
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                         Invested
                                                                                                         For Each
  Principal                                                                                            $10,000 of
     Amount   Security                                                                        Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
              Utilities--20.7%
     $ 750M   Leesburg Utility System Revenue 6.3% 7/1/2002*                              $ 793,125         $ 359
       500M   Loudon County Sanitation Authority Water & Sewer
                Revenue 6 1/4% 1/1/2010                                                     526,875           239
     1,000M   Norfolk Water Revenue 5 7/8% 11/1/2015                                      1,007,500           456
              Prince William County Svc. Auth.
                Water & Sewer System Rev.:
     1,000M     6 1/2% 7/1/2001*                                                          1,047,500           475
     1,025M     5.35% 7/1/2014                                                              987,844           448
       200M   Upper Occoquan Sewer Authority Regional Sewer
                Revenue 6 1/2% 7/1/2001*                                                    209,500            95
-----------------------------------------------------------------------------------------------------------------
                                                                                          4,572,344         2,072
-----------------------------------------------------------------------------------------------------------------
              Other Revenue--24.3%
     1,000M   Chesapeake Indl. Dev. Auth. (Chesapeake Court
                House Project) 5 1/4% 6/1/2017                                              937,500           425
       700M   Frederick County Indl. Dev. Auth.
                (Govt. Complex Proj.) 6 1/2% 12/1/2014                                      746,375           338
       500M   Henrico County Economic Dev. Auth.
                (Regl. Jail Project) 5 5/8% 11/1/2015                                       490,625           222
     1,000M   Puerto Rico Public Buildings Authority
                6 1/4% 7/1/2014                                                           1,075,000           487
     1,000M   Richmond Redev. & Hsg. Auth. (Old Manchester
                Projects) 6.8% 3/1/2005*                                                  1,101,250           499
     1,000M   Riverside Regional Jail Authority 5 7/8% 7/1/2014                           1,006,250           456
-----------------------------------------------------------------------------------------------------------------
                                                                                          5,357,000         2,427
-----------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $20,950,357)                   97.6%                21,540,064         9,761
Other Assets, Less Liabilities                                       2.4                    527,001           239
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%               $22,067,065       $10,000
=================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS
December 31, 1999
------------------------      ------------   ------------   ------------   ------------   ---------------------------------------
                                                                                             MULTI-STATE INSURED TAX FREE FUND
                                                                                          ---------------------------------------
                                                  INSURED                      NEW YORK
                                TAX EXEMPT   INTERMEDIATE        INSURED        INSURED
                              MONEY MARKET     TAX EXEMPT     TAX EXEMPT       TAX FREE       ARIZONA    CALIFORNIA      COLORADO
------------------------      ------------   ------------   ------------   ------------   -----------   -----------   -----------
Assets
Investments in securities:
At identified cost             $16,078,419     $9,198,722   $909,405,407   $163,828,593   $11,548,231   $12,987,840    $4,290,564
                               ===========     ==========   ============   ============   ===========   ===========   ===========
At value (Note 1A)             $16,078,419     $9,321,763   $948,631,336   $166,417,182   $11,960,119   $13,710,999    $4,390,094
Cash                               291,090         31,755        927,312         57,240        52,748        70,749        14,626
Receivables:
Interest                           144,311        116,718     16,135,029      3,297,525       268,334       238,431        45,599
Shares sold                             --            313        153,483         19,914         1,557           194           393
                               -----------     ----------   ------------   ------------   -----------   -----------   -----------
Total Assets                    16,513,820      9,470,549    965,847,160    169,791,861    12,282,758    14,020,373     4,450,712
                               -----------     ----------   ------------   ------------   -----------   -----------   -----------
Liabilities
Payables:
Distributions payable                  648          7,568        967,815        202,277        25,805        37,807         7,822
Shares redeemed                     15,258         30,000      1,212,175        103,665            --        97,407         2,228
Accrued advisory fees                6,946          3,221        581,812         91,527         3,169         6,123         1,138
Accrued expenses                    11,896         12,623        128,227         37,616            77        12,802            74
                               -----------     ----------   ------------   ------------   -----------   -----------   -----------
Total Liabilities                   34,748         53,412      2,890,029        435,085        29,051       154,139        11,262
                               -----------     ----------   ------------   ------------   -----------   -----------   -----------
Net Assets                     $16,479,072     $9,417,137   $962,957,131   $169,356,776   $12,253,707   $13,866,234    $4,439,450
                               ===========     ==========   ============   ============   ===========   ===========   ===========
Net Assets Consist of:
Capital paid in                $16,479,072     $9,301,005   $924,439,943   $167,374,696   $12,009,025   $13,074,357    $4,384,001
Undistributed net
investment income                       --             --      5,214,086        736,427        48,292        68,718         2,780
Accumulated net realized
loss on investments                     --         (6,909)    (5,922,827)    (1,342,936)     (215,498)           --       (46,861)
Net unrealized appreciation
in value of investments                 --        123,041     39,225,929      2,588,589       411,888       723,159        99,530
                               -----------     ----------   ------------   ------------   -----------   -----------   -----------
Total                          $16,479,072     $9,417,137   $962,957,131   $169,356,776   $12,253,707   $13,866,234    $4,439,450
                               ===========     ==========   ============   ============   ===========   ===========   ===========
Net Assets:
Class A                        $16,478,040     $8,262,880   $958,667,620   $164,622,422   $11,745,792   $13,383,483    $4,067,856
Class B                        $     1,032     $1,154,257   $  4,289,511   $  4,734,354   $   507,915   $   482,751    $  371,594
Shares outstanding (Note 2):
Class A                         16,478,040      1,421,301     98,744,656     12,051,905       923,944     1,186,820       332,388
Class B                              1,032        198,338        441,889        346,623        39,959        42,831        30,370

Net asset value and
redemption price
per share - Class A                  $1.00+         $5.81          $9.71         $13.66        $12.71        $11.28        $12.24
                                    ======         ======         ======         ======        ======        ======        ======
Maximum offering price
per share - Class A*                   N/A          $6.20         $10.36         $14.57        $13.56        $12.03        $13.06
                                    ======         ======         ======         ======        ======        ======        ======
Net asset value and
offering price
per share - Class B (Note 2)         $1.00          $5.82          $9.71         $13.66        $12.71        $11.27        $12.24
                                    ======         ======         ======         ======        ======        ======        ======

* On purchases of $25,000 or more, the sales charge is reduced.
+ Also maximum offering price per share.

See notes to financial statements





Statement of Assets and Liabilities
FIRST INVESTORS
December 31, 1999
------------------------      ---------------------------------------------------------------------------------------------------
                                              M U L T I - S T A T E   I N S U R E D   T A X   F R E E   F U N D
                              ---------------------------------------------------------------------------------------------------

                               CONNECTICUT        FLORIDA        GEORGIA       MARYLAND  MASSACHUSETTS     MICHIGAN     MINNESOTA
------------------------      ------------   ------------   ------------   ------------  -------------  -----------   -----------
Assets
Investments in securities:
At identified cost             $19,921,908    $23,328,726     $5,682,041    $14,766,922    $21,036,120  $35,488,968    $8,161,078
                               ===========    ===========    ===========    ===========    ===========  ===========    ===========
At value (Note 1A)             $20,582,306    $24,143,044     $5,724,556    $14,909,582    $21,283,414  $37,072,800    $8,224,994
Cash                               115,092          6,771          5,925         50,461         73,885        8,782        52,579
Receivables:
Interest                           439,251        367,548        102,714        304,554        381,708      513,598       168,501
Shares sold                         11,537         67,805            256         65,918          2,632       25,509        10,497
                               -----------    -----------    -----------    -----------    -----------  -----------    -----------
Total Assets                    21,148,186     24,585,168      5,833,451     15,330,515     21,741,639   37,620,689     8,456,571
                               -----------    -----------    -----------    -----------    -----------  -----------    -----------
Liabilities
Payables:
Distributions payable               27,798         51,349          8,383         29,483         19,931       52,912         8,929
Shares redeemed                        300             --             --             --         19,485      147,471            --
Accrued advisory fees                8,967         10,389          1,494          3,896          9,237       15,465         2,154
Accrued expenses                     3,261          5,496             14            143          9,384        3,850            48
                               -----------    -----------    -----------    -----------    -----------  -----------    -----------
Total Liabilities                   40,326         67,234          9,891         33,522         58,037      219,698        11,131
                               -----------    -----------    -----------    -----------    -----------  -----------    -----------
Net Assets                     $21,107,860    $24,517,934     $5,823,560    $15,296,993    $21,683,602  $37,400,991    $8,445,440
                               ===========    ===========    ===========    ===========    ===========  ===========    ===========
Net Assets Consist of:
Capital paid in                $20,653,114    $23,642,660     $5,827,058    $15,295,214    $21,409,890  $35,809,069    $8,448,169
Undistributed net
investment income                   64,536        111,297          1,132         10,917         87,963       30,366        14,380
Accumulated net realized
loss on investments               (270,188)       (50,341)       (47,145)      (151,798)       (61,545)     (22,276)      (81,025)
Net unrealized appreciation
in value of investments            660,398        814,318         42,515        142,660        247,294    1,583,832        63,916
                               -----------    -----------    -----------    -----------    -----------  -----------    -----------
Total                          $21,107,860    $24,517,934     $5,823,560    $15,296,993    $21,683,602  $37,400,991    $8,445,440
                               ===========    ===========    ===========    ===========    ===========  ===========    ===========
Net Assets:
Class A                        $17,903,243    $23,729,368     $5,527,112    $12,578,911    $20,506,507  $36,506,364    $8,362,757
Class B                        $ 3,204,617    $   788,566     $  296,448    $ 2,718,082    $ 1,177,095  $   894,627    $   82,683
Shares outstanding (Note 2):
Class A                          1,433,198      1,863,517        451,423        995,758      1,836,262    3,001,121       761,935
Class B                            256,614         61,913         24,236        215,167        105,426       73,571         7,529

Net asset value and
redemption price
per share - Class A                 $12.49         $12.73         $12.24         $12.63         $11.17       $12.16        $10.98
                                    ======         ======         ======         ======        ======        ======        ======
Maximum offering price
per share - Class A*                $13.32         $13.58         $13.06         $13.47         $11.91       $12.97        $11.71
                                    ======         ======         ======         ======        ======        ======        ======
Net asset value and
offering price
per share - Class B (Note 2)        $12.49         $12.74         $12.23         $12.63         $11.17       $12.16        $10.98
                                    ======         ======         ======         ======        ======        ======        ======

* On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial statements





Statement of Assets and Liabilities
FIRST INVESTORS
December 31, 1999
------------------------      ----------------------------------------------------------------------------------------------------
                                              M U L T I - S T A T E   I N S U R E D   T A X   F R E E   F U N D
                              ----------------------------------------------------------------------------------------------------
                                                                   NORTH
                                  MISSOURI     NEW JERSEY       CAROLINA           OHIO         OREGON   PENNSYLVANIA     VIRGINIA
------------------------      ------------   ------------   ------------   ------------   ------------   ------------  -----------
Assets
Investments in securities:
At identified cost              $2,524,088    $52,981,894     $9,322,315    $18,240,074    $12,922,414   $37,080,220   $20,950,357
                               ===========    ===========    ===========   ============    ===========   ===========   ===========
At value (Note 1A)              $2,572,000    $55,083,865     $9,337,506    $18,946,256    $13,175,719   $38,056,194   $21,540,064
Cash                                72,762         38,613         74,810        111,714        124,547        25,697        18,837
Receivables:
Interest                            44,311      1,241,535        152,107        185,830        195,332       574,893       479,737
Shares sold                             --         82,275         26,926         10,831          5,263       144,475       113,971
                               -----------    -----------    -----------   ------------    -----------   -----------   -----------
Total Assets                     2,689,073     56,446,288      9,591,349     19,254,631     13,500,861    38,801,259    22,152,609
                               -----------    -----------    -----------   ------------    -----------   -----------   -----------
Liabilities
Payables:
Distributions payable                6,905         78,473         14,781         22,525         10,620        68,430        37,521
Shares redeemed                         --        133,272             --             --          1,282        37,843        30,427
Accrued advisory fees                  679         28,926          2,438          8,203          3,436        16,545         9,390
Accrued expenses                        19         21,126             66         10,105             97         5,264         8,206
                               -----------    -----------    -----------   ------------    -----------   -----------   -----------
Total Liabilities                    7,603        261,797         17,285         40,833         15,435       128,082        85,544
                               -----------    -----------    -----------   ------------    -----------   -----------   -----------
Net Assets                      $2,681,470    $56,184,491     $9,574,064    $19,213,798    $13,485,426   $38,673,177   $22,067,065
                               ===========    ===========    ===========   ============    ===========   ===========   ===========
Net Assets Consist of:
Capital paid in                 $2,712,331    $54,156,591     $9,695,997    $18,530,042    $13,466,642   $37,608,724   $21,458,082
Undistributed net
investment income                    6,215        266,274          9,112         81,708          9,848        93,573        49,245
Accumulated net realized
loss on investments                (84,988)      (340,345)      (146,236)      (104,134)      (244,369)       (5,094)      (29,969)
Net unrealized appreciation
in value of investments             47,912      2,101,971         15,191        706,182        253,305       975,974       589,707
                               -----------    -----------    -----------   ------------    -----------   -----------   -----------
Total                           $2,681,470    $56,184,491     $9,574,064    $19,213,798    $13,485,426   $38,673,177   $22,067,065
                               ===========    ===========    ===========   ============    ===========   ===========   ===========
Net Assets:
Class A                         $2,471,280    $52,846,125     $8,977,951    $18,573,517    $12,389,193   $36,736,970   $21,008,095
Class B                         $  210,190    $ 3,338,366     $  596,113    $   640,281    $ 1,096,233   $ 1,936,207   $ 1,058,970
Shares outstanding (Note 2):
Class A                            204,376      4,246,111        747,730      1,563,347      1,037,177     2,973,099     1,707,063
Class B                             17,369        268,667         49,624         53,882         91,864       156,799        86,163

Net asset value and
redemption price
per share - Class A                 $12.09         $12.45         $12.01         $11.88         $11.95        $12.36        $12.31
                                    ======         ======         ======         ======         ======        ======        ======
Maximum offering
price per share - Class A*          $12.90         $13.28         $12.81         $12.67         $12.75        $13.18        $13.13
                                    ======         ======         ======         ======         ======        ======        ======
Net asset value and
offering price
per share - Class B (Note 2)        $12.10         $12.43         $12.01         $11.88         $11.93        $12.35        $12.29
                                    ======         ======         ======         ======         ======        ======        ======

* On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial statements





Statement of Operations
FIRST INVESTORS
Year Ended December 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             MULTI-STATE INSURED TAX FREE FUND
                                                                                          ---------------------------------------
                                                  INSURED                      NEW YORK
                                TAX EXEMPT   INTERMEDIATE        INSURED        INSURED
                              MONEY MARKET     TAX EXEMPT     TAX EXEMPT       TAX FREE       ARIZONA    CALIFORNIA      COLORADO
------------------------      ------------   ------------   ------------   ------------   -----------   -----------   -----------
Investment Income

Interest income                   $585,821       $414,173    $64,275,295    $11,090,565      $736,556   $   876,991      $232,436
                               -----------      ---------   ------------   ------------     ---------   -----------     ---------
Expenses (Notes 1 and 5):
Advisory fees                       86,968         56,704      7,360,756      1,370,405        94,425       110,640        32,088
Distribution plan expenses
-- Class A                              --         25,237      2,808,891        530,937        24,113        28,442         7,812
Distribution plan expenses
-- Class B                             323         10,380         41,384         52,786         5,151         4,930         3,718
Shareholder servicing costs         75,486          7,934        804,570        135,777         8,694         9,240         5,414
Professional fees                   26,103         10,446         94,309         54,875         8,932         6,987         4,955
Custodian fees                      10,189          2,604         96,305         22,009         2,360         2,374         1,033
Reports to shareholders              4,928          1,250        114,748         15,826           755         1,577           454
Bond insurance premiums                 --            417         69,115         11,987           146           157            --
Other expenses                       4,042          3,705        292,660         48,614         3,798        11,467         1,936
                               -----------      ---------   ------------   ------------     ---------   -----------     ---------
Total expenses                     208,039        118,677     11,682,738      2,243,216       148,374       175,814        57,410
Less: Expenses waived
or assumed                         (68,155)       (58,490)            --       (219,370)      (79,106)      (51,708)      (33,487)
Custodian fees
paid indirectly                       (890)        (2,604)       (83,026)       (15,650)       (2,360)       (2,374)       (1,033)
                               -----------      ---------   ------------   ------------     ---------   -----------     ---------
Net expenses                       138,994         57,583     11,599,712      2,008,196        66,908       121,732        22,890
                               -----------      ---------   ------------   ------------     ---------   -----------     ---------
Net investment income              446,827        356,590     52,675,583      9,082,369       669,648       755,259       209,546
                               -----------      ---------   ------------   ------------     ---------   -----------     ---------
Realized and Unrealized
Gain (Loss)
on Investments (Note 4):

Net realized gain (loss)
on investments                          --         14,923     (2,177,690)    (1,342,936)     (169,252)       23,559       (28,764)
Net unrealized depreciation
of investments                          --       (324,880)   (88,703,533)   (14,545,609)     (757,359)   (1,214,591)     (280,802)
                               -----------      ---------   ------------   ------------     ---------   -----------     ---------
Net loss on investments                 --       (309,957)   (90,881,223)   (15,888,545)     (926,611)   (1,191,032)     (309,566)
                               -----------      ---------   ------------   ------------     ---------   -----------     ---------
Net Increase (Decrease)
in Net Assets Resulting
from Operations                   $446,827       $ 46,633   ($38,205,640)   ($6,806,176)    ($256,963)  $ (435,773)     ($100,020)
                               ===========      =========   ============   ============     =========   ===========     =========

See notes to financial statements




Statement of Operations
FIRST INVESTORS
Year Ended December 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
                                              M U L T I - S T A T E   I N S U R E D   T A X   F R E E   F U N D
                              ----------------------------------------------------------------------------------------------------

                               CONNECTICUT        FLORIDA        GEORGIA       MARYLAND  MASSACHUSETTS     MICHIGAN     MINNESOTA
------------------------      ------------   ------------   ------------   ------------  -------------   -----------   -----------

Investment Income

Interest income                 $1,240,261     $1,494,270       $252,364       $829,597     $1,384,143    $2,154,305      $485,279
                               -----------    -----------      ---------      ---------    -----------   -----------     ---------
Expenses (Notes 1 and 5):
Advisory fees                      159,496        189,590         34,677        113,109        172,445       289,456        63,338
Distribution plan expenses
-- Class A                          36,158         48,776          8,745         25,199         43,180        74,550        16,748
Distribution plan expenses
-- Class B                          31,290          8,240          2,650         24,793         14,066        11,114           708
Shareholder servicing costs         15,315         16,530          3,663         11,214         18,090        26,303         8,019
Professional fees                   12,917         13,288          2,813          7,305         11,119        17,263         8,093
Custodian fees                       3,394          3,963          1,313          2,632          3,601         5,627         1,641
Reports to shareholders              1,923          1,814            290            974          2,485         3,499           672
Bond insurance premiums              2,896             --            448          3,348             --         1,598         2,089
Other expenses                       5,621          7,982          2,271          6,100         12,040         9,803         4,761
                               -----------    -----------      ---------      ---------    -----------   -----------     ---------
Total expenses                     269,010        290,183         56,870        194,674        277,026       439,213       106,069
Less: Expenses waived
or assumed                         (70,698)       (77,885)       (31,493)       (96,893)       (78,065)     (96,478)       (61,701)
Custodian fees
paid indirectly                     (3,394)        (3,928)        (1,313)        (2,632)        (3,601)      (4,996)        (1,641)
                               -----------    -----------      ---------      ---------    -----------   -----------     ---------
Net expenses                       194,918        208,370         24,064         95,149        195,360       337,739        42,727
                               -----------    -----------      ---------      ---------    -----------   -----------     ---------
Net investment income            1,045,343      1,285,900        228,300        734,448      1,188,783     1,816,566       442,552
                               -----------    -----------      ---------      ---------    -----------   -----------     ---------
Realized and Unrealized
Gain (Loss)
on Investments (Note 4):

Net realized loss
on investments                    (220,336)       (50,341)       (46,601)      (132,292)       (61,545)      (22,276)      (15,959)
Net unrealized depreciation
of investments                  (1,260,205)    (2,005,228)      (318,371)    (1,034,639)    (1,697,614)   (2,812,167)     (573,087)
                               -----------    -----------      ---------      ---------    -----------   -----------     ---------
Net loss on investments         (1,480,541)    (2,055,569)      (364,972)    (1,166,931)    (1,759,159)   (2,834,443)     (589,046)
                               -----------    -----------      ---------      ---------    -----------   -----------     ---------
Net Decrease
in Net Assets Resulting
from Operations                 $ (435,198)    $ (769,669)     ($136,672)     ($432,483)    $ (570,376)  ($1,017,877)    ($146,494)
                               ===========    ===========      =========      =========    ===========   ===========     =========

See notes to financial statements





Statement of Operations
FIRST INVESTORS
Year Ended December 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
                                              M U L T I - S T A T E   I N S U R E D   T A X   F R E E   F U N D
                              ----------------------------------------------------------------------------------------------------
                                                                   NORTH
                                  MISSOURI     NEW JERSEY       CAROLINA           OHIO         OREGON   PENNSYLVANIA     VIRGINIA
------------------------      ------------   ------------   ------------   ------------   ------------   ------------  -----------

Investment Income

Interest income                   $147,602    $ 3,600,400       $487,325     $1,182,431       $738,736     $2,291,684   $1,341,882
                                 ---------   ------------      ---------    -----------      ---------    -----------  -----------
Expenses (Notes 1 and 5):
Advisory fees                       19,608        451,206         69,028        149,700        106,552        310,850      176,864
Distribution plan expenses
-- Class A                           4,769        113,665         17,524         38,821         26,192         78,532       44,573
Distribution plan expenses
-- Class B                           2,301         31,754          4,154          4,970         10,916         20,176       12,347
Shareholder servicing costs          3,229         38,791          7,745         17,944         15,873         27,128       20,353
Professional fees                    8,129         31,257         10,126         12,884         10,730         17,528       10,714
Custodian fees                         848          8,131          1,836          3,826          2,496          6,983        3,546
Reports to shareholders                269          4,594            667          2,319          1,308          3,552        3,218
Bond insurance premiums                 88          1,996            550          1,391          1,069            977        2,975
Other expenses                       1,724         18,463          3,539          3,996          4,118         10,988        9,641
                                 ---------   ------------      ---------    -----------      ---------    -----------  -----------
Total expenses                      40,965        699,857        115,169        235,851        179,254        476,714      284,231
Less: Expenses waived
or assumed                         (26,027)       (90,280)       (67,095)       (70,037)       (97,308)      (103,916)     (82,544)
Custodian fees
paid indirectly                       (848)        (7,933)        (1,836)        (2,884)        (2,496)        (4,457)      (3,546)
                                 ---------   ------------      ---------    -----------      ---------    -----------  -----------
Net expenses                        14,090        601,644         46,238        162,930         79,450        368,341      198,141
                                 ---------   ------------      ---------    -----------      ---------    -----------  -----------
Net investment income              133,512      2,998,756        441,087      1,019,501        659,286      1,923,343    1,143,741
                                 ---------   ------------      ---------    -----------      ---------    -----------  -----------
Realized and Unrealized
Gain (Loss)
on Investments (Note 4):

Net realized loss
on investments                     (30,929)      (340,345)       (66,343)      (104,134)       (81,012)        (5,094)     (29,962)
Net unrealized depreciation
of investments                    (163,445)    (3,937,287)      (606,265)    (1,268,564)      (883,123)    (2,852,357)  (1,745,078)
                                 ---------   ------------      ---------    -----------      ---------    -----------  -----------
Net loss on investments           (194,374)    (4,277,632)      (672,608)    (1,372,698)      (964,135)    (2,857,451)  (1,775,040)
                                 ---------   ------------      ---------    -----------      ---------    -----------  -----------
Net Decrease
in Net Assets Resulting
from Operations                   ($60,862)   ($1,278,876)     ($231,521)   $  (353,197)     ($304,849)    $ (934,108)  $ (631,299)
                                 =========   ============      =========    ===========      =========    ===========  ===========

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------   -------------------------------------------------------------
                                                                TAX EXEMPT                 INSURED INTERMEDIATE
                                                               MONEY MARKET                     TAX EXEMPT
                                                     -----------------------------     ---------------------------
Year Ended December 31                                      1999              1998            1999            1998
--------------------------------------------------   -------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                 $  446,827        $  479,491       $ 356,590       $ 408,802
Net realized gain (loss) on investments                       --                --          14,923         153,017
Net unrealized appreciation (depreciation)
of investments                                                --                --        (324,880)        (15,130)
                                                     -----------      ------------     -----------      ----------
Net increase (decrease) in net assets resulting
from operations                                          446,827           479,491          46,633         546,689
                                                     -----------      ------------     -----------      ----------
Distributions to Shareholders
Net investment income - Class A                         (446,252)         (479,427)       (326,640)       (382,903)
Net investment income - Class B                             (575)              (64)        (29,950)        (35,153)
Net realized gains - Class A                                  --                --              --              --
Net realized gains - Class B                                  --                --              --              --
                                                     -----------      ------------     -----------      ----------
Total distributions                                     (446,827)         (479,491)       (356,590)       (418,056)
                                                     -----------      ------------     -----------      ----------
Share Transactions (a)
Class A:
Proceeds from shares sold                             26,430,071        20,996,053       1,819,931       1,897,134
Reinvestment of distributions                            441,982           473,346         238,798         255,404
Cost of shares redeemed                              (26,704,193)      (23,839,459)     (2,192,502)       (939,120)
                                                     -----------      ------------     -----------      ----------
                                                         167,860        (2,370,060)       (133,773)      1,213,418
                                                     -----------      ------------     -----------      ----------
Class B:
Proceeds from shares sold                                111,418             5,208         428,418         324,697
Reinvestment of distributions                                416                54          22,815          25,323
Cost of shares redeemed                                 (111,815)          (17,461)       (264,340)       (170,139)
                                                     -----------      ------------     -----------      ----------
                                                              19           (12,199)        186,893         179,881
                                                     -----------      ------------     -----------      ----------
Net increase (decrease) from share transactions          167,879        (2,382,259)         53,120       1,393,299
                                                     -----------      ------------     -----------      ----------
Net increase (decrease) in net assets                    167,879        (2,382,259)       (256,837)      1,521,932

Net Assets
Beginning of year                                     16,311,193        18,693,452       9,673,974       8,152,042
                                                     -----------      ------------     -----------      ----------
End of year+                                         $16,479,072       $16,311,193      $9,417,137      $9,673,974
                                                     ===========      ============     ===========      ==========
+ Includes undistributed net investment income of    $        --       $        --      $       --      $       --
                                                     ===========      ============     ===========      ==========
(a) Shares Issued and Redeemed
Class A:
Sold                                                  26,430,071        20,996,053         306,227         317,906
Issued for distributions reinvested                      441,982           473,346          40,351          42,864
Redeemed                                             (26,704,193)      (23,839,459)       (367,441)       (158,006)
                                                     -----------      ------------     -----------      ----------
Net increase (decrease) in Class A shares
outstanding                                              167,860        (2,370,060)        (20,863)        202,764
                                                     ===========      ============     ===========      ==========
Class B:
Sold                                                     111,418             5,208          72,496          54,364
Issued for distributions reinvested                          416                54           3,852           4,244
Redeemed                                                (111,815)          (17,461)        (44,201)        (28,578)
                                                     -----------      ------------     -----------      ----------
Net increase (decrease) in Class B shares
outstanding                                                   19           (12,199)         32,147          30,030
                                                     ===========      ============     ===========      ==========

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------     ----------------------------------------------------------------
                                                                   INSURED                         NEW YORK
                                                                  TAX EXEMPT                   INSURED TAX FREE
                                                       ------------------------------    ------------------------------
Year Ended December 31                                           1999             1998            1999             1998
--------------------------------------------------     ----------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                    $ 52,675,583     $ 52,191,758    $  9,082,369      $ 8,784,334
Net realized gain (loss) on investments                    (2,177,690)       4,350,118      (1,342,936        1,855,430)
Net unrealized appreciation (depreciation)
of investments                                            (88,703,533)       5,576,047     (14,545,609)         (57,095)
                                                       --------------   --------------    ------------     ------------
Net increase (decrease) in net assets resulting
from operations                                           (38,205,640)      62,117,923      (6,806,176)      10,582,669
                                                       --------------   --------------    ------------     ------------
Distributions to Shareholders
Net investment income - Class A                           (47,679,004)     (51,992,144)     (8,140,000)      (8,631,460)
Net investment income - Class B                              (161,210)        (139,136)       (205,942         (172,992)
Net realized gains - Class A                                       --               --              --       (1,811,151)
Net realized gains - Class B                                       --               --              --          (50,918)
                                                       --------------   --------------    ------------     ------------
Total distributions                                       (47,840,214)     (52,131,280)     (8,345,942)     (10,666,521)
                                                       --------------   --------------    ------------     ------------
Share Transactions (a)
Class A:
Proceeds from shares sold                                  18,499,433       28,870,405       8,584,885        8,482,447
Reinvestment of distributions                              36,539,001       39,823,598       5,892,531        7,708,106
Cost of shares redeemed                                  (129,571,414)    (151,567,231)    (22,687,898)     (23,835,964)
                                                       --------------   --------------    ------------     ------------
                                                          (74,532,980)     (82,873,228)     (8,210,482)      (7,645,411)
                                                       --------------   --------------    ------------     ------------
Class B:
Proceeds from shares sold                                   1,401,776          878,737       1,243,555        1,882,792
Reinvestment of distributions                                 137,498          116,143         141,550          152,887
Cost of shares redeemed                                      (779,595)        (606,637)     (1,480,097         (367,708)
                                                       --------------   --------------    ------------     ------------
                                                              759,679          388,243         (94,992        1,667,971
                                                       --------------   --------------    ------------     ------------
Net increase (decrease) from share transactions           (73,773,301)     (82,484,985)     (8,305,474)      (5,977,440)
                                                       --------------   --------------    ------------     ------------
Net increase (decrease) in net assets                    (159,819,155)     (72,498,342)    (23,457,592)      (6,061,292)

Net Assets
Beginning of year                                       1,122,776,286    1,195,274,628     192,814,368      198,875,660
                                                       --------------   --------------    ------------     ------------
End of year+                                           $  962,957,131   $1,122,776,286    $169,356,776     $192,814,368
                                                       ==============   ==============    ============     ============
+ Includes undistributed net investment income of      $    5,214,086   $      378,717    $    736,427     $         --
                                                       ==============   ==============    ============     ============
(a) Shares Issued and Redeemed
Class A:
Sold                                                        1,815,196        2,745,318         603,028          570,191
Issued for distributions reinvested                         3,612,697        3,798,052         413,248          518,763
Redeemed                                                  (12,763,828)     (14,459,581)     (1,589,907)      (1,603,307)

Net increase (decrease) in Class A shares
outstanding                                                (7,335,935)      (7,916,211)       (573,631         (514,353)
                                                       --------------   --------------    ------------     ------------
Class B:
Sold                                                          138,358           83,541          86,242          126,852
Issued for distributions reinvested                            13,619           11,071           9,942           10,288
Redeemed                                                      (77,706)         (57,995)       (104,427)         (24,762)
                                                       --------------   --------------    ------------     ------------
Net increase (decrease) in Class B shares
outstanding                                                    74,271           36,617          (8,243)         112,378
                                                       --------------   --------------    ------------     ------------

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------   -------------------------------------------------------------
                                                                   MULTI-STATE INSURED TAX FREE FUND
                                                     -------------------------------------------------------------
                                                               ARIZONA                            CALIFORNIA
                                                     -----------------------------     ---------------------------
Year Ended December 31                                      1999              1998            1999            1998
--------------------------------------------------   -------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                $   669,648      $    520,583    $    755,259    $    698,055
Net realized gain (loss) on investments                 (169,252)           38,699          23,559         138,965
Net unrealized appreciation (depreciation)
of investments                                          (757,359)           88,188      (1,214,591)         89,987
                                                     -----------      ------------    ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                         (256,963)          647,470        (435,773)        927,007
                                                     -----------      ------------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A                         (604,070)         (498,161)       (673,609)       (679,429)
Net investment income - Class B                          (21,656)          (18,089)        (19,389)        (14,501)
Net realized gains - Class A                                  --                --         (22,747)       (135,517)
Net realized gains - Class B                                  --                --            (812)         (4,461)
                                                     -----------      ------------    ------------    ------------
Total distributions                                     (625,726)         (516,250)       (716,557)       (833,908)
                                                     -----------      ------------    ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold                              2,941,186         1,873,481       2,072,982       1,594,351
Reinvestment of distributions                            330,199           266,865         368,427         451,949
Cost of shares redeemed                               (1,551,010)       (1,084,999)     (2,557,568)     (3,123,781)
                                                     -----------      ------------    ------------    ------------
                                                       1,720,375         1,055,347        (116,159)     (1,077,481)
                                                     -----------      ------------    ------------    ------------
Class B:
Proceeds from shares sold                                138,883            87,136          78,000         266,114
Reinvestment of distributions                             13,636            10,895           9,280           7,758
Cost of shares redeemed                                  (97,693)          (51,458)        (46,298)        (17,116)
                                                     -----------      ------------    ------------    ------------
                                                          54,826            46,573          40,982         256,756
                                                     -----------      ------------    ------------    ------------
Net increase (decrease) from share transactions        1,775,201         1,101,920         (75,177)       (820,725)
                                                     -----------      ------------    ------------    ------------
Net increase (decrease) in net assets                    892,512         1,233,140      (1,227,507)       (727,626)

Net Assets
Beginning of year                                     11,361,195        10,128,055      15,093,741      15,821,367
                                                     -----------      ------------    ------------    ------------
End of year+                                         $12,253,707       $11,361,195     $13,866,234     $15,093,741
                                                     ===========      ============    ============    ============
+ Includes undistributed net investment income of    $    48,292       $     4,370     $    68,718     $     6,457
                                                     ===========      ============    ============    ============
(a) Shares Issued and Redeemed
Class A:
Sold                                                     219,821           138,599         174,976         131,137
Issued for distributions reinvested                       25,133            19,715          31,489          37,073
Redeemed                                                (119,321)          (80,274)       (218,015)       (257,038)
                                                     -----------      ------------    ------------    ------------
Net increase (decrease) in Class A shares
outstanding                                              125,633            78,040         (11,550)        (88,828)
                                                     ===========      ============    ============    ============
Class B:
Sold                                                      10,604             6,468           6,520          21,895
Issued for distributions reinvested                        1,038               805             793             636
Redeemed                                                  (7,574)           (3,850)         (3,809)         (1,396)
                                                     -----------      ------------    ------------    ------------
Net increase (decrease) in Class B shares
outstanding                                                4,068             3,423           3,504          21,135
                                                     ===========      ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------   -------------------------------------------------------------
                                                                   MULTI-STATE INSURED TAX FREE FUND
                                                     -------------------------------------------------------------
                                                               COLORADO                         CONNECTICUT
                                                     -----------------------------     ---------------------------
Year Ended December 31                                      1999              1998            1999            1998
--------------------------------------------------   -------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                $   209,546       $   186,573    $  1,045,343    $    888,132
Net realized gain (loss) on investments                  (28,764)            6,145        (220,336)         90,498
Net unrealized appreciation (depreciation)
of investments                                          (280,802)           37,825      (1,260,205)        185,864
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                         (100,020)          230,543        (435,198)      1,164,494
                                                     -----------       -----------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A                         (194,405)         (169,316)       (864,595)       (759,838)
Net investment income - Class B                          (15,382)          (14,712)       (123,558)       (122,488)
Net realized gains - Class A                                  --                --              --              --
Net realized gains - Class B                                  --                --              --              --
                                                     -----------       -----------    ------------    ------------
Total distributions                                     (209,787)         (184,028)       (988,153)       (882,326)
                                                     -----------       -----------    ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold                              1,221,942           749,804       3,699,220       2,358,296
Reinvestment of distributions                            121,197           101,964         658,039         600,282
Cost of shares redeemed                                 (562,932)         (746,101)     (2,671,444)     (1,910,271)
                                                     -----------       -----------    ------------    ------------
                                                         780,207           105,667       1,685,815       1,048,307
                                                     -----------       -----------    ------------    ------------
Class B:
Proceeds from shares sold                                 15,000            10,000         702,180         626,852
Reinvestment of distributions                             12,608            13,717          90,142         107,129
Cost of shares redeemed                                   (4,101)          (24,612)       (864,326)       (189,093)
                                                     -----------       -----------    ------------    ------------
                                                          23,507              (895)        (72,004)        544,888
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) from share transactions          803,714           104,772       1,613,811       1,593,195
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets                    493,907           151,287         190,460       1,875,363

Net Assets
Beginning of year                                      3,945,543         3,794,256      20,917,400      19,042,037
                                                     -----------       -----------    ------------    ------------
End of year+                                          $4,439,450        $3,945,543     $21,107,860     $20,917,400
                                                     ===========       ===========    ============    ============
+ Includes undistributed net investment income of     $    2,780        $    3,021     $    64,536     $     7,346
                                                     ===========       ===========    ============    ============
(a) Shares Issued and Redeemed
Class A:
Sold                                                      95,345            57,230         284,965         178,314
Issued for distributions reinvested                        9,535             7,805          50,934          45,259
Redeemed                                                 (43,986)          (57,208)       (207,628)       (144,562)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class A shares
outstanding                                               60,894             7,827         128,271          79,011
                                                     ===========       ===========    ============    ============
Class B:
Sold                                                       1,208               772          53,787          47,451
Issued for distributions reinvested                          992             1,051           6,989           8,081
Redeemed                                                    (311)           (1,877)        (65,074)        (14,215)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class B shares
outstanding                                                1,889               (54)         (4,298)         41,317
                                                     ===========       ===========    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------   -------------------------------------------------------------
                                                                   MULTI-STATE INSURED TAX FREE FUND
                                                     -------------------------------------------------------------
                                                               FLORIDA                            GEORGIA
                                                     -----------------------------     ---------------------------
Year Ended December 31                                      1999              1998            1999            1998
--------------------------------------------------   -------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                $ 1,285,900       $ 1,152,221    $    228,300    $    158,940
Net realized gain (loss) on investments                  (50,341)          131,106         (46,601)         10,671
Net unrealized appreciation (depreciation)
of investments                                        (2,005,228)          232,807        (318,371)         21,236
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                         (769,669)        1,516,134        (136,672)        190,847
                                                     -----------       -----------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A                       (1,150,018)       (1,115,201)       (217,811)       (148,474)
Net investment income - Class B                          (32,154)          (31,678)        (10,956)         (9,211)
Net realized gains - Class A                                  --          (127,113)            --                --
Net realized gains - Class B                                  --            (4,219)            --                --
                                                     -----------       -----------    ------------    ------------
Total distributions                                   (1,182,172)       (1,278,211)       (228,767)       (157,685)
                                                     -----------       -----------    ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold                              2,963,267         4,069,057       3,350,635         386,432
Reinvestment of distributions                            595,822           656,546         146,270          95,448
Cost of shares redeemed                               (3,814,112)       (2,922,734)       (788,139)       (502,013)
                                                     -----------       -----------    ------------    ------------
                                                        (255,023)        1,802,869       2,708,766         (20,133)
                                                     -----------       -----------    ------------    ------------
Class B:
Proceeds from shares sold                                 93,725            73,697         100,979          35,384
Reinvestment of distributions                             21,190            23,726          10,646           9,211
Cost of shares redeemed                                 (121,415)          (83,656)        (43,053)           (246)
                                                     -----------       -----------    ------------    ------------
                                                          (6,500)           13,767          68,572          44,349
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) from share transactions         (261,523)        1,816,636       2,777,338          24,216
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets                 (2,213,364)        2,054,559       2,411,899          57,378

Net Assets
Beginning of year                                     26,731,298        24,676,739       3,411,661       3,354,283
                                                     -----------       -----------    ------------    ------------
End of year+                                         $24,517,934       $26,731,298      $5,823,560      $3,411,661
                                                     ===========       ===========    ============    ============
+ Includes undistributed net investment income of    $   111,297       $     7,569      $    1,132      $    1,599
                                                     ===========       ===========    ============    ============
(a) Shares Issued and Redeemed
Class A:
Sold                                                     223,409           297,455         263,782          29,199
Issued for distributions reinvested                       45,198            47,988          11,550           7,242
Redeemed                                                (286,334)         (214,071)        (62,261)        (38,181)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class A shares
outstanding                                              (17,727)          131,372         213,071          (1,740)
                                                     ===========       ===========    ============    ============
Class B:
Sold                                                       7,051             5,380           7,940           2,699
Issued for distributions reinvested                        1,607             1,734             836             699
Redeemed                                                  (9,139)           (6,133)         (3,380)            (18)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class B shares
outstanding                                                 (481)              981           5,396           3,380
                                                     ===========       ===========    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------   -------------------------------------------------------------
                                                                   MULTI-STATE INSURED TAX FREE FUND
                                                     -------------------------------------------------------------
                                                               MARYLAND                        MASSACHUSETTS
                                                     -----------------------------     ---------------------------
Year Ended December 31                                      1999              1998            1999            1998
--------------------------------------------------   -------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                $   734,448       $   610,885     $ 1,188,783     $ 1,105,621
Net realized gain (loss) on investments                 (132,292)           59,511         (61,545)        459,494
Net unrealized appreciation (depreciation)
of investments                                        (1,034,639)          121,325      (1,697,614)       (356,826)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                         (432,483)          791,721        (570,376)      1,208,289
                                                     -----------       -----------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A                         (625,749)         (529,069)     (1,058,842)     (1,050,431)
Net investment income - Class B                         (102,842)          (77,864)        (57,345)        (39,990)
Net realized gains - Class A                                  --                --              --        (433,402)
Net realized gains - Class B                                  --                --              --         (27,565)
                                                     -----------       -----------    ------------    ------------
Total distributions                                     (728,591)         (606,933)     (1,116,187)      (1,551,388
                                                     -----------       -----------    ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold                              3,457,252         1,771,728       1,093,753       1,552,045
Reinvestment of distributions                            344,994           310,259         846,167       1,192,740
Cost of shares redeemed                               (1,530,101)       (1,665,358)     (2,275,289)     (2,854,850)
                                                     -----------       -----------    ------------    ------------
                                                       2,272,145           416,629        (335,369)       (110,065)
                                                     -----------       -----------    ------------    ------------
Class B:
Proceeds from shares sold                                994,342           670,361         326,448         678,504
Reinvestment of distributions                             58,176            42,872          45,943          55,380
Cost of shares redeemed                                 (361,875)         (306,875)       (514,252)        (68,670)
                                                     -----------       -----------    ------------    ------------
                                                         690,643           406,358        (141,861)        665,214
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) from share transactions        2,962,788           822,987        (477,230)        555,149
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets                  1,801,714         1,007,775      (2,163,793)        212,050

Net Assets
Beginning of year                                     13,495,279        12,487,504      23,847,395      23,635,345
                                                     -----------       -----------    ------------    ------------
End of year+                                         $15,296,993       $13,495,279     $21,683,602     $23,847,395
                                                     ===========       ===========    ============    ============
+ Includes undistributed net investment income of    $    10,917       $     5,060     $    87,963          15,367
                                                     ===========       ===========    ============    ============
(a) Shares Issued and Redeemed
Class A:
Sold                                                     259,225           131,413          93,704         127,084
Issued for distributions reinvested                       26,295            22,976          72,866          98,331
Redeemed                                                (118,013)         (123,247)       (195,191)       (233,988)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class A shares
outstanding                                              167,507            31,142         (28,621)         (8,573)
                                                     ===========       ===========    ============    ============
Class B:
Sold                                                      75,399            49,637          28,134          55,365
Issued for distributions reinvested                        4,442             3,172           3,951           4,572
Redeemed                                                 (27,393)          (22,830)        (45,321)         (5,536)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class B shares
outstanding                                               52,448            29,979         (13,236)         54,401
                                                     ===========       ===========    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------   -------------------------------------------------------------
                                                                   MULTI-STATE INSURED TAX FREE FUND
                                                     -------------------------------------------------------------
                                                               MICHIGAN                            MINNESOTA
                                                     -----------------------------     ---------------------------
Year Ended December 31                                      1999              1998            1999            1998
--------------------------------------------------   -------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                $ 1,816,566       $ 1,804,523      $  442,552       $ 413,882
Net realized gain (loss) on investments                  (22,276)          291,714         (15,959)         29,226
Net unrealized appreciation (depreciation)
of investments                                        (2,812,167)           85,297        (573,087)         51,706
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets resulting
from, operations                                      (1,017,877)        2,181,534        (146,494)        494,814
                                                     -----------       -----------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A                       (1,749,807)       (1,762,486)       (428,054)       (409,132)
Net investment income - Class B                          (43,260)          (37,283)         (3,055)         (1,904)
Net realized gains - Class A                                  --          (284,638)             --              --
Net realized gains - Class B                                  --            (7,529)             --              --
                                                     -----------       -----------    ------------    ------------
Total distributions                                   (1,793,067)       (2,091,936)       (431,109)       (411,036)
                                                     -----------       -----------    ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold                              4,255,793         3,003,493       1,103,564         560,476
Reinvestment of distributions                          1,101,285         1,271,187         315,022         311,414
Cost of shares redeemed                               (5,183,033)       (4,881,005)       (829,283)       (840,538)
                                                     -----------       -----------    ------------    ------------
                                                         174,045          (606,325)        589,303          31,352
                                                     -----------       -----------    ------------    ------------
Class B:
Proceeds from shares sold                                237,052           199,508          37,994           2,000
Reinvestment of distributions                             24,105            24,681           3,050           1,909
Cost of shares redeemed                                 (315,722)         (214,257)             --          (1,000)
                                                     -----------       -----------    ------------    ------------
                                                         (54,565)            9,932          41,044           2,909
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) from share transactions          119,480          (596,393)        630,347          34,261
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets                 (2,691,464)         (506,795)         52,744         118,039

Net Assets
Beginning of year                                     40,092,455        40,599,250       8,392,696       8,274,657
                                                     -----------       -----------    ------------    ------------
End of year+                                         $37,400,991       $40,092,455      $8,445,440      $8,392,696
                                                     ===========       ===========    ============    ============
+ Includes undistributed net investment income of    $    30,366       $     6,867      $   14,380      $    2,937
                                                     ===========       ===========    ============    ============
(a) Shares Issued and Redeemed
Class A:
Sold                                                     341,602           229,191          96,628          47,618
Issued for distributions reinvested                       87,212            97,042          27,742          26,654
Redeemed                                                (411,133)         (373,083)        (72,598)        (72,134)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class A shares
outstanding                                               17,681           (46,850)         51,772           2,138
                                                     ===========       ===========    ============    ============
Class B:
Sold                                                      18,352            15,260           3,262             174
Issued for distributions reinvested                        1,914             1,886             270             163
Redeemed                                                 (25,547)          (16,302)             --             (87)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class B shares
outstanding                                               (5,281)              844           3,532             250
                                                     ===========       ===========    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------   -------------------------------------------------------------
                                                                   MULTI-STATE INSURED TAX FREE FUND
                                                     -------------------------------------------------------------
                                                               MISSOURI                         NEW JERSEY
                                                     -----------------------------     ---------------------------
Year Ended December 31                                      1999              1998            1999            1998
--------------------------------------------------   -------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                 $  133,512        $  103,737     $ 2,998,756     $ 2,771,877
Net realized gain (loss) on investments                  (30,929)           10,441        (340,345)        662,131
Net unrealized appreciation (depreciation)
of investments                                          (163,445)           23,945      (3,937,287)         23,799
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                          (60,862)          138,123      (1,278,876)      3,457,807
                                                     -----------       -----------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A                         (118,488)          (98,269)     (2,613,185)     (2,693,979)
Net investment income - Class B                           (9,430)           (5,007)       (120,933)        (83,488)
Net realized gains - Class A                                  --                --                        (638,421)
Net realized gains - Class B                                  --                --                         (27,005)
                                                     -----------       -----------    ------------    ------------
Total distributions                                     (127,918)         (103,276)     (2,734,118)     (3,442,893)
                                                     -----------       -----------    ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold                              1,056,075           371,474       4,565,043       6,159,936
Reinvestment of distributions                             57,359            62,596       1,719,625       2,304,360
Cost of shares redeemed                                 (554,920)         (178,522)     10,235,069)     (7,139,371)
                                                     -----------       -----------    ------------    ------------
                                                         558,514           255,548      (3,950,401)      1,324,925
                                                     -----------       -----------    ------------    ------------
Class B:
Proceeds from shares sold                                143,475            48,020       1,693,243         710,030
Reinvestment of distributions                              5,278             4,889          94,225          89,417
Cost of shares redeemed                                  (95,167)               --        (786,605)       (245,751)
                                                     -----------       -----------    ------------    ------------
                                                          53,586            52,909       1,000,863         553,696
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) from share transactions          612,100           308,457      (2,949,538)      1,878,621
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets                    423,320           343,304      (6,962,532)      1,893,535

Net Assets
Beginning of year                                      2,258,150         1,914,846      63,147,023      61,253,488
                                                     -----------       -----------    ------------    ------------
End of year+                                          $2,681,470        $2,258,150     $56,184,491     $63,147,023
                                                     ===========       ===========    ============    ============
+ Includes undistributed net investment income of     $    6,215        $      621     $   266,274     $     1,636
                                                     ===========       ===========    ============    ============
(a) Shares Issued and Redeemed
Class A:
Sold                                                      82,522            29,195         353,400         461,281
Issued for distributions reinvested                        4,574             4,866         133,664         172,773
Redeemed                                                 (43,601)          (13,888)       (793,422)       (534,399)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class A shares
outstanding                                               43,495            20,173        (306,358)         99,655
                                                     ===========       ===========    ============    ============
Class B:
Sold                                                      11,304             3,697         130,535          53,282
Issued for distributions reinvested                          420               380           7,355           6,715
Redeemed                                                  (7,575)               --         (62,045)        (18,554)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class B shares
outstanding                                                4,149             4,077          75,845          41,443
                                                     ===========       ===========    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------   -------------------------------------------------------------
                                                                   MULTI-STATE INSURED TAX FREE FUND
                                                     -------------------------------------------------------------
                                                             NORTH CAROLINA                        OHIO
                                                     -----------------------------     ---------------------------
Year Ended December 31                                      1999              1998            1999            1998
--------------------------------------------------   -------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                 $  441,087        $  365,955     $ 1,019,501     $   954,515
Net realized gain (loss) on investments                  (66,343)           16,557        (104,134)        105,338
Net unrealized appreciation (depreciation)
of investments                                          (606,265)          132,846      (1,268,564)        (42,129)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                         (231,521)          515,358        (353,197)      1,017,724
                                                     -----------       -----------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A                         (416,971)         (356,381)       (946,062)       (913,253)
Net investment income - Class B                          (16,418)           (8,468)        (20,214)        (14,670)
Net realized gains - Class A                                  --                --              --        (103,541)
Net realized gains - Class B                                  --                --              --          (2,115)
                                                     -----------       -----------    ------------    ------------
Total distributions                                     (433,389)         (364,849)       (966,276)     (1,033,579)
                                                     -----------       -----------    ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold                              1,751,727         1,639,024       2,188,769       2,214,427
Reinvestment of distributions                            266,372           223,837         696,219         750,957
Cost of shares redeemed                                 (703,779)         (409,842)     (2,793,896)     (2,490,353)
                                                     -----------       -----------    ------------    ------------
                                                       1,314,320         1,453,019          91,092         475,031
                                                     -----------       -----------    ------------    ------------
Class B:
Proceeds from shares sold                                369,596            62,154         323,985          95,265
Reinvestment of distributions                             12,297             5,532          16,137          13,500
Cost of shares redeemed                                       --           (10,810)        (68,346)        (40,388)
                                                     -----------       -----------    ------------    ------------
                                                         381,893            56,876         271,776          68,377
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) from share transactions        1,696,213         1,509,895         362,868         543,408
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in net assets                  1,031,303         1,660,404        (956,605)        527,553

Net Assets
Beginning of year                                      8,542,761         6,882,357      20,170,403      19,642,850
                                                     -----------       -----------    ------------    ------------
End of year+                                          $9,574,064        $8,542,761     $19,213,798     $20,170,403
                                                     ===========       ===========    ============    ============
+ Includes undistributed net investment income of    $    9,112        $    1,414     $    81,708     $    28,483
                                                     ===========       ===========    ============    ============
(a) Shares Issued and Redeemed
Class A:
Sold                                                     139,244           128,727         176,829         174,415
Issued for distributions reinvested                       21,379            17,520          56,611          59,011
Redeemed                                                 (55,886)          (32,060)       (226,785)       (195,415)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class A shares
outstanding                                              104,737           114,187           6,655          38,011
                                                     ===========       ===========    ============    ============
Class B:
Sold                                                      29,552             4,883          26,247           7,493
Issued for distributions reinvested                          996               433           1,319           1,062
Redeemed                                                      --              (862)         (5,451)         (3,175)
                                                     -----------       -----------    ------------    ------------
Net increase (decrease) in Class B shares
outstanding                                               30,548             4,454          22,115           5,380
                                                     ===========       ===========    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------   -------------------------------------------------------------
                                                                   MULTI-STATE INSURED TAX FREE FUND
                                                     -------------------------------------------------------------
                                                                OREGON                         PENNSYLVANIA
                                                     -----------------------------     ---------------------------
Year Ended December 31                                      1999              1998            1999            1998
--------------------------------------------------   -------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                 $   659,286    $   593,284      $ 1,923,343     $ 2,050,719
Net realized gain (loss) on investments                   (81,012)        21,921           (5,094)        303,417
Net unrealized appreciation (depreciation)
of investments                                           (883,123)       176,273       (2,852,357)       (173,315)
                                                     ------------    -----------     ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                          (304,849)       791,478         (934,108)      2,180,821
                                                     ------------    -----------     ------------    ------------
Distributions to Shareholders
Net investment income - Class A                          (607,767)      (560,461)      (1,870,838)     (1,859,304)
Net investment income - Class B                           (41,671)       (34,225)         (79,889)        (72,835)
Net realized gains - Class A                                   --             --               --        (290,930)
Net realized gains - Class B                                   --             --               --         (14,563)
                                                     ------------    -----------     ------------    ------------
Total distributions                                      (649,438)      (594,686)      (1,950,727)     (2,237,632)
                                                     ------------    -----------     ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold                               1,716,714      2,442,130        2,810,294       4,340,752
Reinvestment of distributions                             488,253        434,290        1,075,060       1,289,547
Cost of shares redeemed                                (1,973,009)    (1,821,201)      (5,177,643)     (7,025,076)
                                                     ------------    -----------     ------------    ------------
                                                          231,958      1,055,219       (1,292,289)     (1,394,777)
                                                     ------------    -----------     ------------    ------------
Class B:
Proceeds from shares sold                                 390,852        293,952          368,452         286,627
Reinvestment of distributions                              38,457         31,339           38,656          52,980
Cost of shares redeemed                                  (299,835)       (51,221)        (379,178)        (27,855)
                                                     ------------    -----------     ------------    ------------
                                                          129,474        274,070           27,930         311,752
                                                     ------------    -----------     ------------    ------------
Net increase (decrease) from share transactions           361,432      1,329,289       (1,264,359)     (1,083,025)
                                                     ------------    -----------     ------------    ------------
Net increase (decrease) in net assets                    (592,855)     1,526,081       (4,149,194)     (1,139,836)

Net Assets
Beginning of year                                      14,078,281     12,552,200       42,822,371      43,962,207
                                                     ------------    -----------     ------------    ------------
End of year+                                          $13,485,426    $14,078,281      $38,673,177     $42,822,371
                                                     ============    ===========     ============    ============
+ Includes undistributed net investment income of     $     9,848    $        --      $    93,573     $   120,957
                                                     ============    ===========     ============    ============
(a) Shares Issued and Redeemed
Class A:
Sold                                                      136,908        192,410          217,813         326,228
Issued for distributions reinvested                        39,572         34,311           83,730          96,963
Redeemed                                                 (160,088)      (144,132)        (403,740)       (527,157)
                                                     ------------    -----------     ------------    ------------
Net increase (decrease) in Class A shares
outstanding                                                16,392         82,589         (102,197)       (103,966)
                                                     ============    ===========     ============    ============
Class B:
Sold                                                       31,591         23,233           28,213          21,633
Issued for distributions reinvested                         3,124          2,477            3,009           3,988
Redeemed                                                  (24,374)        (4,029)         (29,020)         (2,092)
                                                     ------------    -----------     ------------    ------------
Net increase (decrease) in Class B shares
outstanding                                                10,341         21,681            2,202          23,529
                                                     ============    ===========     ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS
--------------------------------------------------------------------------------
                                                         MULTI-STATE INSURED
                                                            TAX FREE FUND
                                                     ---------------------------
                                                              VIRGINIA
                                                     ---------------------------
Year Ended December 31                                      1999            1998
 ---------------------                               -----------     -----------
Increase (Decrease) in Net Assets From Operations
Net investment income                                $ 1,143,741     $ 1,084,677
Net realized gain (loss) on investments                  (29,962)        170,072
Net unrealized appreciation (depreciation)
of investments                                        (1,745,078)         41,410
                                                     -----------     -----------
Net increase (decrease) in net assets resulting
from operations                                         (631,299)      1,296,159
                                                     -----------     -----------
Distributions to Shareholders
Net investment income - Class A                       (1,064,796)     (1,014,072)
Net investment income - Class B                          (48,591)        (53,905)
Net realized gains - Class A                                  --        (161,139)
Net realized gains - Class B                                  --         (10,233)
                                                     -----------     -----------
Total distributions                                   (1,113,387)     (1,239,349)
                                                     -----------     -----------
Share Transactions (a)
Class A:
Proceeds from shares sold                              2,275,886       2,513,743
Reinvestment of distributions                            653,619         795,105
Cost of shares redeemed                               (3,689,375)     (2,074,090)
                                                     -----------     -----------
                                                        (759,870)      1,234,758
                                                     -----------     -----------
Class B:
Proceeds from shares sold                                 86,250         129,680
Reinvestment of distributions                             33,809          37,357
Cost of shares redeemed                                 (455,294)        (77,741)
                                                        (335,235)         89,296
                                                     -----------     -----------

Net increase (decrease) from share transactions       (1,095,105)      1,324,054
                                                     -----------     -----------
Net increase (decrease) in net assets                 (2,839,791)      1,380,864

Net Assets
Beginning of year                                     24,906,856      23,525,992
                                                     -----------     -----------
End of year+                                         $22,067,065     $24,906,856
                                                     ===========     ===========
+ Includes undistributed net investment income of    $    49,245     $    18,891
                                                     ===========     ===========
(a) Shares Issued and Redeemed
Class A:
Sold                                                     176,751         188,751
Issued for distributions reinvested                       51,058          59,960
Redeemed                                                (286,551)       (156,840)
                                                     -----------     -----------
Net increase (decrease) in Class A shares
outstanding                                              (58,742)         91,871
                                                     ===========     ===========
Class B:
Sold                                                       6,703           9,938
Issued for distributions reinvested                        2,647           2,820
Redeemed                                                 (35,242)         (5,876)
                                                     -----------     -----------
Net increase (decrease) in Class B shares
outstanding                                              (25,892)          6,882
                                                     ===========     ===========

See notes to financial statements



Notes to Financial Statements

1. Significant Accounting Policies--First Investors Tax-Exempt Money Market Fund, Inc. ("Tax-Exempt Money Market Fund"), First Investors Insured Intermediate Tax Exempt Fund ("Insured Intermediate"), a series of First Investors Series Fund ("Series Fund"), First Investors Insured Tax Exempt Fund, Inc. ("Insured Tax Exempt"), First Investors New York Insured Tax Free Fund, Inc. ("New York Insured") and the Arizona, California, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Oregon, Pennsylvania and Virginia Funds, each a series of First Investors Multi-State Insured Tax Free Fund ("Multi-State Insured"), (collectively, the "Funds"), are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies. Each Fund accounts separately for its assets, liabilities and operations. Series Fund offers four additional series which are not included in this report. The investment objective of each Fund is as follows:

Tax-Exempt Money Market Fund seeks to earn a high rate of current income that is exempt from Federal income tax, including the Alternative Minimum Tax ("AMT"), consistent with the preservation of capital and maintenance of liquidity.

Insured Intermediate seeks a high level of interest income that is exempt from Federal income tax and is not a tax preference item for purposes of the AMT.

Insured Tax Exempt seeks a high level of interest income that is exempt from Federal income tax and is not a tax preference item for purposes of the AMT.

New York Insured seeks a high level of interest income that is exempt from Federal income tax, New York State and New York City personal income taxes and is not a tax preference item for purposes of the AMT.

Multi-State Insured seeks a high level of interest income that is exempt from Federal income tax and, to the extent indicated in the prospectus, from state and local income taxes for residents of that state and is not a tax preference item for purposes of the AMT.

A. Security Valuation--The Tax-Exempt Money Market Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into


Notes to Financial Statements (continued)

account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

The municipal securities in which the other Funds invest are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the applicable Fund's Board of Directors/Trustees. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. "When-issued securities" are reflected in the assets of the Funds as of the date the securities are purchased.

The municipal bonds held by the Funds, other than the Tax-Exempt Money Market Fund, are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Funds' policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Funds will consider security type, rating, market condition and yield. Insured Tax Exempt may invest up to 20% of its assets in portfolio securities not covered by the insurance feature; Insured Intermediate, New York Insured and Multi-State Insured may invest up to 35% of their assets in portfolio securities not covered by the insurance feature.

B. Federal Income Taxes--It is the policy of the Funds to continue to qualify as regulated investment companies, which can distribute tax exempt dividends, by complying with the provisions available to regulated investment companies, as defined in the Internal Revenue Code. The Funds make distributions of income and net realized capital gains (in excess of any available capital loss carryovers) sufficient to relieve them from all, or substantially all, Federal income taxes.


At December 31, 1999, capital loss carryovers were as follows:

                                       Year Capital Loss Carryovers Expire
                                  --------------------------------------------
Fund                       Total        2002       2003       2004        2007
----                  ----------  ----------  ---------  ---------  ----------
Insured Intermediate  $    6,909  $       --  $     --   $      --  $    6,909
Insured Tax Exempt     5,299,009   3,221,247        --     523,891   1,553,871
New York Insured       1,342,936          --        --          --   1,342,936
Arizona                  194,340      34,112        --      12,135     148,093
Colorado                  44,568      18,097        --          --      26,471
Connecticut              233,735      49,852        --          --     183,883
Florida                   50,341          --        --          --      50,341
Georgia                   43,163          --        --         544      42,619
Maryland                 101,700       6,741        --      12,765      82,194
Massachusetts             61,545          --        --          --      61,545
Michigan                  22,276          --        --          --      22,276
Minnesota                 80,941         431    64,634          --      15,876
Missouri                  84,988      44,353     9,705          --      30,930
New Jersey               340,345          --        --          --     340,345
North Carolina           145,038      36,480    20,296      23,116      65,146
Ohio                      15,455          --        --          --      15,455
Oregon                   218,932     106,103        --      55,047      57,782
Pennsylvania               5,094          --        --          --       5,094
Virginia                  29,969          --        --          --      29,969

C. Distributions to Shareholders--The Tax-Exempt Money Market Fund declares distributions daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income of the other Funds are declared daily and paid monthly. Dividends paid by the Funds from net investment income are considered exempt-interest dividends and as such should not be subject to Federal income taxes. Distributions from net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales and post-October losses.

D. Expense Allocation--Direct expenses attributable to a Fund are charged to and paid from the assets of that Fund. General expenses of Multi-State Insured and Series Fund are allocated among and charged to the assets of each Fund in the group on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.


Notes to Financial Statements (continued)

E. Security Transactions and Investment Income--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the amortized cost basis for the Tax-Exempt Money Market Fund and on the identified cost basis for the other Funds for both financial statement and Federal income tax purposes. Interest income is earned from settlement date and recorded on the accrual basis. Estimated expenses are accrued daily. For the year ended December 31, 1999, The Bank of New York, custodian for the Funds, has provided credits in the amount of $153,442 against custodian charges based on the uninvested cash balances of the Funds.

F. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2. Capital--At December 31, 1999, paid-in capital of the Tax-Exempt Money Market Fund amounted to $16,479,072. The Fund offers two classes of shares, Class A and B. Both classes are sold without an initial sales charge. However, Class B shares, which may only be acquired through an exchange of Class B shares from another First Investors eligible fund or through the reinvestment of dividends on Class B shares, are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to First Investors Corporation as underwriter of the Fund.

Each of the other Funds sells two classes of shares, Class A and Class B. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Class A and Class B shares are subject to different distribution plans and have different distribution fees as described in Note 5. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of both classes. Of the 1,000,000,000 shares originally authorized, Tax-Exempt Money Market Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B. Of the 500,000,000 shares originally authorized, Insured Tax Exempt has designated 300,000,000 shares as Class A and 200,000,000 shares as Class B. Of the 1,000,000,000 shares originally authorized, New York Insured has designated


500,000,000 shares as Class A and 500,000,000 shares as Class B. Multi-State Insured and Series Fund have established an unlimited number of shares of beneficial interest for both Class A and Class B shares.

3. Concentration of Credit Risk--The Funds invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in a state, industry or region.

4. Security Transactions--For the year ended December 31, 1999, purchases and sales of municipal securities, other than short-term municipal notes, were as follows:

                                        Cost of            Proceeds
Fund                                  Purchases            of Sales
----                                -----------         -----------
Insured Intermediate               $ 13,301,125        $ 13,105,894
Insured Tax Exempt                  313,893,613         361,663,994
New York Insured                     97,018,195         105,601,417
Arizona                               9,376,716           7,571,715
California                            7,037,585           7,753,940
Colorado                              2,550,834           1,624,031
Connecticut                          11,047,115           9,617,116
Florida                              16,748,228          17,292,200
Georgia                               5,319,241           2,527,674
Maryland                              9,281,278           6,319,949
Massachusetts                         7,038,420           7,680,749
Michigan                              8,063,100           8,273,619
Minnesota                             2,415,510           1,927,345
Missouri                              2,220,241           1,642,236
New Jersey                           30,828,817          33,441,398
North Carolina                        5,595,816           4,121,869
Ohio                                  9,337,056           9,307,529
Oregon                                4,875,840           4,566,852
Pennsylvania                         14,541,385          15,996,419
Virginia                              8,280,197           8,440,696


Notes to Financial Statements (continued)

At December 31, 1999, aggregate cost and net unrealized appreciation of securities for Federal income tax purposes were as follows:

                                            Gross         Gross            Net
                         Aggregate     Unrealized    Unrealized     Unrealized
Fund                          Cost   Appreciation  Depreciation   Appreciation
----                  ------------  -------------  ------------   ------------
Insured Intermediate  $  9,198,722    $   181,477    $   58,436    $   123,041
Insured Tax Exempt     909,405,407     42,971,720     3,745,791     39,225,929
New York Insured       163,828,593      4,354,151     1,765,562      2,588,589
Arizona                 11,548,231        482,687        70,799        411,888
California              12,987,840        771,351        48,192        723,159
Colorado                 4,290,564        141,712        42,182         99,530
Connecticut             19,921,908        758,210        97,812        660,398
Florida                 23,328,726        879,301        64,983        814,318
Georgia                  5,682,041        128,112        85,597         42,515
Maryland                14,766,922        303,080       160,420        142,660
Massachusetts           21,036,120        672,826       425,532        247,294
Michigan                35,488,968      1,708,894       125,062      1,583,832
Minnesota                8,161,078        172,377       108,461         63,916
Missouri                 2,524,088         78,384        30,472         47,912
New Jersey              52,981,894      2,409,801       307,830      2,101,971
North Carolina           9,322,315        162,143       146,952         15,191
Ohio                    18,240,074        744,761        38,579        706,182
Oregon                  12,922,414        369,524       116,219        253,305
Pennsylvania            37,080,220      1,235,925       259,951        975,974
Virginia                20,950,357        770,412       180,705        589,707

5. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors/trustees of the Funds are officers and directors of the Funds' investment adviser, First Investors Management Company, Inc. ("FIMCO"), their underwriter, First Investors Corporation ("FIC") and /or their transfer agent, Administrative Data Management Corp. ("ADM"). Directors/trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 1999, total directors/trustees fees accrued by the Funds amounted to $42,400.

The Investment Advisory Agreements provide as compensation to FIMCO from each Fund, other than the Tax-Exempt Money Market Fund and Insured Intermediate, an annual fee, payable monthly, at the rate of .75% on the first $250 million of the average daily net assets of each Fund, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million. The annual fee for the Tax-Exempt Money Market Fund and Insured


Intermediate is payable monthly, at the rate of .50% and .60%, respectively, of each Fund's average daily net assets.

For the year ended December 31, 1999, advisory fees accrued to FIMCO by the Funds were $11,417,905 of which $1,175,484 was waived. In addition, other expenses in the amount of $359,934 were assumed by FIMCO.

For the year ended December 31, 1999, FIC, as underwriter, received $2,097,712 in commissions from the sale of shares of the Funds after allowing $382,055 to other dealers. Shareholder servicing costs included $984,217 in transfer agent fees accrued to ADM. For the year ended December 31, 1999, FIC received contingent deferred sales charges from the redemption of Class B shares of the Tax-Exempt Money Market Fund in the amount of $184.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Tax-Exempt Money Market Fund, is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares on an annual basis, payable monthly. Each Fund, including the Tax-Exempt Money Market Fund, is authorized to pay FIC a fee up to 1% of the average daily net assets of the Class B shares on an annual basis, payable monthly. For the year ended December 31, 1999, total Distribution Plan fees accrued to FIC by the Funds, other than the Tax-Exempt Money Market Fund, amounted to $4,300,692, of which $25,237 was waived. For the year ended December 31, 1999, FIC received $242 in Distribution Plan fees from the Tax-Exempt Money Market Fund, after waiving $81 (or 25% of the fee). The fees consist of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund.

6. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1999, Insured Tax Exempt held two 144A securities with an aggregate value of $8,790,763 representing approximately .91% of the Fund's net assets and New York Insured held one 144A security with a value of $4,712,500 representing approximately 2.78% of the Fund's net assets. These securities are valued as set forth in Note 1A.



Financial Highlights
FIRST INVESTORS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                           Net Asset                          Net
                               Value                 Realized and
                        ------------          Net      Unrealized   Total from          Net          Net
                           Beginning   Investment  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       Income     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
Class A
-------
1995                           $1.00        $.032         $ --       $ .032        $.032         $  --       $.032
1996                            1.00         .028           --         .028         .028            --        .028
1997                            1.00         .030           --         .030         .030            --        .030
1998                            1.00         .027           --         .027         .027            --        .027
1999                            1.00         .026           --         .026         .026            --        .026

Class B
-------
1995*                           1.00         .024           --         .024         .024            --        .024
1996                            1.00         .020           --         .020         .020            --        .020
1997                            1.00         .022           --         .022         .022            --        .022
1998                            1.00         .018           --         .018         .018            --        .018
1999                            1.00         .018           --         .018         .018            --        .018
-----------------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
-------------------------------------
Class A
-------
1995                           $5.43        $.301        $.419       $ .720        $.300         $  --       $.300
1996                            5.85         .290        (.060)        .230         .290            --        .290
1997                            5.79         .292         .140         .432         .292            --        .292
1998                            5.93         .288         .086         .374         .294            --        .294
1999                            6.01         .231        (.200)        .031         .231            --        .231

Class B
-------
1995*                           5.45         .254         .407         .661         .261            --        .261
1996                            5.85         .235        (.055)        .180         .230            --        .230
1997                            5.80         .234         .128         .362         .232            --        .232
1998                            5.93         .226         .098         .324         .234            --        .234
1999                            6.02         .173        (.202)       (.029)        .171            --        .171
-----------------------------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
-----------------------
Class A
-------
1995                           $9.42        $.524        $.952       $1.476        $.526         $  --       $.526
1996                           10.37         .510        (.233)        .277         .507            --        .507
1997                           10.14         .502         .312         .814         .504            --        .504
1998                           10.45         .475         .099         .574         .474            --        .474
1999                           10.55         .515        (.889)       (.374)        .466            --        .466

Class B
-------
1995*                           9.48         .438         .891        1.329         .439            --        .439
1996                           10.37         .441        (.242)        .199         .439            --        .439
1997                           10.13         .429         .323         .752         .432            --        .432
1998                           10.45         .400         .096         .496         .396            --        .396
1999                           10.55         .431        (.877)       (.446)        .394            --        .394
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                    Ratio to Average Net  Assets Before Expenses
                                                                           Assets++         Waived or Assumed
                                                                    ------------------ -------------------------

                          Net Asset
                              Value                                                   Net                     Net    Portfolio
                          ---------      Total         Net Assets              Investment              Investment     Turnover
                             End of     Return**    End of Period   Expenses       Income   Expenses       Income         Rate
                             Period        (%)     (in thousands)        (%)          (%)        (%)          (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
Class A
-------
1995                           $1.00       3.24        $   25,045      .70        3.20         1.06        2.84        N/A
1996                            1.00       2.85            22,888      .70        2.81         1.08        2.43        N/A
1997                            1.00       3.00            18,680      .75        2.95         1.12        2.58        N/A
1998                            1.00       2.77            16,310      .80        2.73         1.19        2.34        N/A
1999                            1.00       2.61            16,478      .80        2.58         1.20        2.18        N/A

Class B
-------
1995*                           1.00       2.40               .01     1.45+       2.45+        1.81+       2.09+       N/A
1996                            1.00       2.04                80     1.45        2.06         1.83        1.68        N/A
1997                            1.00       2.20                13     1.50        2.20         1.87        1.83        N/A
1998                            1.00       1.78                 1     1.55        1.98         1.94        1.59        N/A
1999                            1.00       1.82                 1     1.55        1.83         1.95        1.43        N/A
-------------------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
------------------------------------
Class A
-------
1995                           $5.85      13.50        $    7,017      .35        5.32         1.22        4.45         47
1996                            5.79       4.07             7,415      .49        5.05         1.24        4.30         82
1997                            5.93       7.68             7,344      .53        5.02         1.21        4.34         91
1998                            6.01       6.47             8,674      .50        4.80         1.20        4.10        163
1999                            5.81        .51             8,263      .50        3.88         1.18        3.20        142

Class B
-------
1995*                           5.85      12.27               378     1.35+       4.32+        1.92+       3.75+        47
1996                            5.80       3.17               613     1.49        4.05         1.94        3.60         82
1997                            5.93       6.39               808     1.53        4.02         1.91        3.64         91
1998                            6.02       5.57             1,000     1.50        3.80         1.90        3.40        163
1999                            5.82       (.50)            1,154     1.50        2.88         1.88        2.50        142
-------------------------------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
-----------------------
Class A
-------
1995                          $10.37      16.01         1,372,752     1.14        5.25          N/A         N/A         37
1996                           10.14       2.81         1,252,608     1.14        5.06          N/A         N/A         21
1997                           10.45       8.27         1,191,815     1.14        4.93          N/A         N/A         13
1998                           10.55       5.62         1,118,898     1.11        4.51          N/A         N/A         19
1999                            9.71      (3.63)          958,668     1.12        5.03          N/A         N/A         31

Class B
-------
1995*                          10.37      14.27             2,019     1.88+       4.45+         N/A         N/A         37
1996                           10.13       2.03             3,046     1.83        4.37          N/A         N/A         21
1997                           10.45       7.62             3,460     1.85        4.22          N/A         N/A         13
1998                           10.55       4.83             3,878     1.83        3.79          N/A         N/A         19
1999                            9.71      (4.31)            4,290     1.85        4.30          N/A         N/A         31
-------------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                           Net Asset                          Net
                               Value                 Realized and
                        ------------          Net      Unrealized   Total from          Net          Net
                           Beginning   Investment  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       Income     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
NEW YORK INSURED TAX FREE FUND
------------------------------
Class A
-------
1995                          $13.66        $.738       $1.331       $2.069        $.740         $.059       $.799
1996                           14.93         .719        (.298)        .421         .720          .091        .811
1997                           14.54         .709         .395        1.104         .708          .076        .784
1998                           14.86         .674         .137         .811         .676          .145        .821
1999                           14.85         .718       (1.249)       (.531)        .659            --        .659

Class B
-------
1995*                          13.76         .616        1.232        1.848         .619          .059        .678
1996                           14.93         .617        (.306)        .311         .620          .091        .711
1997                           14.53         .608         .406        1.014         .608          .076        .684
1998                           14.86         .569         .134         .703         .568          .145        .713
1999                           14.85         .618       (1.250)       (.632)        .558            --        .558
-----------------------------------------------------------------------------------------------------------------------------
MULTI-STATE INSURED TAX FREE FUND
---------------------------------
ARIZONA FUND
------------
Class A
-------
1995                          $11.71        $.665       $1.448       $2.113        $.673         $  --       $.673
1996                           13.15         .664        (.199)        .465         .665            --        .665
1997                           12.95         .658         .511        1.169         .659            --        .659
1998                           13.46         .657         .155         .812         .652            --        .652
1999                           13.62         .707        (.955)       (.248)        .662            --        .662

Class B
-------
1995*                          11.82         .544        1.340        1.884         .554            --        .554
1996                           13.15         .565        (.201)        .364         .564            --        .564
1997                           12.95         .556         .500        1.056         .556            --        .556
1998                           13.45         .549         .155         .704         .544            --        .544
1999                           13.61         .603        (.948)       (.345)        .555            --        .555
-----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA FUND
---------------
Class A
-------
1995                          $10.77        $.580       $1.335       $1.915        $.589         $.136       $.725
1996                           11.96         .576        (.128)        .448         .575          .073        .648
1997                           11.76         .569         .534        1.103         .570          .173        .743
1998                           12.12         .558         .190         .748         .554          .114        .668
1999                           12.20         .609        (.952)       (.343)        .558          .019        .577

Class B
-------
1995*                          10.87         .472        1.227        1.699         .483          .136        .619
1996                           11.95         .486        (.123)        .363         .480          .073        .553
1997                           11.76         .476         .532        1.008         .475          .173        .648
1998                           12.12         .458         .184         .642         .458          .114        .572
1999                           12.19         .511        (.949)       (.438)        .463          .019        .482
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                    Ratio to Average Net  Assets Before Expenses
                                                                           Assets++         Waived or Assumed
                                                                    ------------------ -------------------------

                          Net Asset
                              Value                                                   Net                     Net    Portfolio
                          ---------      Total         Net Assets              Investment              Investment     Turnover
                             End of     Return**    End of Period   Expenses       Income   Expenses       Income         Rate
                             Period        (%)     (in thousands)        (%)          (%)        (%)          (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
NEW YORK INSURED TAX FREE FUND
-------------------------------------
Class A
-------
1995                          $14.93      15.45          $215,259     1.23        5.10          N/A         N/A         53
1996                           14.54       2.95           203,496     1.23        4.93          N/A         N/A         53
1997                           14.86       7.82           195,273     1.17        4.86         1.22        4.81         24
1998                           14.85       5.59           187,544     1.12        4.54         1.22        4.44         44
1999                           13.66      (3.67)          164,622     1.09        4.99         1.21        4.87         55

Class B
-------
1995*                          14.93      13.66             1,156     2.00+       4.34+         N/A         N/A         53
1996                           14.53       2.18             2,242     1.93        4.23          N/A         N/A         53
1997                           14.86       7.16             3,602     1.87        4.16         1.92        4.11         24
1998                           14.85       4.84             5,271     1.82        3.84         1.92        3.74         44
1999                           13.66      (4.34)            4,734     1.79        4.29         1.91        4.17         55
-------------------------------------------------------------------------------------------------------------------------------
MULTI-STATE INSURED TAX FREE FUND
-------------------------------------
ARIZONA FUND
------------
Class A
-------
1995                          $13.15      18.41          $  8,834      .50        5.27         1.15        4.62         36
1996                           12.95       3.69             8,383      .53        5.17         1.23        4.47         27
1997                           13.46       9.28             9,691      .50        5.03         1.16        4.37         24
1998                           13.62       6.17            10,873      .50        4.88         1.13        4.25         50
1999                           12.71      (1.88)           11,746      .50        5.37         1.15        4.72         62

Class B
-------
1995*                          13.15      16.20               173     1.30+       4.62+        1.95+       3.95+        36
1996                           12.95       2.89               289     1.33        4.37         2.03        3.67         27
1997                           13.45       8.36               437     1.30        4.23         1.96        3.57         24
1998                           13.61       5.33               489     1.30        4.08         1.93        3.45         50
1999                           12.71      (2.60)              508     1.30        4.57         1.95        3.92         62
-------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA FUND
---------------
Class A
-------
1995                          $11.96      18.16          $ 16,547      .90        5.02         1.15        4.77         53
1996                           11.76       3.91            15,558      .84        4.93         1.19        4.58         30
1997                           12.12       9.66            15,601      .80        4.80         1.16        4.44         46
1998                           12.20       6.31            14,614      .80        4.59         1.17        4.22         79
1999                           11.28      (2.88)           13,383      .80        5.15         1.17        4.79         49

Class B
-------
1995*                          11.95      15.91                59     1.74+       4.31+        2.00+       4.04+        53
1996                           11.76       3.16               114     1.63        4.14         1.98        3.79         30
1997                           12.12       8.79               220     1.60        4.00         1.96        3.64         46
1998                           12.19       5.40               479     1.60        3.79         1.97        3.42         79
1999                           11.27      (3.67)              483     1.60        4.35         1.97        3.99         49
-------------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                           Net Asset                          Net
                               Value                 Realized and
                        ------------          Net      Unrealized   Total from          Net          Net
                           Beginning   Investment  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       Income     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
COLORADO FUND
-------------
Class A
-------
1995                          $11.24        $.668       $1.340       $2.008        $.668         $  --       $.668
1996                           12.58         .642        (.089)        .553         .643            --        .643
1997                           12.49         .638         .498        1.136         .636            --        .636
1998                           12.99         .644         .152         .796         .636            --        .636
1999                           13.15         .634        (.907)       (.273)        .637            --        .637

Class B
-------
1995*                          11.35         .564        1.239        1.803         .573            --        .573
1996                           12.58         .547        (.100)        .447         .547            --        .547
1997                           12.48         .539         .501        1.040         .540            --        .540
1998                           12.98         .538         .160         .698         .528            --        .528
1999                           13.15         .534        (.914)       (.380)        .530            --        .530
-----------------------------------------------------------------------------------------------------------------------------
CONNECTICUT FUND
----------------
Class A
-------
1995                          $11.57        $.617       $1.333       $1.950        $.620         $  --       $.620
1996                           12.90         .619        (.202)        .417         .617            --        .617
1997                           12.70         .613         .471        1.084         .614            --        .614
1998                           13.17         .607         .186         .793         .603            --        .603
1999                           13.36         .651        (.902)       (.251)        .619            --        .619

Class B
-------
1995*                          11.67         .512        1.242        1.754         .524            --        .524
1996                           12.90         .522        (.204)        .318         .518            --        .518
1997                           12.70         .516         .470         .986         .516            --        .516
1998                           13.17         .500         .176         .676         .496            --        .496
1999                           13.35         .552        (.901)       (.349)        .511            --        .511
-----------------------------------------------------------------------------------------------------------------------------
FLORIDA FUND
------------
Class A
-------
1995                          $11.79        $.640       $1.527       $2.167        $.647         $  --       $.647
1996                           13.31         .623        (.198)        .425         .625            --        .625
1997                           13.11         .624         .547        1.171         .624          .037        .661
1998                           13.62         .616         .195         .811         .613          .068        .681
1999                           13.75         .679       (1.074)       (.395)        .625            --        .625

Class B
-------
1995*                          11.87         .529        1.460        1.989         .549            --        .549
1996                           13.31         .530        (.204)        .326         .526            --        .526
1997                           13.11         .531         .552        1.083         .526          .037        .563
1998                           13.63         .507         .186         .693         .505          .068        .573
1999                           13.75         .572       (1.065)       (.493)        .517            --        .517
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                    Ratio to Average Net  Assets Before Expenses
                                                                           Assets++         Waived or Assumed
                                                                    ------------------ -------------------------

                          Net Asset
                              Value                                                   Net                     Net    Portfolio
                          ---------      Total         Net Assets              Investment              Investment     Turnover
                             End of     Return**    End of Period   Expenses       Income   Expenses       Income         Rate
                             Period        (%)     (in thousands)        (%)          (%)        (%)          (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
COLORADO FUND
-------------
Class A
-------
1995                          $12.58      18.25           $ 3,525      .20        5.54         1.32        4.42         45
1996                           12.49       4.57             3,466      .38        5.20         1.40        4.17         20
1997                           12.99       9.37             3,424      .40        5.07         1.29        4.18         39
1998                           13.15       6.27             3,571      .40        4.96         1.26        4.10         25
1999                           12.24      (2.15)            4,068      .47        4.99         1.28        4.18         40

Class B
-------
1995*                          12.58      16.18              131      1.00+       4.90+        2.12+       3.75+        45
1996                           12.48       3.68              241      1.19        4.39         2.21        3.36         20
1997                           12.98       8.55              370      1.20        4.27         2.09        3.38         39
1998                           13.15       5.48              374      1.20        4.16         2.06        3.30         25
1999                           12.24      (2.96)             372      1.27        4.19         2.08        3.38         40
-------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT FUND
----------------
Class A
-------
1995                          $12.90      17.18            16,725      .85        4.98         1.20        4.63         26
1996                           12.70       3.37            15,203      .81        4.92         1.23        4.50         15
1997                           13.17       8.77            16,151      .80        4.78         1.17        4.41         14
1998                           13.36       6.15            17,434      .80        4.58         1.16        4.22         25
1999                           12.49      (1.93)           17,903      .80        5.04         1.15        4.69         47

Class B
-------
1995*                          12.90      15.28               857     1.71+       4.12+        2.07+       3.76+        26
1996                           12.70       2.57             1,505     1.61        4.12         2.02        3.71         15
1997                           13.17       7.95             2,891     1.60        3.98         1.97        3.61         14
1998                           13.35       5.22             3,484     1.60        3.78         1.96        3.42         25
1999                           12.49      (2.67)            3,205     1.60        4.24         1.95        3.89         47
-------------------------------------------------------------------------------------------------------------------------------
FLORIDA FUND
------------
Class A
-------
1995                          $13.31      18.77            22,229      .75        5.05         1.15        4.65         68
1996                           13.11       3.34            23,299      .83        4.80         1.16        4.47         55
1997                           13.62       9.18            23,840      .80        4.71         1.11        4.40         19
1998                           13.75       6.09            25,873      .80        4.50         1.10        4.20         44
1999                           12.73      (2.93)           23,729      .80        5.12         1.12        4.80         68

Class B
-------
1995*                          13.31      17.06               299     1.68+       4.12+        2.09+       3.70+        68
1996                           13.11       2.56               549     1.62        4.01         1.95        3.68         55
1997                           13.63       8.38               837     1.60        3.91         1.91        3.60         19
1998                           13.75       5.19               858     1.60        3.70         1.90        3.40         44
1999                           12.74      (3.65)              789     1.60        4.32         1.92        4.00         68
-------------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                           Net Asset                          Net
                               Value                 Realized and
                        ------------          Net      Unrealized   Total from          Net          Net
                           Beginning   Investment  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       Income     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
GEORGIA FUND
------------
Class A
-------
1995                          $11.33        $.653       $1.387       $2.040        $.650         $  --       $.650
1996                           12.72         .639        (.161)        .478         .648            --        .648
1997                           12.55         .639         .578        1.217         .637            --        .637
1998                           13.13         .645         .135         .780         .640            --        .640
1999                           13.27         .633       (1.025)       (.392)        .638            --        .638

Class B
-------
1995*                          11.42         .529        1.303        1.832         .542            --        .542
1996                           12.71         .563        (.183)        .380         .550            --        .550
1997                           12.54         .524         .584        1.108         .538            --        .538
1998                           13.11         .539         .133         .672         .532            --        .532
1999                           13.25         .540       (1.029)       (.489)        .531            --        .531
-----------------------------------------------------------------------------------------------------------------------------
MARYLAND FUND
-------------
Class A
-------
1995                          $11.77        $.668       $1.348       $2.016        $.666         $  --       $.666
1996                           13.12         .650        (.235)        .415         .655            --        .655
1997                           12.88         .652         .549        1.201         .651            --        .651
1998                           13.43         .651         .186         .837         .647            --        .647
1999                           13.62         .658        (.994)       (.336)        .654            --        .654

Class B
-------
1995*                          11.85         .561        1.279        1.840         .570            --        .570
1996                           13.12         .555        (.249)        .306         .556            --        .556
1997                           12.87         .551         .556        1.107         .547            --        .547
1998                           13.43         .543         .186         .729         .539            --        .539
1999                           13.62         .551        (.995)       (.444)        .546            --        .546
-----------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS FUND
------------------
Class A
-------
1995                          $11.01        $.612       $1.227       $1.839        $.613         $.016       $.629
1996                           12.22         .603        (.256)        .347         .602          .045        .647
1997                           11.92         .601         .356         .957         .603          .074        .677
1998                           12.20         .586         .049         .635         .578          .237        .815
1999                           12.02         .609        (.887)       (.278)        .572            --        .572

Class B
-------
1995*                          11.09         .508        1.155        1.663         .527          .016        .543
1996                           12.21         .514        (.263)        .251         .506          .045        .551
1997                           11.91         .508         .353         .861         .507          .074        .581
1998                           12.19         .488         .061         .549         .482          .237        .719
1999                           12.02         .520        (.894)       (.374)        .476            --        .476
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                    Ratio to Average Net  Assets Before Expenses
                                                                           Assets++         Waived or Assumed
                                                                    ------------------ -------------------------

                          Net Asset
                              Value                                                   Net                     Net    Portfolio
                          ---------      Total         Net Assets              Investment              Investment     Turnover
                             End of     Return**    End of Period   Expenses       Income   Expenses       Income         Rate
                             Period        (%)     (in thousands)        (%)          (%)        (%)          (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
GEORGIA FUND
------------
Class A
-------
1995                          $12.72      18.40           $ 3,047      .20        5.41         1.42        4.20         45
1996                           12.55       3.94             3,269      .38        5.17         1.44        4.11         37
1997                           13.13      10.00             3,152      .40        5.03         1.33        4.10         21
1998                           13.27       6.08             3,162      .40        4.92         1.20        4.12         36
1999                           12.24      (3.04)            5,527      .48        4.99         1.19        4.28         57

Class B
-------
1995*                          12.71      16.34                97     1.00+       4.61+        2.22+       3.40+        45
1996                           12.54       3.13               151     1.19        4.36         2.25        3.30         37
1997                           13.11       9.07               203     1.20        4.23         2.13        3.30         21
1998                           13.25       5.23               250     1.20        4.12         2.00        3.32         36
1999                           12.23      (3.78)              296     1.28        4.19         1.99        3.48         57
-------------------------------------------------------------------------------------------------------------------------------
MARYLAND FUND
-------------
Class A
-------
1995                          $13.12      17.50           $ 8,666      .48        5.32         1.24        4.55         49
1996                           12.88       3.33            10,118      .51        5.10         1.24        4.37         13
1997                           13.43       9.59            10,705      .50        5.01         1.18        4.33         35
1998                           13.62       6.38            11,280      .50        4.84         1.16        4.18         33
1999                           12.63      (2.54)           12,579      .50        5.00         1.15        4.35         44

Class B
-------
1995*                          13.12      15.82               423     1.38+       4.42+        2.19+       3.61+        49
1996                           12.87       2.45             1,021     1.31        4.30         2.05        3.57         13
1997                           13.43       8.81             1,782     1.30        4.21         1.98        3.53         35
1998                           13.62       5.54             2,215     1.30        4.04         1.96        3.38         33
1999                           12.63      (3.33)            2,718     1.30        4.20         1.95        3.55         44
-------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS FUND
------------------
Class A
-------
1995                          $12.22      17.07            23,180      .90        5.22         1.15        4.97         40
1996                           11.92       2.99            22,543      .86        5.08         1.18        4.76         45
1997                           12.20       8.27            22,852      .80        5.01         1.15        4.66         28
1998                           12.02       5.33            22,421      .80        4.82         1.15        4.47         49
1999                           11.17      (2.39)           20,507      .80        5.20         1.15        4.85         32

Class B
-------
1995*                          12.21      15.28               314     1.76+       4.36+        2.01+       4.10+        40
1996                           11.91       2.16               519     1.66        4.28         1.98        3.96         45
1997                           12.19       7.41               783     1.60        4.21         1.95        3.86         28
1998                           12.02       4.60             1,426     1.60        4.02         1.95        3.67         49
1999                           11.17      (3.19)            1,177     1.60        4.40         1.95        4.05         32
-------------------------------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                           Net Asset                          Net
                               Value                 Realized and
                        ------------          Net      Unrealized   Total from          Net          Net
                           Beginning   Investment  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       Income     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
MICHIGAN FUND
-------------
Class A
-------
1995                          $11.47        $.634       $1.331       $1.965        $.635         $  --       $.635
1996                           12.80         .627        (.215)        .412         .631          .011        .642
1997                           12.57         .610         .535        1.145         .609          .046        .655
1998                           13.06         .591         .124         .715         .589          .096        .685
1999                           13.09         .603        (.938)       (.335)        .595            --        .595

Class B
-------
1995*                          11.57         .528        1.241        1.769         .539            --        .539
1996                           12.80         .534        (.229)        .305         .534          .011        .545
1997                           12.56         .511         .536        1.047         .511          .046        .557
1998                           13.05         .484         .123         .607         .481          .096        .577
1999                           13.08         .502        (.930)       (.428)        .492            --        .492
-----------------------------------------------------------------------------------------------------------------------------
MINNESOTA FUND
--------------
Class A
-------
1995                          $10.48        $.589       $1.022       $1.611        $.591         $  --       $.591
1996                           11.50         .592        (.210)        .382         .592            --        .592
1997                           11.29         .599         .340         .939         .599            --        .599
1998                           11.63         .592         .116         .708         .588            --        .588
1999                           11.75         .597        (.785)       (.188)        .582            --        .582

Class B
-------
1995*                          10.55         .515         .950        1.465         .515            --        .515
1996                           11.50         .493        (.205)        .288         .498            --        .498
1997                           11.29         .508         .341         .849         .509            --        .509
1998                           11.63         .498         .114         .612         .492            --        .492
1999                           11.75         .499        (.781)       (.282)        .488            --        .488
-----------------------------------------------------------------------------------------------------------------------------
MISSOURI FUND
-------------
Class A
-------
1995                          $11.12        $.662       $1.356       $2.018        $.668         $  --       $.668
1996                           12.47         .637        (.180)        .457         .637            --        .637
1997                           12.29         .638         .490        1.128         .638            --        .638
1998                           12.78         .634         .188         .822         .632            --        .632
1999                           12.97         .650        (.904)       (.254)        .626            --        .626

Class B
-------
1995*                          11.22         .548        1.260        1.808         .548            --        .548
1996                           12.48         .538        (.189)        .349         .539            --        .539
1997                           12.29         .537         .494        1.031         .541            --        .541
1998                           12.78         .528         .187         .715         .525            --        .525
1999                           12.97         .553        (.905)       (.352)        .518            --        .518
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                    Ratio to Average Net  Assets Before Expenses
                                                                           Assets++         Waived or Assumed
                                                                    ------------------ -------------------------

                          Net Asset
                              Value                                                   Net                     Net    Portfolio
                          ---------      Total         Net Assets              Investment              Investment     Turnover
                             End of     Return**    End of Period   Expenses       Income   Expenses       Income         Rate
                             Period        (%)     (in thousands)        (%)          (%)        (%)          (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
MICHIGAN FUND
-------------
Class A
-------
1995                          $12.80      17.47           $36,837      .89        5.14         1.14        4.89         45
1996                           12.57       3.37            36,928      .88        5.03         1.13        4.78         43
1997                           13.06       9.37            39,581      .87        4.80         1.12        4.55         32
1998                           13.09       5.60            39,061      .89        4.51         1.13        4.27         20
1999                           12.16      (2.63)           36,506      .87        4.74         1.12        4.49         21

Class B
-------
1995*                          12.80      15.55               388     1.76+       4.41+        2.02+       4.15+        45
1996                           12.56       2.49               724     1.69        4.22         1.94        3.97         43
1997                           13.05       8.54             1,018     1.67        4.00         1.92        3.75         32
1998                           13.08       4.73             1,032     1.69        3.71         1.93        3.47         20
1999                           12.16      (3.34)              895     1.67        3.94         1.92        3.69         21
-------------------------------------------------------------------------------------------------------------------------------
MINNESOTA FUND
--------------
Class A
-------
1995                          $11.50      15.68           $ 8,162      .65        5.29         1.31        4.63         53
1996                           11.29       3.47             8,304      .56        5.27         1.31        4.52         49
1997                           11.63       8.57             8,231      .50        5.27         1.21        4.56         15
1998                           11.75       6.23             8,346      .50        5.08         1.23        4.35         22
1999                           10.98      (1.65)            8,363      .50        5.26         1.25        4.51         23

Class B
-------
1995*                          11.50      14.13                 0     1.45+       4.64+        2.11+       3.96+        53
1996                           11.29       2.61                41     1.40        4.44         2.14        3.69         49
1997                           11.63       7.71                44     1.30        4.47         2.01        3.76         15
1998                           11.75       5.37                47     1.30        4.28         2.03        3.55         22
1999                           10.98      (2.46)               83     1.30        4.46         2.05        3.71         23
-------------------------------------------------------------------------------------------------------------------------------
MISSOURI FUND
-------------
Class A
-------
1995                          $12.47      18.55           $ 1,890      .20        5.58         1.42        4.36         50
1996                           12.29       3.84             1,925      .38        5.24         1.69        3.93         15
1997                           12.78       9.44             1,798      .40        5.13         1.46        4.07         12
1998                           12.97       6.59             2,087      .40        4.97         1.30        4.07         17
1999                           12.09      (2.02)            2,471      .47        5.20         1.50        4.17         66

Class B
-------
1995*                          12.48      16.41                 0     1.00+       4.94+        2.22+       3.68+        50
1996                           12.29       2.93                36     1.24        4.38         2.55        3.07         15
1997                           12.78       8.60               117     1.20        4.33         2.26        3.27         12
1998                           12.97       5.71               172     1.20        4.17         2.10        3.27         17
1999                           12.10      (2.78)              210     1.27        4.40         2.30        3.37         66
-------------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                           Net Asset                          Net
                               Value                 Realized and
                        ------------          Net      Unrealized   Total from          Net          Net
                           Beginning   Investment  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       Income     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
NEW JERSEY FUND
---------------
Class A
-------
1995                          $12.06        $.648       $1.291       $1.939        $.652         $.097       $.749
1996                           13.25         .636        (.245)        .391         .636          .015        .651
1997                           12.99         .630         .427        1.057         .629          .118        .747
1998                           13.30         .606         .153         .759         .607          .142        .749
1999                           13.31         .653        (.919)       (.266)        .594            --        .594

Class B
-------
1995*                          12.14         .526        1.199        1.725         .528          .097        .625
1996                           13.24         .533        (.253)        .280         .535          .015        .550
1997                           12.97         .525         .433         .958         .530          .118        .648
1998                           13.28         .498         .153         .651         .499          .142        .641
1999                           13.29         .537        (.909)       (.372)        .488            --        .488
-----------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA FUND
-------------------
Class A
-------
1995                          $10.90        $.608       $1.391       $1.999        $.609         $  --       $.609
1996                           12.29         .590        (.159)        .431         .591            --        .591
1997                           12.13         .597         .530        1.127         .597            --        .597
1998                           12.66         .593         .239         .832         .592            --        .592
1999                           12.90         .606        (.900)       (.294)        .596            --        .596

Class B
-------
1995*                          10.99         .492        1.307        1.799         .499            --        .499
1996                           12.29         .496        (.161)        .335         .495            --        .495
1997                           12.13         .497         .534        1.031         .501            --        .501
1998                           12.66         .491         .233         .724         .484            --        .484
1999                           12.90         .490        (.891)       (.401)        .489            --        .489
-----------------------------------------------------------------------------------------------------------------------------
OHIO FUND
---------
Class A
-------
1995                          $11.30        $.615       $1.306       $1.921        $.619         $.092       $.711
1996                           12.51         .605        (.097)        .508         .609          .059        .668
1997                           12.35         .607         .430        1.037         .606          .071        .677
1998                           12.71         .614         .040         .654         .597          .067        .664
1999                           12.70         .636        (.853)       (.217)        .603            --        .603

Class B
-------
1995*                          11.40         .503        1.212        1.715         .513          .092        .605
1996                           12.51         .507        (.095)        .412         .513          .059        .572
1997                           12.35         .507         .424         .931         .510          .071        .581
1998                           12.70         .495         .061         .556         .489          .067        .556
1999                           12.70         .529        (.850)       (.321)        .499            --        .499
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                    Ratio to Average Net  Assets Before Expenses
                                                                           Assets++         Waived or Assumed
                                                                    ------------------ -------------------------

                          Net Asset
                              Value                                                   Net                     Net    Portfolio
                          ---------      Total         Net Assets              Investment              Investment     Turnover
                             End of     Return**    End of Period   Expenses       Income   Expenses       Income         Rate
                             Period        (%)     (in thousands)        (%)          (%)        (%)          (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY FUND
---------------
Class A
-------
1995                          $13.25      16.41           $59,153      .99        5.06         1.14        4.91         30
1996                           12.99       3.09            58,823      .98        4.92         1.13        4.77         35
1997                           13.30       8.36            59,243      .96        4.81         1.11        4.66         22
1998                           13.31       5.84            60,585      .97        4.53         1.11        4.39         27
1999                           12.45      (2.05)           52,846      .97        5.02         1.12        4.87         52

Class B
-------
1995*                          13.24      14.45               957     1.81+       4.24+        1.97+       4.08+        30
1996                           12.97       2.22             1,603     1.78        4.12         1.93        3.97         35
1997                           13.28       7.56             2,011     1.76        4.01         1.91        3.86         22
1998                           13.29       5.00             2,562     1.77        3.73         1.91        3.59         27
1999                           12.43      (2.85)            3,338     1.77        4.22         1.92        4.07         52
-------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA FUND
-------------------
Class A
-------
1995                          $12.29      18.72           $ 4,984      .20        5.18         1.36        4.03         76
1996                           12.13       3.68             5,822      .38        4.94         1.31        4.02         43
1997                           12.66       9.56             6,697      .40        4.87         1.23        4.04         30
1998                           12.90       6.72             8,297      .40        4.68         1.13        3.95         54
1999                           12.01      (2.35)            8,978      .48        4.84         1.24        4.08         47

Class B
-------
1995*                          12.29      16.65                75     1.00+       4.38+        2.16+       3.23+        76
1996                           12.13       2.85               134     1.20        4.12         2.12        3.20         43
1997                           12.66       8.71               185     1.20        4.07         2.03        3.24         30
1998                           12.90       5.83               246     1.20        3.88         1.93        3.15         54
1999                           12.01      (3.18)              596     1.28        4.04         2.04        3.28         47
-------------------------------------------------------------------------------------------------------------------------------
OHIO FUND
---------
Class A
-------
1995                          $12.51      17.34            19,398      .87        5.07         1.22        4.72         70
1996                           12.35       4.23            20,123      .86        4.95         1.19        4.62         33
1997                           12.71       8.64            19,308      .80        4.88         1.18        4.50         25
1998                           12.70       5.26            19,767      .80        4.83         1.19        4.44         34
1999                           11.88      (1.77)           18,574      .80        5.15         1.17        4.78         48

Class B
-------
1995*                          12.51      15.30               282     1.76+       4.33+        2.13+       3.95+        70
1996                           12.35       3.43               279     1.66        4.15         1.99        3.82         33
1997                           12.70       7.73               335     1.60        4.08         1.98        3.70         25
1998                           12.70       4.46               403     1.60        4.03         1.99        3.64         34
1999                           11.88      (2.59)              640     1.60        4.35         1.97        3.98         48
-------------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                           Net Asset                          Net
                               Value                 Realized and
                        ------------          Net      Unrealized   Total from          Net          Net
                           Beginning   Investment  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       Income     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
OREGON FUND
-----------
Class A
-------
1995                          $10.87        $.626       $1.289       $1.915        $.625         $  --       $.625
1996                           12.16         .589        (.161)        .428         .588            --        .588
1997                           12.00         .582         .582        1.164         .584            --        .584
1998                           12.58         .582         .191         .773         .583            --        .583
1999                           12.77         .585        (.828)       (.243)        .577            --        .577

Class B
-------
1995*                          10.97         .541        1.182        1.723         .543            --        .543
1996                           12.15         .495        (.161)        .334         .494            --        .494
1997                           11.99         .485         .573        1.058         .488            --        .488
1998                           12.56         .480         .204         .684         .484            --        .484
1999                           12.76         .489        (.846)       (.357)        .473            --        .473
-----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA FUND
-----------------
Class A
-------
1995                          $11.71        $.638       $1.463       $2.101        $.635         $.036       $.671
1996                           13.14         .622        (.197)        .425         .627          .028        .655
1997                           12.91         .624         .523        1.147         .624          .153        .777
1998                           13.28         .642         .038         .680         .605          .095        .700
1999                           13.26         .606        (.893)       (.287)        .613            --        .613

Class B
-------
1995*                          11.81         .539        1.376        1.915         .549          .036        .585
1996                           13.14         .529        (.201)        .328         .530          .028        .558
1997                           12.91         .526         .510        1.036         .523          .153        .676
1998                           13.27         .533         .039         .572         .497          .095        .592
1999                           13.25         .498        (.890)       (.392)        .508            --        .508
-----------------------------------------------------------------------------------------------------------------------------
VIRGINIA FUND
-------------
Class A
-------
1995                          $11.68        $.625       $1.370       $1.995        $.629         $.036       $.665
1996                           13.01         .626        (.195)        .431         .624          .067        .691
1997                           12.75         .615         .504        1.119         .617          .032        .649
1998                           13.22         .612         .123         .735         .603          .092        .695
1999                           13.26         .629        (.967)       (.338)        .612            --        .612

Class B
-------
1995*                          11.76         .510        1.286        1.796         .520          .036        .556
1996                           13.00         .525        (.194)        .331         .524          .067        .591
1997                           12.74         .513         .505        1.018         .516          .032        .548
1998                           13.21         .505         .112         .617         .495          .092        .587
1999                           13.24         .537        (.982)       (.445)        .505            --        .505
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                    Ratio to Average Net  Assets Before Expenses
                                                                           Assets++         Waived or Assumed
                                                                    ------------------ -------------------------

                          Net Asset
                              Value                                                   Net                     Net    Portfolio
                          ---------      Total         Net Assets              Investment              Investment     Turnover
                             End of     Return**    End of Period   Expenses       Income   Expenses       Income         Rate
                             Period        (%)     (in thousands)        (%)          (%)        (%)          (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
OREGON FUND
-----------
Class A
-------
1995                          $12.16      17.99           $ 6,840      .20        5.36         1.23        4.33         36
1996                           12.00       3.68             9,917      .46        4.97         1.26        4.16         21
1997                           12.58       9.97            11,800      .50        4.78         1.20        4.11         32
1998                           12.77       6.29            13,038      .50        4.62         1.20        3.92         27
1999                           11.95      (1.95)           12,389      .50        4.72         1.21        4.01         33

Class B
-------
1995*                          12.15      16.00               342     1.00+       4.72+        2.03+       3.65+        36
1996                           11.99       2.87               568     1.26        4.17         2.07        3.36         21
1997                           12.56       9.03               752     1.30        3.98         2.00        3.31         32
1998                           12.76       5.55             1,040     1.30        3.82         2.00        3.12         27
1999                           11.93      (2.85)            1,096     1.30        3.92         2.01        3.21         33
-------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA FUND
-----------------
Class A
-------
1995                          $13.14      18.29           $39,980      .86        5.07         1.11        4.82         48
1996                           12.91       3.39            42,228      .86        4.86         1.11        4.61         42
1997                           13.28       9.14            42,223      .85        4.79         1.10        4.54         37
1998                           13.26       5.23            40,774      .86        4.81         1.10        4.57         26
1999                           12.36      (2.24)           36,737      .86        4.69         1.11        4.44         36

Class B
-------
1995*                          13.14      16.49               247     1.72+       4.20+        1.98+       3.94+        48
1996                           12.91       2.61               781     1.66        4.06         1.91        3.81         42
1997                           13.27       8.23             1,739     1.65        3.99         1.90        3.74         37
1998                           13.25       4.39             2,048     1.66        4.01         1.90        3.77         26
1999                           12.35      (3.03)            1,936     1.66        3.89         1.91        3.64         36
-------------------------------------------------------------------------------------------------------------------------------
VIRGINIA FUND
-------------
Class A
-------
1995                          $13.01      17.42           $25,193      .81        5.01         1.16        4.66         34
1996                           12.75       3.47            21,047      .79        4.93         1.20        4.52         30
1997                           13.22       9.03            22,136      .80        4.78         1.16        4.42         10
1998                           13.26       5.69            23,423      .80        4.62         1.14        4.28         26
1999                           12.31      (2.62)           21,008      .80        4.90         1.17        4.53         36

Class B
-------
1995*                          13.00      15.53               991     1.66+       4.16+        2.02+       3.80+        34
1996                           12.74       2.66             1,166     1.59        4.13         2.00        3.72         30
1997                           13.21       8.19             1,390     1.60        3.98         1.96        3.62         10
1998                           13.24       4.76             1,484     1.60        3.82         1.94        3.48         26
1999                           12.29      (3.44)            1,059     1.60        4.10         1.97        3.73         36
-------------------------------------------------------------------------------------------------------------------------------

 *  For the period January 12, 1995 (date Class B shares were first offered) to December 31, 1995
**  Calculated without sales charges
 +  Annualized
++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent (Note 5)

See notes to financial statements



Independent Auditors' Report

To the Shareholders and Boards of Directors/Trustees of First Investors Tax-Exempt Money Market Fund, Inc.
First Investors Series Fund
First Investors Insured Tax Exempt Fund, Inc.
First Investors New York Insured Tax Free Fund, Inc.
and First Investors Multi-State Insured Tax Free Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of First Investors Tax-Exempt Money Market Fund, Inc., First Investors Insured Intermediate Tax Exempt Fund (a series of First Investors Series Fund), First Investors Insured Tax Exempt Fund, Inc., First Investors New York Insured Tax Free Fund, Inc. and the seventeen Funds comprising First Investors Multi-State Insured Tax Free Fund, as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Tax-Exempt Money Market Fund, Inc., First Investors Insured Intermediate Tax Exempt Fund, First Investors Insured Tax Exempt Fund, Inc., First Investors New York Insured Tax Free Fund, Inc. and the seventeen Funds comprising First Investors Multi-State Insured Tax Free Fund, at December 31, 1999, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
January 31, 2000


FIRST INVESTORS TAX EXEMPT FUNDS

Directors/Trustees
--------------------------------

James J. Coy (Emeritus)

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
--------------------------------

Glenn O. Head
President

Clark D. Wagner
Vice President
(All Funds except Tax-Exempt Money Market Fund)

Michael J. O'Keefe
Vice President
(Tax-Exempt Money Market Fund only)

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


FIRST INVESTORS TAX EXEMPT FUNDS

Shareholder Information
------------------

Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


The Tax-Exempt Money Market Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that the Fund will be able to do so or to achieve its investment objective. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.


It is the Funds' practice to mail only one copy of their annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.